UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05635)

Exact name of registrant as specified in charter:	Putnam Diversified Income Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2018

Date of reporting period:	October 1, 2017 — September 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Diversified Income Trust

Annual report
9 | 30 | 18

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PDINX

Putnam
Diversified Income
Trust

Annual report
9 | 30 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

November 7, 2018

Dear Fellow Shareholder:

Global financial markets met with increased challenges as we entered the final quarter of 2018. After rising to record highs in the summer, U.S. stocks declined in October as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Fortunately, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Effective January 30, 2018, the ICE BofAML U.S. Treasury Bill Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the fund’s benchmark. In Putnam Management’s opinion, this index more accurately reflects the fund’s multisector investment approach. The average annual total returns of the Bloomberg Barclays U.S. Aggregate Bond Index for the one-, three-, five-, ten-year, and life-of-fund periods ended September 30, 2018 were –1.22%, 1.31%, 2.16%, 3.77%, and 6.02%, respectively.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/18. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 14.

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Bill Kohli is Chief Investment Officer, Fixed Income. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the reporting period?

The period was marked by a strengthening U.S. economy, robust corporate-profit growth, rising interest rates, and increased global trade tensions. Overseas, growth in Europe and China slowed, hampered by trade uncertainty.

As the period progressed, trade tensions eased between the United States and most of its major trading partners, except for China. Beginning in July, both governments moved beyond rhetorical threats and imposed tariffs on hundreds of billions of dollars of each other’s products.

As expected, the Federal Reserve raised its target for short-term interest rates to a range of 2% to 2.25% at its September 2018 policy meeting, the third hike in 2018 and the eighth in the past three years. U.S. Treasury yields rose across the curve during the latter months of the period, as investors anticipated that the Fed would continue to raise interest rates at a steady pace. At the same time, accelerating economic growth increased the potential for inflation to pick up.

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Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/18. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Which holdings and strategies drove the fund’s performance?

Our mortgage-credit positions were the biggest contributor, led by strategies involving commercial mortgage-backed securities [CMBS]. Mezzanine cash bonds added value, as spreads — the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries — continued to gradually tighten. [Bond prices rise as spreads tighten.] Long exposure to the CMBX — an index that references a basket of CMBS issued in a particular year — also contributed, despite some weakness late in the period due to technical factors.

By way of background, mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. They provide a yield advantage over higher-rated bonds along with meaningful principal protection.

Additionally, an allocation to agency credit-risk transfer securities [CRTs] was a further modest contributor within our mortgage-credit strategies. CRTs continued to benefit from strong overall demand as investors embraced the sector’s relatively high yields backed by robust collateral and rising residential real estate prices. Moreover, credit-rating agencies upgraded certain CRT tranches, recognizing the improved outlook for their underlying collateral, which helped boost investor sentiment toward the sector.

Our corporate credit holdings — primarily high-yield bonds — also helped fuel the fund’s performance. High yield performed well amid improving U.S. economic growth; strong corporate earnings; softening trade tensions between the United States, Europe, and Mexico; and a generally rising U.S. stock market. From a supply-and-demand perspective, high-yield credit benefited from positive retail fund flows

4 Diversified Income Trust

during much of the period amid the lightest net new bond issuance since mid-2009.

How did the fund’s interest-rate and yield-curve positioning fare during the period?

Our “term structure” strategies also contributed. The fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — was below zero in the United States for much of the period. This meant that the portfolio was generally positioned to gain if market interest rates rose. This positioning aided performance as yields began to move higher across the curve during the latter months of the period.

A quantitative global interest-rate strategy — in which we sought to exploit rate differentials and yield-curve structures across various countries — produced mixed results during the period, but was a net contributor overall. Tactical positioning in Europe was a further plus, led by our positioning in the United Kingdom. We generally kept the fund’s duration below zero in that market, which proved beneficial as bond yields there rose.

What about detractors?

Our currency strategies were the primary detractor. The U.S. dollar strengthened against virtually all other major global currencies during the period. As a result, our long exposure to the Australian dollar and the Norwegian krone dampened the fund’s performance.

Our emerging-market [EM] investments slightly detracted amid heightened volatility. Bonds issued by the government of Argentina sold off, triggered by a dispute between the country’s president and the International Monetary Fund [IMF]. Argentina’s government petitioned

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

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the IMF to expedite $50 billion in emergency funding that it had promised the country at the beginning of 2018. Holdings in Venezuela also modestly hampered performance.

Given the substantial volatility in developing markets this period, I think it’s worth noting that EM debt rebounded in September, as investors sought to capitalize on newly attractive valuations created by the volatility.

How did you use derivatives during the period?

We used credit default swaps to gain exposure to CMBS via CMBX, and also to hedge the fund’s credit and market risks. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, and to hedge the risk associated with the fund’s curve positioning. We employed interest-rate swaps to gain exposure to rates in various countries. We also utilized options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our holdings of collateralized mortgage obligations, and to help manage overall downside risk. In addition, we used total return swaps as a hedging tool, and to help manage the portfolio’s sector exposure, as well as its inflation risk. Lastly, we used currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

Globally, we think economic growth remains on track, led by the United States. As a result, we believe the stage is set for bond yields to rise. And we don’t think rising yields will be a major disruption to asset markets. In our view, investors appear more comfortable with the idea that risk-driven assets can perform reasonably well even if rates move higher.

U.S. economic growth, and the Fed’s response to it, has placed pressure on international markets, particularly in developing countries. Assets have flowed out of emerging markets and into the United States in search of better risk-adjusted returns. The dilemma facing policy makers in less-developed countries is whether to try to keep pace with the Fed as it raises interest rates. We think higher rates could help stem capital outflows from

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Diversified Income Trust

emerging markets, but could also crimp their domestic growth.

Given this outlook, how are you positioning the fund?

We continue to favor mortgage credit, prepayment risk, and corporate credit, but are taking a somewhat more conservative approach than previously. We are doing this by purchasing securities with less price sensitivity to changes in yield spreads, while also seeking greater credit protection by investing at more senior levels in a deal’s credit structure.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s dividend rate per class A share was reduced from $0.033 to $0.026 in July 2018. This reduction reflects Putnam Management’s expectations for the portfolio’s income level in the current fixed-income environment. The fund’s management team continues to look for attractive relative value across various market sectors. However, spreads within several sectors have tightened significantly during the past couple of years. The fund’s distribution rate remains competitive with other multisector bond funds. Similar reductions were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Comparative index returns For periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
ICE BofAML U.S. Treasury
Bill Index	—*	4.02%	0.40%	2.65%	0.52%	2.48%	0.82%	1.54%
Bloomberg Barclays U.S.
Aggregate Bond Index	6.02%	44.82	3.77	11.28	2.16	3.99	1.31	–1.22
Lipper Alternative Credit
Focus Funds category	5.53	50.11	4.05	12.19	2.29	10.44	3.33	0.75
average†

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Effective January 30, 2018, the ICE BofAML U.S. Treasury Bill Index replaced the Bloomberg Barclays U.S. Aggregate Bond Index as the fund’s benchmark. In Putnam Management’s opinion,this index more accurately reflects the fund’s multisector investment approach.

* The fund’s benchmark, the ICE BofAML U.S. Treasury Bill Index, was introduced on 6/30/92, which post-dates the inception of the fund.

† Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/18, there were 255, 215, 128, 44, and 3 funds, respectively, in this Lipper category.

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Fund price and distribution information For the 12-month period ended 9/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y
Number	12		12	12	12		12	12	12
Income	$0.375		$0.321	$0.326	$0.361		$0.360	$0.399	$0.392
Capital gains	—		—	—	—		—	—	—
Total	$0.375		$0.321	$0.326	$0.361		$0.360	$0.399	$0.392
	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value
9/30/17	$7.07	$7.36	$6.99	$6.94	$6.94	$7.17	$6.98	$7.00	$7.00
9/30/18	6.96	7.25	6.88	6.82	6.82	7.05	6.87	6.89	6.88
	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value
Current dividend
rate[1]	4.48%	4.30%	3.66%	3.87%	4.40%	4.26%	4.37%	4.88%	4.88%
Current 30-day
SEC yield[2]	N/A	4.55	3.99	3.99	N/A	4.34	4.49	5.09	4.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

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Fund performance Total return for periods ended 9/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (10/3/88)
Before sales charge	6.11%	73.31%	5.65%	16.74%	3.14%	15.74%	4.99%	3.81%
After sales charge	5.96	66.38	5.22	12.07	2.31	11.11	3.57	–0.34
Class B (3/1/93)
Before CDSC	5.88	63.31	5.03	12.41	2.37	13.16	4.21	3.05
After CDSC	5.88	63.31	5.03	10.62	2.04	10.22	3.30	–1.87
Class C (2/1/99)
Before CDSC	5.84	60.55	4.85	12.44	2.37	13.18	4.21	3.00
After CDSC	5.84	60.55	4.85	12.44	2.37	13.18	4.21	2.02
Class M (12/1/94)
Before sales charge	5.82	68.99	5.39	15.41	2.91	14.87	4.73	3.53
After sales charge	5.70	63.50	5.04	11.66	2.23	11.14	3.58	0.16
Class R (12/1/03)
Net asset value	5.83	68.80	5.37	15.41	2.91	15.04	4.78	3.64
Class R6 (11/1/13)
Net asset value	6.30	78.30	5.95	18.72	3.49	16.95	5.36	4.20
Class Y (7/1/96)
Net asset value	6.29	77.42	5.90	18.14	3.39	16.57	5.24	3.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

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Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $16,331 and $16,055, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $16,350. A $10,000 investment in the fund’s class R, R6, and Y shares would have been valued at $16,880, $17,830, and $17,742, respectively.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/17	1.00%	1.75%	1.75%	1.25%	1.25%	0.65%	0.75%
Annualized expense ratio for the
six-month period ended 9/30/18*	0.98%	1.73%	1.73%	1.23%	1.23%	0.64%	0.73%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/18 to 9/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.93	$8.69	$8.68	$6.18	$6.18	$3.22	$3.67
Ending value (after expenses)	$1,006.60	$1,002.70	$1,001.70	$1,005.70	$1,005.70	$1,008.40	$1,006.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/18, use the following calculation method. To find the value of your investment on 4/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$4.96	$8.74	$8.74	$6.23	$6.23	$3.24	$3.70
Ending value (after expenses)	$1,020.16	$1,016.39	$1,016.39	$1,018.90	$1,018.90	$1,021.86	$1,021.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government

Diversified Income Trust 13

agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Diversified Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2018, Putnam employees had approximately $508,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Diversified Income Trust 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Diversified Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

Diversified Income Trust 17

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

18 Diversified Income Trust

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

Diversified Income Trust 19

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Sector Income Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	4th
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 316, 267 and 201 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2017 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was largely due to the fund’s overweight exposure, in 2015 and the first half of 2016, to securities with a short duration in an environment of falling intermediate-term interest rates. The Trustees also noted Putnam Management’s view that the fund’s international term structure positioning had detracted from the fund’s performance, particularly in the second quarter of 2015 (Greek debt crisis) and June and July of 2016 (the U.K.’s vote to leave the European Union). In addition, the Trustees considered Putnam Management’s view that the fund’s performance had improved since mid-2016 as a result of generally rising interest rates and the fund’s exposure to the mortgage and high-yield credit markets. The Trustees also noted that, for the three-year period ended January 31, 2018, the fund’s performance was in the first quartile of its Lipper peer group.

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of additional portfolio managers in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under

20 Diversified Income Trust

the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Diversified Income Trust 21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Diversified Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Diversified Income Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust (the “fund”), including the fund’s portfolio, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
November 7, 2018

Diversified Income Trust 23

The fund’s portfolio 9/30/18

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)*	amount	Value
Agency collateralized mortgage obligations (18.2%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK, ((-4.024 x 1 Month US LIBOR) + 25.79%),
17.108%, 4/15/37	$195,365	$265,972
Structured Agency Credit Risk Debt FRN Ser. 14-HQ3, Class M3,
(1 Month US LIBOR + 4.75%), 6.966%, 10/25/24	1,016,006	1,126,679
Ser. 4509, Class CI, IO, 6.00%, 9/15/45	24,631,069	5,999,118
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	12,878,556	2,817,828
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	8,843,199	1,981,504
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	11,151,116	2,204,029
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	14,302,373	2,513,183
IFB Ser. 3919, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.50%),
4.342%, 9/15/41	16,476,237	2,433,436
IFB Ser. 4731, Class QS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.042%, 11/15/47	29,119,910	4,622,786
Ser. 4635, Class PI, IO, 4.00%, 12/15/46	32,926,692	6,938,972
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	38,000,204	5,475,569
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	33,015,523	4,594,672
Ser. 4020, Class IA, IO, 4.00%, 3/15/27	10,313,639	1,030,126
IFB Ser. 4678, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.942%, 4/15/47	15,288,431	2,904,037
IFB Ser. 4265, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.942%, 1/15/35	53,020,399	6,587,254
IFB Ser. 326, Class S2, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.792%, 3/15/44	14,064,420	2,017,212
IFB Ser. 311, Class S1, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.792%, 8/15/43	13,028,817	2,070,949
Ser. 4484, Class TI, IO, 3.50%, 11/15/44	15,876,001	3,043,842
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	6,716,707	696,351
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	28,520,495	1,633,825
Ser. 4801, Class IG, IO, 3.00%, 6/15/48	32,147,979	6,145,954
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	22,241,489	2,067,013
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	12,817,744	806,364
FRB Ser. 57, Class 1AX, IO, 0.368%, 7/25/43 W	10,121,452	110,324
Ser. 3314, PO, zero %, 11/15/36	17,943	17,450
Ser. 3326, Class WF, zero %, 10/15/35 W	31,675	21,389
Ser. 1208, Class F, PO, zero %, 2/15/22	6,195	5,947
Federal Home Loan Mortgage Corporation Structured Agency
Credit risk Debt FRN Ser. 15-HQ1, Class M3, (1 Month US LIBOR +
3.80%), 6.016%, 3/25/25	935,000	999,245
Federal National Mortgage Association
IFB Ser. 06-8, Class HP, ((-3.667 x 1 Month US LIBOR) + 24.57%),
16.442%, 3/25/36	571,706	800,234
IFB Ser. 05-83, Class QP, ((-2.6 x 1 Month US LIBOR) + 17.39%),
11.633%, 11/25/34	147,259	163,134
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.766%, 2/25/25	3,861,230	4,174,005
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	2,281,816	2,460,304
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	19,300,295	4,730,143

24 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 15-69, IO, 6.00%, 9/25/45	$23,210,330	$5,587,632
Ser. 15-58, Class KI, IO, 6.00%, 3/25/37	33,412,032	7,853,164
Ser. 16-3, Class MI, IO, 5.50%, 2/25/46	62,892,079	13,475,257
Ser. 15-30, IO, 5.50%, 5/25/45	2,695,541	588,383
Ser. 399, Class 2, IO, 5.50%, 11/25/39	33,622	7,791
Ser. 374, Class 6, IO, 5.50%, 8/25/36	1,365,854	270,140
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2,
(1 Month US LIBOR + 2.90%), 5.116%, 7/25/24	1,563,712	1,666,063
Ser. 12-151, Class IN, IO, 5.00%, 1/25/43	21,629,340	5,120,097
Ser. 378, Class 19, IO, 5.00%, 6/25/35	1,537,821	300,847
Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
(1 Month US LIBOR + 2.60%), 4.816%, 5/25/24	877,000	933,400
Ser. 18-58, Class AI, IO, 4.50%, 8/25/48	45,515,927	8,832,366
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	9,168,776	2,195,024
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	11,053,156	1,494,387
Ser. 404, Class 2, IO, 4.50%, 5/25/40	126,161	26,688
Ser. 366, Class 22, IO, 4.50%, 10/25/35	203,045	5,605
IFB Ser. 12-36, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.45%),
4.234%, 4/25/42	8,576,789	1,360,553
IFB Ser. 10-35, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.40%),
4.184%, 4/25/40	11,130,103	1,739,078
Ser. 18-3, Class PI, IO, 4.00%, 2/25/48	31,513,705	6,145,173
Ser. 17-65, Class LI, IO, 4.00%, 8/25/47	20,319,644	3,554,312
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	12,412,130	2,455,104
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	21,576,999	3,448,868
Ser. 13-115, Class CI, IO, 4.00%, 2/25/43	16,893,138	2,238,338
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	8,157,979	1,239,605
Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	9,449,334	1,667,808
Ser. 405, Class 2, IO, 4.00%, 10/25/40	144,813	31,258
IFB Ser. 13-18, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.934%, 10/25/41	13,181,200	1,091,351
IFB Ser. 16-96, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.884%, 12/25/46	67,444,638	8,599,191
IFB Ser. 16-82, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.884%, 11/25/46	86,209,209	10,691,917
IFB Ser. 16-62, Class GS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.884%, 9/25/46	47,673,122	6,018,732
Ser. 13-107, Class SB, IO, ((-1 x 1 Month US LIBOR) + 5.95%),
3.734%, 2/25/43	44,104,643	7,277,266
IFB Ser. 11-101, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%),
3.684%, 10/25/41	30,624,122	3,751,455
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	50,140,473	8,488,782
Ser. 13-18, Class IN, IO, 3.50%, 3/25/43	32,240,936	4,845,749
Ser. 13-70, Class CI, IO, 3.50%, 1/25/43	7,832,807	874,070
Ser. 13-49, Class IP, IO, 3.50%, 12/25/42	23,085,090	2,636,318
Ser. 13-40, Class YI, IO, 3.50%, 6/25/42	22,346,272	3,298,757
Ser. 12-123, Class DI, IO, 3.50%, 5/25/41	29,652,267	4,370,121
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	40,574,827	4,226,274
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	12,942,309	809,813

Diversified Income Trust 25

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	$9,526,339	$675,913
Ser. 13-35, Class PI, IO, 3.00%, 2/25/42	27,837,212	1,900,196
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	19,315,476	1,888,435
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	14,757,672	868,637
FRB Ser. 01-50, Class B1, IO, 0.381%, 10/25/41 W	185,835	799
FRB Ser. 02-W8, Class 1, IO, 0.299%, 6/25/42 W	6,852,204	55,503
Ser. 99-51, Class N, PO, zero %, 9/17/29	43,678	39,856
Federal National Mortgage Association Grantor Trust
Ser. 98-T2, Class A4, IO, 6.50%, 10/25/36	19,737	1,556
Ser. 00-T6, IO, 0.717%, 11/25/40 W	4,586,768	97,239
Government National Mortgage Association
Ser. 17-104, Class MI, IO, 5.50%, 7/16/47	19,723,774	5,203,976
Ser. 17-79, Class IB, IO, 5.50%, 5/20/47	8,317,316	1,902,270
Ser. 17-52, Class DI, IO, 5.50%, 4/20/47	11,578,205	2,286,695
Ser. 18-37, IO, 5.00%, 3/20/48	27,124,392	6,170,799
Ser. 17-179, Class WI, IO, 5.00%, 12/20/47	13,523,663	3,178,061
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	10,953,915	2,504,832
Ser. 16-126, Class PI, IO, 5.00%, 2/20/46	20,811,931	4,771,343
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	26,088,318	3,587,144
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	35,240,153	8,117,992
Ser. 18-127, Class IC, IO, 5.00%, 10/20/44	4,638,250	1,026,445
Ser. 14-132, IO, 5.00%, 9/20/44	14,082,088	3,210,434
Ser. 14-163, Class NI, IO, 5.00%, 2/20/44	14,919,000	3,080,411
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	5,484,830	1,243,960
Ser. 12-146, IO, 5.00%, 12/20/42	9,809,736	2,235,148
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	39,412,956	8,975,655
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	12,436,874	2,881,251
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	60,647,236	13,724,470
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	37,423,624	8,594,335
Ser. 15-105, Class LI, IO, 5.00%, 10/20/39	19,102,534	4,375,626
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	17,052,720	3,958,035
Ser. 17-160, Class AI, IO, 4.50%, 10/20/47	18,381,454	3,989,143
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	11,027,151	1,496,385
Ser. 16-17, Class IA, IO, 4.50%, 3/20/45	24,137,842	5,242,112
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	15,169,171	3,204,487
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	16,614,230	3,545,140
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	14,602,014	2,110,386
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	3,747,708	626,579
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	20,142,671	4,159,121
Ser. 13-167, IO, 4.50%, 9/20/40	7,152,080	1,632,198
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	9,865,095	2,154,537
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	28,138,617	6,052,054
Ser. 10-20, Class BI, IO, 4.50%, 2/16/40	19,815,103	4,296,707
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	14,939,083	3,080,439
Ser. 14-71, Class PI, IO, 4.50%, 12/20/39	20,049,848	3,681,753
IFB Ser. 18-105, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.085%, 8/20/48	67,923,095	9,169,618

26 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 18-91, Class SH, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
4.085%, 7/20/48	$45,396,823	$6,298,809
IFB Ser. 18-104, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.035%, 8/20/48	61,676,826	8,698,715
IFB Ser. 18-100, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.035%, 7/20/48	50,334,355	6,935,067
IFB Ser. 18-89, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.035%, 6/20/48	39,607,717	5,297,532
IFB Ser. 18-67, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.035%, 5/20/48	42,131,855	5,529,806
IFB Ser. 17-160, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
4.035%, 10/20/43	50,361,945	7,200,700
Ser. 16-138, Class DI, IO, 4.00%, 10/20/46	22,612,714	4,660,255
Ser. 15-89, Class IP, IO, 4.00%, 2/20/45	45,952,522	7,947,029
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	27,195,237	4,915,267
Ser. 15-79, Class MI, IO, 4.00%, 5/20/44	10,489,520	1,833,568
Ser. 14-4, Class BI, IO, 4.00%, 1/20/44	13,985,580	2,990,618
Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	12,488,525	2,414,379
Ser. 14-163, Class PI, IO, 4.00%, 10/20/43	12,707,578	1,522,087
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	8,237,044	1,589,502
Ser. 13-27, Class IJ, IO, 4.00%, 2/20/43	9,069,709	1,789,181
Ser. 13-24, Class PI, IO, 4.00%, 11/20/42	4,911,956	864,571
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	15,445,260	2,526,845
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	5,507,137	1,105,063
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	18,315,102	2,851,433
IFB Ser. 13-129, Class SN, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.985%, 9/20/43	9,459,972	1,264,893
IFB Ser. 16-77, Class SL, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.985%, 3/20/43	3,902,069	387,554
IFB Ser. 10-20, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.15%),
3.985%, 2/20/40	7,369,626	1,041,549
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.942%, 7/16/43	9,942,787	1,319,011
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 10/20/45	29,681,710	4,375,191
IFB Ser. 14-58, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 4/20/44	11,125,066	1,499,102
IFB Ser. 14-60, Class SE, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 4/20/44	16,315,886	2,187,814
IFB Ser. 14-46, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 3/20/44	17,918,588	2,398,044
IFB Ser. 14-4, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 1/20/44	31,789,519	4,485,256
IFB Ser. 13-182, Class SY, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.935%, 12/20/43	11,213,836	1,742,092
Ser. 18-21, Class AI, IO, 3.50%, 2/20/48	20,535,302	4,230,067
Ser. 17-139, Class IG, IO, 3.50%, 9/20/47	15,783,024	2,815,060
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	43,119,737	5,062,257
Ser. 16-79, IO, 3.50%, 6/20/46	29,887,217	5,379,699

Diversified Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-131, Class CI, IO, 3.50%, 9/20/45	$30,272,875	$5,553,919
Ser. 15-131, Class MI, IO, 3.50%, 9/20/45	47,581,460	8,326,755
Ser. 16-75, Class EI, IO, 3.50%, 8/20/45	52,763,306	9,012,770
Ser. 17-176, Class BI, IO, 3.50%, 5/20/45	40,860,189	6,771,587
Ser. 17-136, Class IG, IO, 3.50%, 2/20/44	21,669,073	2,579,920
Ser. 17-17, Class DI, IO, 3.50%, 9/20/43	16,340,280	2,267,263
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	10,669,469	1,439,111
Ser. 13-76, IO, 3.50%, 5/20/43	29,455,350	5,344,674
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	22,876,572	3,790,300
Ser. 13-28, IO, 3.50%, 2/20/43	8,080,157	1,422,108
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	18,880,820	3,256,186
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	17,921,334	3,120,104
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	12,726,193	2,166,889
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	33,617,584	6,278,767
Ser. 12-128, Class IA, IO, 3.50%, 10/20/42	25,806,862	4,849,262
Ser. 12-92, Class AI, IO, 3.50%, 4/20/42	11,239,072	1,144,320
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	18,165,775	1,745,731
Ser. 13-37, Class LI, IO, 3.50%, 1/20/42	23,073,771	3,098,808
Ser. 15-131, Class BI, IO, 3.50%, 6/20/41	28,173,112	2,782,095
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	33,894,865	4,030,099
Ser. 15-17, Class LI, IO, 3.50%, 5/16/40	23,959,902	2,455,890
Ser. 13-79, Class XI, IO, 3.50%, 11/20/39	27,826,865	3,354,448
Ser. 15-134, Class LI, IO, 3.50%, 5/20/39	18,092,093	1,537,828
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	9,669,460	873,983
IFB Ser. 14-119, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.60%),
3.435%, 8/20/44	28,945,590	3,364,925
Ser. 17-H18, Class FI, IO, 2.623%, 9/20/67 W	45,134,071	6,544,440
Ser. 17-H02, Class BI, IO, 2.384%, 1/20/67 W	26,326,546	3,414,553
Ser. 17-H03, Class EI, IO, 2.376%, 1/20/67 W	29,539,790	4,430,968
Ser. 16-H04, Class HI, IO, 2.366%, 7/20/65 W	61,192,753	5,727,642
Ser. 17-H20, Class HI, IO, 2.343%, 10/20/67 W	42,908,940	5,899,980
Ser. 16-H17, Class KI, IO, 2.324%, 7/20/66 W	29,859,433	3,247,213
Ser. 15-H18, Class BI, IO, 2.315%, 7/20/65 W	46,415,849	4,270,258
Ser. 17-H06, Class BI, IO, 2.309%, 2/20/67 W	63,279,134	7,606,152
Ser. 15-H15, Class BI, IO, 2.28%, 6/20/65 W	75,115,297	7,058,133
Ser. 15-H20, Class BI, IO, 2.234%, 8/20/65 W	50,881,319	4,594,583
Ser. 16-H16, Class EI, IO, 2.206%, 6/20/66 W	44,221,043	4,948,335
Ser. 15-H24, Class AI, IO, 2.166%, 9/20/65 W	39,878,333	3,801,003
Ser. 17-H08, Class NI, IO, 2.138%, 3/20/67 W	66,021,189	7,625,447
Ser. 17-H06, Class MI, IO, 2.108%, 2/20/67 W	51,051,378	5,504,411
Ser. 18-H01, Class XI, IO, 2.088%, 1/20/68 W	44,113,260	6,837,555
Ser. 18-H03, Class XI, IO, 2.066%, 2/20/68 W	107,820,133	14,943,870
Ser. 16-H23, Class NI, IO, 2.003%, 10/20/66 W	115,799,569	13,189,571
Ser. 18-H01, IO, 1.994%, 12/20/67 W	30,204,141	4,205,866
Ser. 17-H16, Class JI, IO, 1.988%, 8/20/67 W	44,935,099	6,290,914
Ser. 18-H02, Class HI, IO, 1.958%, 1/20/68 W	74,482,103	10,799,905
Ser. 17-H12, Class QI, IO, 1.949%, 5/20/67 W	57,052,619	6,819,443
Ser. 17-H11, Class TI, IO, 1.929%, 4/20/67 W	34,835,850	4,328,146

28 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H10, Class BI, IO, 1.888%, 4/20/65 W	$38,415,516	$3,292,709
Ser. 17-H05, Class CI, IO, 1.861%, 2/20/67 W	34,024,947	4,373,669
Ser. 15-H12, Class AI, IO, 1.846%, 5/20/65 W	86,566,900	7,613,213
Ser. 15-H23, Class DI, IO, 1.831%, 9/20/65 W	41,028,202	3,777,508
Ser. 16-H24, Class JI, IO, 1.829%, 11/20/66 W	24,653,711	3,020,079
Ser. 17-H11, Class DI, IO, 1.805%, 5/20/67 W	33,498,269	3,768,555
Ser. 18-H05, Class BI, IO, 1.80%, 2/20/68 W	85,803,241	11,958,827
Ser. 15-H15, Class AI, IO, 1.798%, 6/20/65 W	48,407,817	4,167,913
FRB Ser. 15-H08, Class CI, IO, 1.785%, 3/20/65 W	66,870,464	5,717,024
Ser. 17-H06, Class DI, IO, 1.762%, 2/20/67 W	36,842,559	3,131,617
Ser. 18-H04, IO, 1.744%, 2/20/68 W	54,475,692	7,731,681
Ser. 15-H23, Class BI, IO, 1.722%, 9/20/65 W	76,446,054	6,306,799
Ser. 16-H22, Class AI, IO, 1.718%, 10/20/66 W	51,576,708	5,859,475
Ser. 17-H16, IO, 1.709%, 8/20/67 W	42,484,263	5,312,614
Ser. 15-H03, Class CI, IO, 1.707%, 1/20/65 W	73,673,308	6,105,896
Ser. 17-H09, IO, 1.705%, 4/20/67 W	49,806,484	5,101,479
Ser. 16-H08, Class AI, IO, 1.686%, 8/20/65 W	55,715,656	3,988,517
Ser. 14-H25, Class BI, IO, 1.675%, 12/20/64 W	51,862,069	4,081,856
Ser. 16-H14, IO, 1.669%, 6/20/66 W	54,686,664	3,694,959
Ser. 17-H10, Class MI, IO, 1.643%, 4/20/67 W	101,549,060	9,840,104
Ser. 16-H18, IO, 1.641%, 8/20/66 W	60,661,647	4,091,810
Ser. 16-H12, Class AI, IO, 1.64%, 7/20/65 W	56,814,618	4,492,957
Ser. 15-H01, Class BI, IO, 1.56%, 1/20/65 W	44,035,375	2,985,246
Ser. 17-H03, Class HI, IO, 1.55%, 1/20/67 W	80,733,236	6,458,659
Ser. 16-H27, Class EI, IO, 1.504%, 12/20/66 W	43,765,248	4,408,080
Ser. 14-H06, Class BI, IO, 1.471%, 2/20/64 W	48,067,383	2,412,021
Ser. 12-H29, Class AI, IO, 1.463%, 10/20/62 W	31,453,644	1,169,164
Ser. 12-H29, Class FI, IO, 1.463%, 10/20/62 W	31,453,644	1,169,164
Ser. 16-H06, Class CI, IO, 1.153%, 2/20/66 W	47,324,964	3,207,119
Ser. 06-36, Class OD, PO, zero %, 7/16/36	11,228	9,012
		860,735,134
Commercial mortgage-backed securities (6.3%)
Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, zero %, 2/10/51 W	26,736,367	267
Banc of America Merrill Lynch Commercial Mortgage, Inc.
FRB Ser. 05-1, Class B, 5.687%, 11/10/42 W	5,997,388	5,457,623
FRB Ser. 05-1, Class C, 5.687%, 11/10/42 W	8,629,000	3,883,050
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	5,417,000	5,037,810
Ser. 05-PWR7, Class D, 5.304%, 2/11/41 W	4,190,000	4,190,000
Ser. 05-PWR7, Class C, 5.235%, 2/11/41 W	4,945,000	5,023,131
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	5,044,106	5,063,275
Bear Stearns Commercial Mortgage Securities Trust 144A
FRB Ser. 07-T28, Class D, 5.731%, 9/11/42 W	4,680,000	4,188,600
FRB Ser. 06-PW11, Class C, 5.283%, 3/11/39 (In default) † W	8,260,000	826,000
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS, IO,
zero %, 11/15/44 W	8,345,092	326

Diversified Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class E,
5.947%, 12/15/47 W	$13,980,000	$13,574,466
Citigroup Commercial Mortgage Trust FRB Ser. 06-C4, Class B,
6.395%, 3/15/49 W	14,812	14,749
Citigroup Commercial Mortgage Trust 144A FRB Ser. 14-GC21,
Class D, 5.091%, 5/10/47 W	3,772,000	3,378,780
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 6.015%, 5/15/46 W	4,138,231	4,186,870
COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.914%, 10/15/45 W	6,575,000	5,557,716
FRB Ser. 13-CR9, Class D, 4.399%, 7/10/45 W	5,143,000	4,402,419
Ser. 12-LC4, Class E, 4.25%, 12/10/44	10,009,000	8,085,751
Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.96%, 12/15/39 W	12,801,154	106,314
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 6.185%, 9/15/39 W	2,920,464	2,959,628
FRB Ser. 08-C1, Class AJ, 6.17%, 2/15/41 W	10,825,000	9,065,938
Credit Suisse First Boston Mortgage Securities Corp. Ser. 05-C3,
Class B, 4.882%, 7/15/37	149,737	149,797
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	1,807,956	1,865,811
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.94%, 4/15/50 W	10,407,000	9,341,415
GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	155,554	157,857
GS Mortgage Securities Corp. II 144A FRB Ser. 05-GG4, Class XC, IO,
1.591%, 7/10/39 W	2,622,592	2,622
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.84%, 1/10/45 W	252,248	249,095
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	3,114,000	2,919,082
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.974%, 2/15/47 W	3,108,000	2,790,126
FRB Ser. 14-C18, Class E, 4.474%, 2/15/47 W	7,852,000	5,666,098
FRB Ser. 14-C25, Class D, 4.093%, 11/15/47 W	12,689,000	10,155,768
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	15,725,000	9,615,680
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-LC11, Class D, 4.302%, 4/15/46 W	252,000	222,709
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.441%, 2/12/51 W	2,760,083	2,770,433
FRB Ser. 12-C8, Class E, 4.806%, 10/15/45 W	1,151,999	1,086,313
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	13,371,809	10,090,087
LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.217%, 4/20/48 W	9,081,000	7,929,621
Merrill Lynch Mortgage Trust Ser. 04-KEY2, Class D,
5.046%, 8/12/39 W	623,103	623,036
Mezz Cap Commercial Mortgage Trust 144A FRB Ser. 07-C5, Class X,
IO, 6.194%, 12/15/49 W	1,488,071	929
Morgan Stanley Bank of America Merrill Lynch Trust 144A
Ser. 14-C17, Class D, 4.86%, 8/15/47 W	12,022,000	10,945,257
Ser. 14-C17, Class E, 3.50%, 8/15/47	9,096,000	6,384,509
Ser. 14-C18, Class D, 3.389%, 10/15/47	4,477,440	3,545,684

30 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	$7,910,838	$1,977,709
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	5,560,000	5,252,869
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class F, 6.351%, 1/11/43 W	4,224,356	4,098,470
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	2,011,772	1,995,879
FRB Ser. 12-C4, Class E, 5.601%, 3/15/45 W	8,864,000	7,955,441
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%, 3/24/19 (Cayman
Islands) (In default) † W	1,590,000	15,105
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	4,414,162	368,582
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 5.00%, 5/10/63 W	6,847,000	4,680,445
Ser. 13-C6, Class E, 3.50%, 4/10/46	19,613,000	13,884,828
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.281%, 6/15/45 W	3,851,901	3,390,057
FRB Ser. 05-C21, Class D, 5.417%, 10/15/44 W	11,549,016	11,438,249
FRB Ser. 07-C34, IO, 0.117%, 5/15/46 W	11,087,495	2,716
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.423%, 7/15/46 W	14,132,111	12,348,262
Ser. 14-LC16, Class D, 3.938%, 8/15/50	11,010,000	9,119,847
Ser. 13-LC12, Class E, 3.50%, 7/15/46	15,829,000	7,454,509
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.862%, 11/15/44 W	508,000	502,943
Ser. 11-C3, Class E, 5.00%, 3/15/44 W	8,644,000	4,237,522
FRB Ser. 13-C15, Class D, 4.621%, 8/15/46 W	22,811,996	19,609,734
FRB Ser. 12-C10, Class D, 4.59%, 12/15/45 W	17,626,000	15,213,441
Ser. 13-C12, Class E, 3.50%, 3/15/48	3,747,000	2,864,818
		297,926,068
Residential mortgage-backed securities (non-agency) (11.0%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 3.88%, 11/27/36 W	11,827,877	9,876,277
FRB Ser. 12-RR5, Class 4A8, (1 Month US LIBOR + 0.17%),
2.235%, 6/26/35	1,849,127	1,838,911
Bear Stearns Alt-A Trust FRB Ser. 05-7, Class 21A1, 4.37%, 9/25/35 W	3,479,682	3,273,711
Bear Stearns Mortgage Funding Trust FRB Ser. 06-AR2, Class 2A1,
(1 Month US LIBOR + 0.23%), 2.446%, 9/25/46	7,061,032	7,096,336
Bellemeade Re, Ltd. 144A
FRB Ser. 17-1, Class B1, (1 Month US LIBOR + 4.75%), 6.966%,
10/25/27 (Bermuda)	2,376,000	2,506,229
FRB Ser. 18-2A, Class B1, (1 Month US LIBOR + 2.65%), 4.866%,
8/25/28 (Bermuda)	730,000	740,950
Chevy Chase Funding LLC Mortgage-Backed Certificates 144A FRB
Ser. 06-4A, Class A2, (1 Month US LIBOR + 0.18%), 2.396%, 11/25/47	4,439,271	3,753,984
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
2.566%, 3/25/37	11,207,359	9,651,381
FRB Ser. 07-AMC3, Class A2B, (1 Month US LIBOR + 0.18%),
2.396%, 3/25/37	1,546,595	1,326,063

Diversified Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-OA10, Class 1A1, (1 Month US LIBOR + 0.96%),
2.805%, 8/25/46	$5,646,003	$5,020,068
FRB Ser. 06-OA7, Class 1A1, 2.796%, 6/25/46 W	3,600,121	3,205,547
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.785%, 6/25/46	12,808,795	11,905,725
FRB Ser. 05-38, Class A3, (1 Month US LIBOR + 0.35%),
2.566%, 9/25/35	31,440,079	30,377,539
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.556%, 2/25/37	6,031,848	3,820,712
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.495%, 11/20/35	26,038,639	25,482,477
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	4,655,013	3,933,486
FRB Ser. 06-OA10, Class 3A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	7,743,947	6,892,113
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.406%, 8/25/46	15,510,334	13,106,233
Deutsche Alt-A Securities Mortgage Loan Trust FRB Ser. 06-AR4,
Class A2, (1 Month US LIBOR + 0.19%), 2.406%, 12/25/36	12,131,167	7,263,294
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
(1 Month US LIBOR + 10.50%), 12.716%, 5/25/28	6,344,453	8,349,675
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 12.216%, 7/25/28	763,460	1,013,343
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.566%, 4/25/28	11,941,195	15,463,431
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.766%, 12/25/27	8,558,865	10,580,118
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 7.366%, 10/25/29	5,310,000	6,226,713
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
(1 Month US LIBOR + 5.15%), 7.366%, 11/25/28	2,950,000	3,497,890
Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
(1 Month US LIBOR + 4.95%), 7.166%, 7/25/29	3,062,000	3,547,585
Structured Agency Credit Risk Debt FRN Ser. 16-HQA3, Class M3,
(1 Month US LIBOR + 3.85%), 6.066%, 3/25/29	3,145,000	3,561,589
FRB Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%),
5.766%, 8/25/29	1,528,000	1,676,929
Structured Agency Credit Risk Debt FRN Ser. 17-HQA3, Class M2,
(1 Month US LIBOR + 2.35%), 4.566%, 4/25/30	1,950,000	2,009,908
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.516%, 9/25/30	6,320,000	6,392,609
Federal Home Loan Mortgage Corporation 144A Structured
Agency Credit Risk Debt FRN Ser. 18-DNA2, Class B1, (1 Month
US LIBOR + 3.70%), 5.916%, 12/25/30	6,635,000	6,650,660
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.466%, 9/25/28	13,968,585	20,537,603
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 13.966%, 10/25/28	7,740,547	10,921,762

32 Diversified Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
(1 Month US LIBOR + 11.75%), 13.966%, 8/25/28	$7,828,787	$11,232,671
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.116%, 10/25/28	9,077,000	10,507,289
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.916%, 4/25/28	22,444,943	26,078,785
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.716%, 9/25/29	17,930,000	21,025,190
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1M2,
(1 Month US LIBOR + 5.30%), 7.516%, 10/25/28	4,103,000	4,836,668
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	14,016,420	15,975,402
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
(1 Month US LIBOR + 5.00%), 7.216%, 7/25/25	6,845,278	7,616,660
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
(1 Month US LIBOR + 4.85%), 7.066%, 10/25/29	5,357,000	6,148,093
Connecticut Avenue Securities FRB Ser. 16-C05, Class 2M2,
(1 Month US LIBOR + 4.45%), 6.666%, 1/25/29	1,010,000	1,126,701
Connecticut Avenue Securities FRB Ser. 16-C07, Class 2M2,
(1 Month US LIBOR + 4.35%), 6.566%, 5/25/29	3,840,000	4,284,603
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.516%, 2/25/25	4,848,442	5,342,010
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 4/25/29	501,000	569,907
Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.466%, 1/25/29	894,000	1,009,795
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2B1,
(1 Month US LIBOR + 4.00%), 6.216%, 8/25/30	2,208,000	2,220,969
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1B1,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/30	1,626,000	1,732,817
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.216%, 5/25/25	1,442,808	1,584,511
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2,
(1 Month US LIBOR + 3.65%), 5.866%, 9/25/29	1,640,000	1,805,930
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.816%, 1/25/30	3,517,000	3,718,976
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1B1,
(1 Month US LIBOR + 3.55%), 5.766%, 7/25/30	8,029,000	8,235,988
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2,
(1 Month US LIBOR + 3.55%), 5.766%, 7/25/29	8,093,000	8,828,745
Connecticut Avenue Securities FRB Ser. 17-C06, Class 2M2,
(1 Month US LIBOR + 2.80%), 5.016%, 2/25/30	5,574,900	5,819,641
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2,
(1 Month US LIBOR + 2.65%), 4.866%, 2/25/30	4,510,000	4,706,631
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2M2,
(1 Month US LIBOR + 2.55%), 4.766%, 12/25/30	2,690,000	2,749,080
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.566%, 1/25/31	2,110,000	2,144,104
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 4.416%, 8/25/30	5,366,000	5,444,865

Diversified Income Trust 33

	Principal
MORTGAGE-BACKED SECURITIES (35.5%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A Connecticut Avenue
Securities FRB Ser. 17-C01, Class 1B1, (1 Month US LIBOR + 5.75%),
7.966%, 7/25/29	$4,310,000	$5,221,257
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, (1 Month
US LIBOR + 0.18%), 2.396%, 5/25/36	12,044,659	5,618,689
GSR Mortgage Loan Trust FRB Ser. 07-OA1, Class 2A3A, (1 Month
US LIBOR + 0.31%), 2.526%, 5/25/37	8,193,547	6,220,758
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.416%, 6/25/37	5,776,943	3,432,356
Oaktown Re, Ltd. 144A
FRB Ser. 17-1A, Class M2, (1 Month US LIBOR + 4.00%), 6.216%,
4/25/27 (Bermuda)	4,010,000	4,163,508
FRB Ser. 18-1A, Class M2, (1 Month US LIBOR + 2.85%), 5.066%,
7/25/28 (Bermuda)	17,300,000	17,464,886
Radnor Re, Ltd. 144A FRB Ser. 18-1, Class M2, (1 Month US LIBOR
+ 2.70%), 4.916%, 3/25/28 (Bermuda)	6,240,000	6,280,560
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7,
Class A1A, (1 Month US LIBOR + 0.21%), 2.426%, 8/25/36	13,512,580	11,823,507
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.124%, 9/25/35 W	6,132,251	6,166,636
FRB Ser. 05-AR14, Class 1A2, 3.538%, 12/25/35 W	9,242,045	9,276,261
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.706%, 10/25/45	10,329,105	10,227,483
FRB Ser. 05-AR19, Class A1C4, (1 Month US LIBOR + 0.40%),
2.616%, 12/25/45	3,037,896	2,971,822
FRB Ser. 05-AR19, Class A1B3, (1 Month US LIBOR + 0.35%),
2.566%, 12/25/45	2,921,414	2,793,784
Wells Fargo Mortgage Backed Securities Trust
FRB Ser. 06-AR5, Class 1A1, 4.192%, 4/25/36 W	4,236,943	4,300,497
FRB Ser. 06-AR2, Class 1A1, 4.019%, 3/25/36 W	4,337,421	4,352,592
		516,561,478
Total mortgage-backed securities (cost $1,689,233,138)		$1,675,222,680

	Principal
CORPORATE BONDS AND NOTES (26.0%)*	amount	Value
Basic materials (3.6%)
Alcoa Nederland Holding BV 144A company guaranty sr. unsec.
unsub. notes 6.125%, 5/15/28 (Netherlands)	$2,385,000	$2,450,588
Allegheny Technologies, Inc. sr. unsec. unsub. notes
7.875%, 8/15/23	2,625,000	2,808,750
Allegheny Technologies, Inc. sr. unsec. unsub. notes
5.95%, 1/15/21	515,000	523,369
Alpha 2 BV 144A sr. unsec. notes 8.75%, 6/1/23 (Netherlands) ‡‡	2,190,000	2,222,850
Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)	2,995,000	2,968,794
American Woodmark Corp. 144A company guaranty sr. unsec.
notes 4.875%, 3/15/26	2,329,000	2,218,373
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	1,760,000	1,909,600
ArcelorMittal SA sr. unsec. unsub. notes 7.00%, 10/15/39 (France)	2,255,000	2,621,105
Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24	1,865,000	1,827,700

34 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Basic materials cont.
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	$2,100,000	$1,934,625
Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23	1,881,000	1,946,835
Big River Steel, LLC/BRS Finance Corp. 144A company guaranty sr.
notes 7.25%, 9/1/25	3,316,000	3,502,525
BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24	4,755,000	4,594,519
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	5,477,000	5,584,897
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	3,915,000	3,763,294
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	2,785,000	2,739,744
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	5,975,000	5,825,028
Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)	2,200,000	2,266,066
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	800,000	826,688
Cemex SAB de CV 144A company guaranty sr. sub. notes 5.70%,
1/11/25 (Mexico)	1,675,000	1,693,844
CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43	3,256,000	2,881,560
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	1,147,000	1,106,052
Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25	1,764,000	1,870,704
Cleveland-Cliffs, Inc. company guaranty sr. unsec. notes
5.75%, 3/1/25	771,000	749,798
Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24	4,624,000	4,282,981
Constellium NV 144A company guaranty sr. unsec. notes 5.875%,
2/15/26 (Netherlands)	2,615,000	2,533,281
Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	2,370,000	2,358,150
Cornerstone Chemical Co. 144A company guaranty sr. notes
6.75%, 8/15/24	1,554,000	1,556,284
CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	1,596,000	1,613,955
Crown Americas, LLC/Crown Americas Capital Corp. VI 144A
company guaranty sr. unsec. notes 4.75%, 2/1/26	1,965,000	1,876,575
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	4,360,000	4,136,550
First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6.875%, 3/1/26 (Canada)	1,760,000	1,599,400
Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	1,849,000	1,765,795
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	1,943,000	2,069,295
Freeport-McMoRan, Inc. company guaranty sr. unsec. unsub.
notes 5.45%, 3/15/43 (Indonesia)	1,134,000	1,031,940
GCP Applied Technologies, Inc. 144A sr. unsec. notes
5.50%, 4/15/26	5,916,000	5,819,865
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	2,305,000	2,379,913

Diversified Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Basic materials cont.
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26		$3,285,000	$3,132,083
James Hardie International Finance DAC 144A sr. unsec. bonds
5.00%, 1/15/28 (Ireland)		1,910,000	1,802,563
Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22		1,078,000	1,172,325
Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25		1,937,000	1,990,268
Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24		2,758,000	2,751,105
Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)		635,000	663,613
Mercer International, Inc. sr. unsec. notes 6.50%, 2/1/24 (Canada)		1,601,000	1,637,183
Mercer International, Inc. sr. unsec. notes 5.50%, 1/15/26 (Canada)		1,190,000	1,166,200
New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)		2,086,000	1,820,035
New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)		525,000	438,375
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)		2,089,000	1,945,381
Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26		2,051,000	2,003,827
Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24		5,660,000	5,794,425
Pisces Midco, Inc. 144A sr. notes 8.00%, 4/15/26		2,068,000	2,083,511
PQ Corp. 144A company guaranty sr. unsec. notes 5.75%, 12/15/25		2,824,000	2,802,821
Smurfit Kappa Treasury Funding DAC company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		4,131,000	4,864,253
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
8.00%, 10/1/26 (Netherlands)		3,445,000	3,488,063
Starfruit Finco BV/Starfruit US Holdco, LLC 144A sr. unsec. notes
Ser. REGS, 6.50%, 10/1/26 (Netherlands)	EUR	400,000	468,568
Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26		$1,692,000	1,683,540
Steel Dynamics, Inc. company guaranty sr. unsec. notes
4.125%, 9/15/25		570,000	542,925
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		1,985,000	2,026,685
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		1,557,000	1,580,043
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 5.182%, 4/24/28 (Switzerland)		2,765,000	2,645,322
Syngenta Finance NV 144A company guaranty sr. unsec. unsub.
notes 4.892%, 4/24/25 (Switzerland)		2,090,000	2,051,516
Syngenta Finance NV 144A sr. unsec. notes 7.875%, 7/15/26		1,715,000	1,693,563
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		1,312,000	1,285,760
TMS International Corp. 144A sr. unsec. notes 7.25%, 8/15/25		2,285,000	2,302,138
TopBuild Corp. 144A company guaranty sr. unsec. notes
5.625%, 5/1/26		2,556,000	2,498,490
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
144A sr. unsec. notes 5.375%, 9/1/25 (Luxembourg)		1,350,000	1,297,688
Tronox Finance PLC 144A company guaranty sr. unsec. notes
5.75%, 10/1/25 (United Kingdom)		750,000	693,750

36 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/15/26		$1,790,000	$1,722,876
U.S. Concrete, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		3,789,000	3,833,332
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		860,000	891,175
USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27		2,224,000	2,248,486
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		1,858,000	1,892,838
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		2,381,000	2,506,003
			167,282,021
Capital goods (1.6%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27		3,649,000	3,443,744
ARD Securities Finance SARL 144A sr. notes 8.75% (8.75%), 1/31/23
(Luxembourg) ‡‡		848,058	846,998
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		3,765,000	3,939,131
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)		1,390,000	1,360,463
ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		1,568,000	1,621,312
Berry Global, Inc. 144A notes 4.50%, 2/15/26		2,805,000	2,664,750
Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		848,000	932,800
Bombardier, Inc. 144A sr. unsec. notes 7.50%, 12/1/24 (Canada)		4,667,000	4,917,851
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		3,209,000	3,393,518
Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		2,765,000	3,006,938
Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		2,215,000	2,228,844
GFL Environmental, Inc. 144A sr. unsec. notes 5.375%,
3/1/23 (Canada)		1,555,000	1,459,756
Great Lakes Dredge & Dock Corp. company guaranty sr. unsec.
notes 8.00%, 5/15/22		4,270,000	4,387,425
Hulk Finance Corp. 144A sr. unsec. notes 7.00%, 6/1/26 (Canada)		4,937,000	4,770,377
Novafives SAS sr. notes Ser. REGS, 5.00%, 6/15/25 (France)	EUR	1,200,000	1,296,359
Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$1,865,000	1,920,950
Park-Ohio Industries, Inc. company guaranty sr. unsec. notes
6.625%, 4/15/27		1,433,000	1,468,825
RBS Global, Inc./Rexnord, LLC 144A sr. unsec. notes
4.875%, 12/15/25		2,780,000	2,647,951
Stevens Holding Co, Inc. 144A company guaranty sr. unsec. notes
6.125%, 10/1/26		2,970,000	3,018,263
Tennant Co. company guaranty sr. unsec. unsub. notes
5.625%, 5/1/25		2,160,000	2,187,000
Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		1,334,000	1,252,293

Diversified Income Trust 37

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Capital goods cont.
Titan Acquisition, Ltd./Titan Co-Borrower, LLC. 144A sr. unsec.
notes 7.75%, 4/15/26 (Canada)		$4,322,000	$3,749,336
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		645,000	657,094
TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		3,651,000	3,687,510
TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24		2,155,000	2,207,798
Trident Merger Sub, Inc. 144A sr. unsec. notes 6.625%, 11/1/25		3,142,000	2,977,045
Vertiv Group Corp. 144A sr. unsec. notes 9.25%, 10/15/24		1,968,000	2,046,720
Vertiv Intermediate Holding Corp. 144A sr. unsec. notes
12.00%, 2/15/22 ‡‡		850,000	869,125
Wabash National Corp. 144A company guaranty sr. unsec. notes
5.50%, 10/1/25		4,019,000	3,838,145
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%, 10/1/25		3,058,000	2,935,680
			75,734,001
Communication services (3.1%)
Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)		1,050,000	1,057,875
Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)		670,000	653,250
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7.625%, 2/15/25 (Luxembourg)		540,000	484,650
Altice Luxembourg SA company guaranty sr. unsec. sub. notes
Ser. REGS, 6.25%, 2/15/25 (Luxembourg)	EUR	1,185,000	1,286,965
Altice Luxembourg SA 144A company guaranty sr. unsec. notes
7.75%, 5/15/22 (Luxembourg)		$5,005,000	4,861,106
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26		4,250,000	4,202,188
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24		2,520,000	2,560,951
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.875%, 5/1/27		315,000	312,244
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26		1,527,000	1,530,818
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23		5,653,000	5,661,763
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25		7,940,000	8,436,250
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. notes 7.50%, 4/1/28		4,305,000	4,509,488
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		1,610,000	1,610,354
Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21		598,000	601,738
CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25		2,754,000	2,836,620
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27		3,991,000	3,841,338
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24		5,050,000	4,936,375
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21		2,060,000	2,168,150
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.875%, 10/15/25		1,483,000	1,723,988

38 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Communication services cont.
CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23		$1,140,000	$1,247,160
Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)		6,600,000	5,511,000
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24		4,243,000	3,802,789
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R		1,080,000	1,080,000
Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25		615,000	479,522
Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22		1,578,000	1,404,420
Frontier Communications Corp. 144A company guaranty notes
8.50%, 4/1/26		4,169,000	3,939,705
Intelsat Connect Finance SA 144A company guaranty sr. unsec.
notes 9.50%, 2/15/23 (Luxembourg)		6,935,000	6,900,325
Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)		4,869,000	5,155,054
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.625%, 2/1/23		1,696,000	1,715,250
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 3/15/26		3,943,000	3,879,124
SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)		4,231,000	4,172,824
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		3,402,000	3,419,010
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		854,000	859,295
Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		10,036,000	10,826,336
Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		3,845,000	4,066,088
Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/Sprint
Spectrum Co. III, LLC 144A company guaranty sr. notes
3.36%, 9/20/21		1,113,750	1,109,573
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		3,740,000	3,896,332
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		1,889,000	1,941,892
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		3,720,000	3,706,050
T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		555,000	552,572
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds
4.75%, 2/1/28		1,760,000	1,656,601
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
4.50%, 2/1/26		730,000	696,690
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	3,640,500	4,770,387
UPC Holding BV 144A sr. notes 5.50%, 1/15/28 (Netherlands)		$1,200,000	1,138,884
Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		3,535,000	3,623,375
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		2,073,000	2,031,540
Virgin Media Finance PLC 144A company guaranty sr. unsec.
unsub. notes 4.50%, 1/15/25 (United Kingdom)	EUR	3,165,000	3,754,650

Diversified Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Communication services cont.
Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	600,000	$799,933
Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	1,350,000	1,750,482
Windstream Services, LLC/Windstream Finance Corp. 144A
company guaranty sub. notes 9.00%, 6/30/25		$3,020,000	2,332,950
Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	1,025,000	1,178,664
			146,674,588
Consumer cyclicals (4.1%)
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
notes 6.125%, 5/15/27		$5,077,000	4,861,229
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		756,000	723,870
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		913,000	919,848
AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		939,000	899,093
American Builders & Contractors Supply Co., Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/26		580,000	581,450
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		1,509,000	1,537,294
Boyd Gaming Corp. company guaranty sr. unsec. notes
6.00%, 8/15/26		985,000	992,388
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		936,000	983,269
Boyne USA, Inc. 144A company guaranty notes 7.25%, 5/1/25		815,000	861,863
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		1,335,000	1,341,275
Carriage Services, Inc. 144A sr. unsec. notes 6.625%, 6/1/26		1,945,000	1,983,900
CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		2,952,000	2,836,813
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		6,000	6,030
Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		2,061,000	2,027,509
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		978,000	982,890
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		4,577,000	4,657,098
Codere Finance 2 Luxembourg SA company guaranty sr. notes
Ser. REGS, 6.75%, 11/1/21 (Luxembourg)	EUR	1,200,000	1,311,407
Constellation Merger Sub, Inc. 144A sr. unsec. notes 8.50%, 9/15/25		$6,204,000	5,878,291
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 10/15/25		2,790,000	2,657,475
Delta Merger Sub., Inc. 144A sr. unsec. notes 6.00%, 9/15/26		385,000	389,813
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		1,475,000	1,511,875
Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		465,000	452,794

40 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Consumer cyclicals cont.
Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		$1,394,000	$1,467,185
Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		1,940,000	1,953,405
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25		1,735,000	1,761,025
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		1,191,000	1,209,473
Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		841,000	833,642
Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	3,471,000	2,754,106
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		$1,375,000	1,336,328
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. notes 4.875%, 4/1/27		3,250,000	3,203,622
Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		4,276,000	4,233,240
iHeartCommunications, Inc. company guaranty sr. notes 9.00%,
12/15/19 (In default) †		581,000	437,203
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%, 8/1/28
(United Kingdom)		1,085,000	1,086,356
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		1,345,000	1,365,175
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)		450,000	432,000
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R		820,000	760,550
Iron Mountain, Inc. 144A company guaranty sr. unsec. notes
4.875%, 9/15/27 R		2,840,000	2,605,700
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		5,216,000	5,738,643
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		3,634,000	3,761,190
Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		645,000	684,609
JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37		1,361,000	544,400
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.875%, 12/15/27		1,050,000	956,813
Jeld-Wen, Inc. 144A company guaranty sr. unsec. notes
4.625%, 12/15/25		1,200,000	1,107,000
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		1,184,000	1,232,841
LHMC Finco SARL 144A sr. notes 7.875%, 12/20/23 (Luxembourg)		1,130,000	1,148,645
Lions Gate Capital Holdings, LLC 144A company guaranty sr.
unsec. notes 5.875%, 11/1/24		1,817,000	1,862,425
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		2,091,000	2,049,180
Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 3/15/26		3,192,000	3,223,920
Masaria Investments SAU sr. notes Ser. REGS, 5.00%,
9/15/24 (Spain)	EUR	1,180,000	1,298,565

Diversified Income Trust 41

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Consumer cyclicals cont.
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	$1,105,000	$1,116,050
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)	1,355,000	1,310,556
Meredith Corp. 144A sr. unsec. notes 6.875%, 2/1/26	3,230,000	3,310,750
Navistar International Corp. 144A sr. unsec. notes 6.625%, 11/1/25	4,572,000	4,754,880
Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28	1,158,000	943,770
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21	1,604,188	1,057,761
Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21	1,280,000	840,800
Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24	5,369,000	5,254,909
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)	1,367,000	1,339,660
Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22	3,597,000	3,507,075
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25	2,510,000	2,535,100
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24	246,000	247,845
Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24	2,207,000	2,184,520
Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27	1,260,000	1,215,522
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22	4,243,000	4,322,556
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	733,000	712,623
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24	1,901,000	1,862,980
PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23	740,000	531,876
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32	2,075,000	2,233,219
Refinitiv US Holdings, Inc. 144A company guaranty sr. notes
6.25%, 5/15/26	2,135,000	2,142,878
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21	3,266,000	3,257,835
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	2,214,000	2,227,683
Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22	6,036,000	6,390,616
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	4,445,000	4,350,544
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.125%, 2/15/27	1,392,000	1,278,900
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	2,578,000	2,674,675
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	4,062,000	3,899,520
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	2,830,000	2,801,700
Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	5,090,000	4,962,750

42 Diversified Income Trust

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25		$2,045,000	$2,065,450
Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22		90,000	92,250
Spectrum Brands, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 12/15/24		75,000	76,500
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25		2,834,000	2,897,765
Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24		2,416,000	2,412,980
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28		145,000	133,937
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25		1,565,000	1,478,456
Takko Luxembourg 2 SCA company guaranty sr. notes Ser. REGS,
5.375%, 11/15/23 (Luxembourg)	EUR	700,000	668,507
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24		$1,945,000	1,930,413
Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22		1,804,000	1,835,570
Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25		2,003,000	1,872,805
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		1,745,000	1,688,288
Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25		4,119,000	3,974,835
WMG Acquisition Corp. 144A company guaranty sr. unsec. notes
5.50%, 4/15/26		2,935,000	2,912,988
Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26		1,220,000	1,197,126
Wyndham Destinations, Inc. sr. unsec. unsub. bonds 5.75%, 4/1/27		248,000	233,741
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26		1,630,000	1,613,700
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27		3,791,000	3,520,891
			191,320,470
Consumer staples (1.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 5.00%, 10/15/25 (Canada)		2,285,000	2,187,888
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)		1,575,000	1,492,313
Ascend Learning, LLC 144A sr. unsec. notes 6.875%, 8/1/25		2,155,000	2,176,550
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27		1,770,000	1,681,500
Ashtead Capital, Inc. 144A notes 4.125%, 8/15/25		2,900,000	2,755,000
Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		5,135,000	5,278,163
CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		1,892,000	1,712,260
Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		2,870,000	2,694,213
Diamond (BC) BV sr. unsec. notes Ser. REGS, 5.625%, 8/15/25	EUR	600,000	650,374
Diamond (BC) BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	2,355,000	2,552,718
Europcar Groupe SA sr. notes Ser. REGS, 4.125%, 11/15/24 (France)	EUR	1,200,000	1,387,994

Diversified Income Trust 43

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Consumer staples cont.
Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23	$1,388,000	$1,034,060
Golden Nugget, Inc. 144A company guaranty sr. unsec. sub. notes
8.75%, 10/1/25	4,321,000	4,529,618
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%, 10/15/24	3,068,000	3,112,118
Itron, Inc. 144A company guaranty sr. unsec. notes 5.00%, 1/15/26	2,987,000	2,867,520
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26	1,680,000	1,673,700
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	1,680,000	1,666,358
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27	1,055,000	1,014,119
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	1,799,000	1,763,020
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24	440,000	430,100
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	2,824,000	2,810,162
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	715,000	739,131
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 4/15/28	1,595,000	1,499,300
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	1,290,000	1,285,163
Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23	3,228,000	2,893,095
		51,886,437
Energy (6.1%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	765,000	789,863
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. company
guaranty sr. unsec. notes 7.875%, 12/15/24	7,464,000	7,090,800
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,618,000	1,656,428
Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.375%, 11/1/21	2,529,000	2,561,371
Apergy Corp. 144A sr. unsec. notes 6.375%, 5/1/26	3,029,000	3,112,298
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	1,567,000	1,762,875
Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 7.00%, 11/1/26	790,000	787,038
Baytex Energy Corp. 144A company guaranty sr. unsec. sub. notes
5.625%, 6/1/24 (Canada)	2,420,000	2,311,100
California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	1,102,000	1,052,410
California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	1,011,000	965,505
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	3,967,000	4,170,309
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	3,690,000	3,703,837
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 6/15/27	671,000	684,420
Chesapeake Energy Corp. company guaranty sr. unsec. notes
8.00%, 1/15/25	2,750,000	2,835,938

44 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Energy cont.
Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	$302,000	$294,073
Comstock Escrow Corp. 144A sr. unsec. notes 9.75%, 8/15/26	2,679,000	2,673,107
Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	3,954,000	3,904,439
Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	5,536,000	5,428,944
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	1,152,000	1,172,278
Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	3,792,000	3,844,140
CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
5.625%, 10/15/25	1,860,000	1,813,500
DCP Midstream Operating LP company guaranty sr. unsec. unsub.
notes 5.375%, 7/15/25	1,030,000	1,049,313
DCP Midstream Operating LP 144A company guaranty sr. unsec.
unsub. bonds 6.75%, 9/15/37	1,311,000	1,402,770
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	367,000	357,825
Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	2,042,000	2,207,913
Denbury Resources, Inc. 144A notes 7.50%, 2/15/24	1,042,000	1,073,260
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	4,923,000	5,021,460
Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	720,000	720,900
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
bonds 5.75%, 1/30/28	2,105,000	2,105,000
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 5.50%, 1/30/26	835,000	835,000
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	4,600,000	4,404,500
Ensco PLC sr. unsec. notes 7.75%, 2/1/26 (United Kingdom)	1,368,000	1,357,741
EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	1,495,000	1,470,707
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 9.375%, 5/1/24	3,236,000	2,669,700
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	1,145,000	875,925
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	526,000	529,945
EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 7.75%, 5/15/26	3,645,000	3,731,569
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	3,407,000	3,441,070
Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	2,810,000	2,873,225
Indigo Natural Resources, LLC 144A sr. unsec. notes
6.875%, 2/15/26	3,184,000	3,080,520
Jagged Peak Energy, LLC 144A company guaranty sr. unsec. notes
5.875%, 5/1/26	1,728,000	1,719,360

Diversified Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	$97,000	$88,513
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	1,747,000	1,589,770
MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	1,345,000	1,331,550
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.75%, 2/1/25	2,750,000	2,636,327
Nabors Industries, Inc. company guaranty sr. unsec. notes
5.50%, 1/15/23	330,000	324,162
Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	2,593,000	2,706,444
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	1,765,000	1,828,981
Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	888,000	881,340
Noble Holding International, Ltd. 144A company guaranty sr.
unsec. notes 7.875%, 2/1/26	720,000	747,001
Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	994,000	1,016,365
Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	1,484,000	1,509,940
Oasis Petroleum, Inc. 144A sr. unsec. notes 6.25%, 5/1/26	1,870,000	1,902,726
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	34,226,000	34,658,959
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	2,934,000	2,787,300
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	22,004,000	24,094,380
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	23,947,000	24,725,278
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.999%, 1/27/28 (Brazil)	2,005,000	1,842,094
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	5,730,000	5,328,900
Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela) (In default) †	2,797,000	601,355
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	17,125,000	3,707,563
Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela) (In default) †	24,565,000	5,281,475
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	18,553,000	18,919,254
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/18/24 (Mexico)	1,665,000	1,658,340
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.875%, 1/24/22 (Mexico)	13,471,000	13,625,917
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	1,637,000	1,530,595
Range Resources Corp. company guaranty sr. unsec. sub. notes
5.75%, 6/1/21	2,216,000	2,279,710
Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22	1,655,000	1,714,044

46 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Energy cont.
Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	$1,639,000	$1,593,928
Sabine Pass Liquefaction, LLC sr. notes 5.75%, 5/15/24	775,000	831,939
SESI, LLC company guaranty sr. unsec. notes 7.75%, 9/15/24	2,760,000	2,815,200
SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	736,000	746,304
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	2,285,000	2,199,313
Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	3,730,000	373
SM Energy Co. sr. unsec. notes 6.625%, 1/15/27	840,000	868,350
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	1,650,000	1,606,687
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	2,020,000	2,037,676
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. notes 5.375%, 2/1/27	1,082,000	1,082,000
Targa Resources Partners LP/Targa Resources Partners
Finance Corp. 144A company guaranty sr. unsec. unsub. bonds
5.00%, 1/15/28	3,790,000	3,685,775
Transocean Pontus, Ltd. 144A company guaranty sr. notes 6.125%,
8/1/25 (Cayman Islands)	1,030,000	1,045,450
Trinidad Drilling, Ltd. 144A company guaranty sr. unsec. notes
6.625%, 2/15/25 (Canada)	3,669,000	3,632,310
USA Compression Partners LP/USA Compression Finance Corp.
144A sr. unsec. notes 6.875%, 4/1/26	2,490,000	2,570,926
Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	1,231,000	1,223,306
Weatherford International, LLC 144A company guaranty sr. unsec.
notes 9.875%, 3/1/25	890,000	858,850
Weatherford International, Ltd. company guaranty sr. unsec. sub.
notes 9.875%, 2/15/24	3,206,000	3,141,880
Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	388,000	366,660
Whiting Petroleum Corp. sr. unsec. notes 6.625%, 1/15/26	1,145,000	1,190,800
Williams Cos., Inc. (The) sr. unsec. unsub. notes 8.75%, 3/15/32	1,336,000	1,780,169
Williams Cos., Inc. (The) sr. unsec. unsub. notes 7.75%, 6/15/31	853,000	1,027,883
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	317,000	359,795
WPX Energy, Inc. sr. unsec. notes 5.75%, 6/1/26	1,818,000	1,840,725
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	511,000	529,524
		289,896,482
Financials (2.6%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	2,006,000	2,021,045
Alliant Holdings Intermediate, LLC 144A sr. unsec. notes
8.25%, 8/1/23	40,000	41,400
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	11,721,000	14,197,061
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,193,000	1,231,773
American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	1,221,000	1,532,355

Diversified Income Trust 47

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Financials cont.
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity		$1,685,000	$1,818,958
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23		4,170,000	4,248,188
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25		2,072,000	2,113,440
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22		781,000	796,620
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20		3,987,000	3,907,260
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25		2,735,000	2,796,538
Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21		2,038,000	2,055,832
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)		1,285,000	1,267,331
Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31		3,250,000	4,009,688
Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31		1,223,000	1,508,876
ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R		2,080,000	2,012,400
Fairfax Financial Holdings, Ltd. 144A sr. unsec. notes 4.85%,
4/17/28 (Canada)		1,155,000	1,138,712
Freedom Mortgage Corp. 144A sr. unsec. notes 8.25%, 4/15/25		1,662,000	1,612,140
Freedom Mortgage Corp. 144A sr. unsec. notes 8.125%, 11/15/24		2,119,000	2,055,430
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)		1,290,000	1,343,213
HUB International, Ltd. 144A sr. unsec. notes 7.00%, 5/1/26		2,217,000	2,219,904
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24		1,110,000	1,136,363
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22		1,075,000	1,101,875
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22		3,267,000	3,307,838
Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)		1,370,000	1,320,351
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R		725,000	730,438
iStar, Inc. sr. unsec. unsub. notes 5.25%, 9/15/22 R		750,000	738,750
Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97		2,675,000	3,510,480
Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13.00%, perpetual
maturity (United Kingdom)	GBP	100,000	221,089
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)		$1,455,000	1,483,198
LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25		4,195,000	4,095,369
MetLife, Inc. 144A jr. unsec. sub. bonds 9.25%, 4/8/38		935,000	1,255,238
MGM Growth Properties Operating Partnership LP/MGP Finance
Co-Issuer, Inc. company guaranty sr. unsec. notes 4.50%, 1/15/28 R		680,000	622,268
Miller Homes Group Holdings PLC company guaranty sr. notes
Ser. REGS, 5.50%, 10/15/24 (United Kingdom)	GBP	1,075,000	1,414,915
Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21		$3,743,000	3,747,492
Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		2,500,000	2,500,000
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		1,370,000	1,451,351

48 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Financials cont.
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)	$2,445,000	$3,050,138
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	3,515,000	3,598,481
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)	1,580,000	1,534,750
Springleaf Finance Corp. company guaranty sr. unsec. sub. notes
7.125%, 3/15/26	1,045,000	1,039,775
Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 6.875%, 3/15/25	1,745,000	1,740,638
Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19	640,000	648,800
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	2,020,000	1,934,372
Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20	2,000,000	1,960,000
TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
11.125%, 4/1/23	3,437,000	3,437,000
Travelport Corporate Finance PLC 144A company guaranty sr.
notes 6.00%, 3/15/26 (United Kingdom)	3,145,000	3,194,282
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	1,400,000	1,413,993
USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25	1,786,000	1,781,535
VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)	10,740,000	10,471,500
Wand Merger Corp. 144A sr. unsec. notes 9.125%, 7/15/26	610,000	638,976
Wand Merger Corp. 144A sr. unsec. notes 8.125%, 7/15/23	1,930,000	2,019,263
WeWork Cos, Inc. 144A company guaranty sr. unsec. notes
7.875%, 5/1/25	3,560,000	3,450,103
		124,478,785
Health care (2.1%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23	4,120,000	3,708,000
ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25	1,886,000	1,433,360
Bausch Health Cos., Inc. 144A company guaranty sr. notes
5.50%, 11/1/25	550,000	550,000
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.25%, 4/1/26	1,985,000	2,141,319
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
9.00%, 12/15/25	1,540,000	1,657,426
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
6.125%, 4/15/25	4,552,000	4,324,400
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.875%, 5/15/23	9,512,000	9,274,200
Bausch Health Cos., Inc. 144A company guaranty sr. unsec. notes
5.625%, 12/1/21	1,062,000	1,058,018
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
7.00%, 3/15/24	1,985,000	2,097,153
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	660,000	686,400
Bausch Health Cos., Inc. 144A sr. unsec. notes 8.50%, 1/31/27	1,935,000	2,031,750
BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21	3,974,000	3,765,366
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	2,705,000	2,840,250
Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22	1,466,000	1,482,493

Diversified Income Trust 49

		Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.		amount	Value
Health care cont.
Centene Escrow I Corp. 144A sr. unsec. notes 5.375%, 6/1/26		$950,000	$972,658
CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		9,064,000	8,608,081
CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		4,193,000	2,349,338
CHS/Community Health Systems, Inc. 144A company guaranty
sub. notes 8.125%, 6/30/24		2,743,000	2,280,475
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)		500,000	431,000
Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		3,728,000	3,289,960
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		1,642,000	1,689,208
HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		3,345,000	3,390,994
HCA, Inc. company guaranty sr. sub. notes 5.875%, 3/15/22		2,000,000	2,120,000
HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22		741,000	811,395
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23		3,400,000	3,425,500
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21		2,287,000	2,516,386
Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)		2,404,000	2,028,375
Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22		2,175,000	2,210,344
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25		395,000	388,088
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22		2,396,000	2,340,892
Service Corp. International sr. unsec. notes 5.375%, 1/15/22		2,587,000	2,619,338
Service Corp. International sr. unsec. notes 4.625%, 12/15/27		600,000	575,886
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24		4,990,000	5,072,036
Sotera Health Holdings, LLC 144A sr. unsec. notes 6.50%, 5/15/23		1,831,000	1,885,930
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20		4,416,000	4,561,066
Tenet Healthcare Corp. sr. unsec. notes 8.125%, 4/1/22		1,085,000	1,143,373
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.75%, 3/1/28 (Netherlands)		2,520,000	2,658,261
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)		2,240,000	2,274,595
Unilabs Subholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.75%, 5/15/25 (Sweden)	EUR	1,200,000	1,358,290
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25		$955,000	970,519
WellCare Health Plans, Inc. 144A sr. unsec. notes 5.375%, 8/15/26		835,000	849,613
			99,871,736
Technology (1.0%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19		4,103,000	—
Banff Merger Sub, Inc. 144A sr. unsec. notes 9.75%, 9/1/26		3,824,000	3,879,448
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		5,466,000	5,863,378

50 Diversified Income Trust

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23	$2,550,000	$2,681,669
Energizer Gamma Acquisition, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 7/15/26	730,000	754,638
First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23	2,016,000	2,099,161
First Data Corp. 144A notes 5.75%, 1/15/24	3,609,000	3,667,646
First Data Corp. 144A sr. notes 5.375%, 8/15/23	1,705,000	1,731,002
Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24	5,065,000	4,926,219
Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡	4,165,000	4,201,402
Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22	2,564,000	2,598,742
Qorvo, Inc. 144A sr. unsec. notes 5.50%, 7/15/26	825,000	839,438
Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24	4,493,000	4,908,603
Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25	2,509,000	2,440,003
TTM Technologies, Inc. 144A company guaranty sr. unsec. notes
5.625%, 10/1/25	3,515,000	3,523,788
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	2,410,000	2,330,651
		46,445,788
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23	3,638,000	3,710,760
		3,710,760
Utilities and power (0.6%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25	4,414,000	4,524,350
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	965,000	971,031
AES Corp./Virginia (The) sr. unsec. notes 4.50%, 3/15/23	860,000	862,150
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	2,193,000	2,214,930
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	1,946,000	1,722,210
Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26	1,105,000	1,023,506
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	510,000	512,550
Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37	2,495,000	2,688,537
Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24	1,162,000	1,250,603
Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.125%, 1/30/26	999,000	1,100,149
Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24	1,695,000	1,783,988
Energy Transfer Equity LP sr. sub. notes 5.50%, 6/1/27	837,000	868,639
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †	1,666,000	1,124,550
NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26	1,216,000	1,319,360
NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27	2,133,000	2,239,650

Diversified Income Trust 51

	Principal
CORPORATE BONDS AND NOTES (26.0%)* cont.	amount	Value
Utilities and power cont.
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds
5.75%, 1/15/28	$755,000	$762,550
Vistra Operations Co., LLC 144A sr. unsec. notes 5.50%, 9/1/26	2,833,000	2,864,872
		27,833,625
Total corporate bonds and notes (cost $1,254,918,362)		$1,225,134,693

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (15.9%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (2.9%)
Government National Mortgage Association Pass-Through Certificates
6.50%, 11/20/38	$202,360	$225,282
4.50%, TBA, 10/1/48	74,000,000	76,468,596
4.00%, TBA, 10/1/48	40,000,000	40,668,752
4.00%, 10/20/45	17,318,252	17,683,559
		135,046,189
U.S. Government Agency Mortgage Obligations (13.0%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
TBA, 10/1/48	44,000,000	44,429,686
Federal National Mortgage Association Pass-Through Certificates
5.50%, TBA, 10/1/48	23,000,000	24,563,282
4.00%, TBA, 11/1/48	80,000,000	80,668,752
4.00%, TBA, 10/1/48	80,000,000	80,775,000
3.50%, TBA, 10/1/48	350,000,000	344,421,875
2.50%, TBA, 10/1/48	44,000,000	40,689,686
		615,548,281
Total U.S. government and agency mortgage obligations (cost $756,659,810)		$750,594,470

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.500%, 12/31/18 [i]	$375,000	$375,705
Total U.S. treasury obligations (cost $375,705)		$375,705

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (9.1%)*	amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)	$2,500,000	$2,056,250
Argentina (Republic of) sr. unsec. unsub. notes 7.50%,
4/22/26 (Argentina)	17,570,000	15,681,225
Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)	15,119,000	12,851,150
Argentina (Republic of) sr. unsec. unsub. notes 5.875%,
1/11/28 (Argentina)	9,325,000	7,413,375
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)	16,490,000	13,975,275
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)	9,195,000	7,264,050
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)	4,058,000	3,728,584
Buenos Aires (Province of) sr. unsec. unsub. bonds Ser. REGS,
7.875%, 6/15/27 (Argentina)	9,958,000	8,292,027

52 Diversified Income Trust

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.1%)* cont.		amount	Value
Buenos Aires (Province of) sr. unsec. unsub. notes Ser. REGS,
6.50%, 2/15/23 (Argentina)		$3,810,000	$3,340,989
Buenos Aires (Province of) unsec. FRN (Argentina Deposit Rates
BADLAR + 3.83%), 45.78%, 5/31/22 (Argentina)	ARS	99,370,000	2,214,105
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$12,315,000	10,254,701
Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		11,969,000	11,090,475
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		19,020,000	15,976,800
Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		5,225,000	4,859,250
Costa Rica (Government of) sr. unsec. unsub. notes Ser. REGS,
4.25%, 1/26/23 (Costa Rica)		5,000,000	4,543,750
Dominican (Republic of) sr. unsec. unsub. notes 7.50%, 5/6/21
(Dominican Republic)		4,035,000	4,224,645
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		4,148,000	4,687,240
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%,
1/29/26 (Dominican Republic)		4,100,000	4,383,720
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
4/18/24 (Dominican Republic)		1,551,000	1,597,825
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 6.125%,
1/31/22 (Egypt)		4,405,000	4,405,000
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 5.577%,
2/21/23 (Egypt)		3,035,000	2,932,569
Egypt (Arab Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
6/11/25 (Egypt)		7,155,000	6,833,025
Egypt (Arab Republic of) 144A sr. unsec. notes 5.577%,
2/21/23 (Egypt)		6,840,000	6,610,393
El Salvador (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/30/25 (El Salvador)		4,150,000	3,853,275
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	17,802,000	21,548,488
Hellenic (Republic of) sr. unsec. notes 3.375%, 2/15/25 (Greece)	EUR	4,000,000	4,533,020
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	248,000	239,241
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/38 (Greece) ††	EUR	644,642	623,843
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	614,000	608,391
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	814,000	828,849
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	1,051,000	1,083,582
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	2,764,000	2,900,392
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	10,837,000	11,706,827
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	6,993,734	7,599,582
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	12,337,512	13,502,965

Diversified Income Trust 53

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (9.1%)* cont.		amount	Value
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	4,433,876	$4,902,242
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	14,152,500	15,824,449
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	14,823,487	16,788,635
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	5,181,000	5,918,856
Hellenic (Republic of) unsec. bonds 4.00%, 1/30/37 (Greece)	EUR	4,000,000	4,046,679
Hellenic (Republic of) unsec. bonds 3.90%, 1/30/33 (Greece)	EUR	4,000,000	4,243,639
Hellenic (Republic of) unsec. notes 3.50%, 1/30/23 (Greece)	EUR	10,000,000	11,717,670
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)		$7,905,000	8,487,994
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.875%,
5/5/21 (Indonesia)		2,200,000	2,263,250
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.75%,
1/8/26 (Indonesia)		21,200,000	21,518,000
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.125%,
1/15/25 (Indonesia)		10,245,000	10,104,131
Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		3,255,000	3,820,556
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		3,250,000	3,640,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		12,420,000	12,249,225
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		5,860,000	5,691,525
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)		6,795,000	6,200,438
Ivory Coast (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.375%,
7/23/24 (Ivory Coast)		3,993,000	3,818,306
Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		8,300,000	7,586,719
Ivory Coast (Republic of) 144A sr. unsec. notes 5.25%, 3/22/30
(Ivory Coast)	EUR	4,445,000	4,898,749
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		$325,000	329,063
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)		200,000	192,000
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)		4,830,000	4,497,938
United Mexican States sr. unsec. notes 4.00%, 10/2/23 (Mexico)		5,520,000	5,554,969
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)		34,120,000	33,555,144
Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		2,900,000	768,500
Vietnam (Republic of) 144A sr. unsec. bonds 4.80%,
11/19/24 (Vietnam)		600,000	610,337
Total foreign government and agency bonds and notes (cost $443,633,621)			$427,473,892

54 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (1.8%)*		amount	Value
Basic materials (0.1%)
BASF SE cv. sr. unsec. notes 0.925%, 3/9/23 (Germany)		$500,000	$464,550
Cemex SAB de CV cv. unsec. sub. notes 3.72%, 3/15/20 (Mexico)		575,000	579,259
Patrick Industries, Inc. 144A cv. sr. unsec. notes 1.00%, 2/1/23		621,000	585,342
Sika AG cv. sr. unsec. notes Ser. REGS, 0.15%, 6/5/25 (Switzerland)	CHF	640,000	692,888
Symrise AG cv. sr. unsec. notes 0.238%, 6/20/24, (Germany)	EUR	200,000	268,558
Wendel SA cv. sr. unsec. notes zero %, 7/31/19 (Units) (France)	EUR	4,613	277,865
			2,868,462
Capital goods (0.1%)
Airbus SE cv. sr. unsec. unsub. notes zero %, 6/14/21 (France)	EUR	700,000	1,009,037
Bekaert SA cv. sr. unsec. unsub. notes zero %, 6/9/21 (Belgium)	EUR	200,000	204,340
Dycom Industries, Inc. cv. sr. unsec. notes 0.75%, 9/15/21		$697,000	773,034
Greenbrier Cos., Inc. (The) cv. sr. unsec. notes 2.875%, 2/1/24		508,000	600,731
Horizon Global Corp. cv. sr. unsec. unsub. notes 2.75%, 7/1/22		283,000	211,060
II-VI, Inc. cv. sr. unsec. notes 0.25%, 9/1/22		391,000	459,392
Kaman Corp. cv. sr. unsec. notes 3.25%, 5/1/24		621,000	727,673
MTU Aero Engines AG cv. sr. unsec. unsub. notes 0.125%,
5/17/23 (Germany)	EUR	200,000	376,180
Safran SA cv. sr. unsec. notes zero %, 12/31/20 (Units) (France)	EUR	1,983	278,056
			4,639,503
Communication services (0.1%)
America Movil SAB de CV cv. sr. unsec. unsub. notes zero %,
5/28/20 (Mexico)	EUR	1,100,000	1,257,181
Cellnex Telecom, SA cv. sr. unsec. unsub. notes 1.50%,
1/16/26 (Spain)	EUR	300,000	360,757
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26		$1,582,000	1,508,857
GCI Liberty, Inc. 144A cv. sr. unsec. bonds 1.75%, 9/30/46		187,000	205,522
RingCentral, Inc. 144A cv. sr. unsec. notes zero %, 3/15/23		741,000	929,154
Telefonica Participaciones SAU cv. company guaranty sr. unsec.
unsub. notes zero %, 3/9/21 (Spain)	EUR	500,000	571,094
Telenor East Holding II AS cv. company guaranty sr. unsec. unsub.
notes 0.25%, 9/20/19 (Norway)		$400,000	390,329
Vodafone Group PLC cv. sr. unsec. unsub. notes zero %, 11/26/20
(United Kingdom)	GBP	300,000	375,575
			5,598,469
Conglomerates (—%)
Siemens Financieringsmaatschappij NV cv. company guaranty sr.
unsec. unsub. notes 1.65%, 8/16/19 (Netherlands)		$500,000	553,320
			553,320
Consumer cyclicals (0.2%)
Caesars Entertainment Corp. cv. sr. unsec. notes 5.00%, 10/1/24		317,148	516,503
Compagnie Generale des Etablissements Michelin SCA cv. sr.
unsec. unsub. notes zero %, 1/10/22 (France)		400,000	381,000
Ctrip.com International, Ltd. cv. sr. unsec. notes 1.25%,
9/15/22 (China)		693,000	677,823
Liberty Interactive, LLC 144A cv. sr. unsec. bonds 1.75%, 9/30/46		1,194,000	1,338,833
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23		1,235,000	1,499,588
Liberty Media Corp. cv. sr. unsec. notes 1.00%, 1/30/23		568,000	663,760
Live Nation Entertainment, Inc. 144A cv. sr. unsec. notes
2.50%, 3/15/23		807,000	871,955

Diversified Income Trust 55

		Principal
CONVERTIBLE BONDS AND NOTES (1.8%)* cont.		amount	Value
Consumer cyclicals cont.
LVMH Moet Hennessy Louis Vuitton SA cv. sr. unsec. notes zero %,
2/16/21 (Units) (France)		$596	$219,448
Macquarie Infrastructure Corp. cv. sr. unsec. unsub. notes
2.00%, 10/1/23		324,000	291,171
Navistar International Corp. cv. sr. unsec. sub. bonds
4.75%, 4/15/19		213,000	215,821
Nexity SA cv. sr. unsec. notes 0.25%, 3/2/25 (Units) (France) †	EUR	2,850	220,379
Priceline Group, Inc. (The) cv. sr. unsec. bonds 0.90%, 9/15/21		$425,000	504,240
Priceline Group, Inc. (The) cv. sr. unsec. unsub. notes
0.35%, 6/15/20		604,000	916,629
Square, Inc. cv. sr. unsec. unsub. notes 0.375%, 3/1/22		164,000	709,470
Square, Inc. 144A cv. sr. unsec. notes 0.50%, 5/15/23		805,000	1,140,295
Tesla, Inc. cv. sr. unsec. sub. notes 2.375%, 3/15/22		351,000	358,055
Valeo SA cv. sr. unsec. unsub. notes zero %, 6/16/21 (France)		400,000	373,500
			10,898,470
Consumer staples (0.1%)
Chegg, Inc. 144A cv. sr. unsec. notes 0.25%, 5/15/23		368,000	443,256
IAC FinanceCo, Inc. 144A cv. company guaranty sr. unsec. notes
0.875%, 10/1/22		541,000	804,071
Liberty Expedia Holdings, Inc. cv. sr. unsec. unsub. bonds
1.00%, 6/30/47		1,100,000	1,104,840
Marine Harvest ASA cv. sr. unsec. notes 0.125%, 11/5/20 (Norway)	EUR	200,000	348,872
Vector Group, Ltd. cv. sr. unsec. sub. notes 1.75%, 4/15/20		$356,000	370,598
Wayfair, Inc. cv. sr. unsec. sub. notes 0.375%, 9/1/22		485,000	731,124
			3,802,761
Energy (0.1%)
BP Capital Markets PLC cv. company guaranty sr. unsec. unsub.
notes 1.00%, 4/28/23 (United Kingdom)	GBP	200,000	352,179
CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $372,917) (Cayman Islands) ∆∆		$566,658	566,658
Cheniere Energy, Inc. cv. sr. unsec. unsub. notes 4.25%, 3/15/45		838,000	672,180
Chesapeake Energy Corp. cv. company guaranty sr. unsec. notes
5.50%, 9/15/26		1,008,000	995,649
Oasis Petroleum, Inc. cv. sr. unsec. notes 2.625%, 9/15/23		436,000	585,414
RAG-Stiftung cv. sr. unsec. unsub. notes zero %, 2/18/21 (Germany)	EUR	500,000	628,668
TOTAL SA cv. sr. unsec. unsub. notes 0.50%, 12/2/22 (France)		$600,000	681,750
Weatherford International, Ltd. cv. company guaranty sr. unsec.
notes 5.875%, 7/1/21		710,000	668,624
			5,151,122
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes
4.75%, 3/15/23 R		272,000	270,386
Deutsche Wohnen SE cv. sr. unsec. unsub. notes 0.60%,
1/5/26 (Germany)	EUR	600,000	736,687
Heritage Insurance Holdings, Inc. cv. company guaranty sr. unsec.
bonds 5.875%, 8/1/37		$350,000	403,726
IH Merger Sub, LLC cv. company guaranty sr. unsec. notes
3.50%, 1/15/22 R		888,000	975,984
JPMorgan Chase Financial Co., LLC cv. company guaranty sr.
unsec. notes 0.25%, 5/1/23		1,014,000	978,510

56 Diversified Income Trust

		Principal
CONVERTIBLE BONDS AND NOTES (1.8%)* cont.		amount	Value
Financials cont.
Starwood Property Trust, Inc. cv. sr. unsec. unsub. notes
4.00%, 1/15/19 R		$610,000	$674,050
Unibail-Rodamco SE cv. sr. unsec. notes zero %, 7/1/21
(Units) (France)	EUR	1,530	511,078
			4,550,421
Health care (0.3%)
Bayer AG cv. sr. unsec. unsub. notes 0.05%, 6/15/20 (Germany)	EUR	500,000	632,773
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes
0.599%, 8/1/24		$991,000	1,056,160
Clovis Oncology, Inc. cv. sr. unsec. notes 1.25%, 5/1/25		829,000	640,817
Exact Sciences Corp. cv. sr. unsec. notes 1.00%, 1/15/25		806,000	995,913
Fresenius Medical Care AG & Co KGaA cv. company guaranty sr.
unsec. unsub. notes 1.125%, 1/31/20 (Germany)	EUR	200,000	294,456
GN Store Nord cv. sr. unsec. notes Ser. GNDC, zero %,
5/31/22 (Denmark)	EUR	200,000	291,951
Illumina, Inc. 144A cv. sr. unsec. notes zero %, 8/15/23		$1,335,000	1,473,378
Insmed, Inc. cv. sr. unsec. sub. notes 1.75%, 1/15/25		456,000	383,858
Insulet Corp. 144A cv. sr. unsec. notes 1.375%, 11/15/24		445,000	562,594
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 2.25%, 6/15/22		444,000	576,367
Jazz Investments I, Ltd. cv. company guaranty sr. unsec. sub.
bonds 1.875%, 8/15/21 (Ireland)		1,542,000	1,649,892
Medicines Co. (The) cv. sr. unsec. notes 2.50%, 1/15/22		1,024,000	1,100,384
Neurocrine Biosciences, Inc. cv. sr. unsec. notes 2.25%, 5/15/24		380,000	647,740
Pacira Pharmaceuticals, Inc./Delaware cv. sr. unsec. sub. notes
2.375%, 4/1/22		728,000	769,857
Supernus Pharmaceuticals, Inc. 144A cv. sr. unsec. notes
0.625%, 4/1/23		594,000	664,220
Teladoc, Inc. 144A cv. sr. unsec. notes 1.375%, 5/15/25		740,000	1,271,745
Wright Medical Group, Inc. 144A cv. company guaranty sr. unsec.
notes 1.625%, 6/15/23		886,000	936,391
			13,948,496
Technology (0.6%)
Akamai Technologies, Inc. 144A cv. sr. unsec. notes 0.125%, 5/1/25		924,000	908,683
Carbonite, Inc. cv. sr. unsec. unsub. notes 2.50%, 4/1/22		195,000	292,500
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%, 4/15/19		328,000	503,773
Coupa Software, Inc. 144A cv. sr. unsec. notes 0.375%, 1/15/23		541,000	987,101
Cypress Semiconductor Corp. cv. sr. unsec. notes 4.50%, 1/15/22		598,000	751,491
Everbridge, Inc. cv. sr. unsec. unsub. notes 1.50%, 11/1/22		473,000	831,427
HubSpot, Inc. cv. sr. unsec. notes 0.25%, 6/1/22		739,000	1,214,590
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21		326,000	321,156
Integrated Device Technology, Inc. cv. sr. unsec. unsub. notes
0.875%, 11/15/22		356,000	534,994
Intel Corp. cv. jr. unsec. sub. notes 3.25%, 8/1/39		338,000	775,710
J2 Global, Inc. cv. sr. unsec. notes 3.25%, 6/15/29		670,000	867,892
Microchip Technology, Inc. cv. sr. unsec. sub. notes
1.625%, 2/15/27		2,182,000	2,322,682
Micron Technology, Inc. cv. sr. unsec. bonds 3.00%, 11/15/43		565,000	875,589
Nice Systems, Inc. cv. company guaranty sr. unsec. notes
1.25%, 1/15/24		595,000	850,478

Diversified Income Trust 57

		Principal
CONVERTIBLE BONDS AND NOTES (1.8%)* cont.		amount	Value
Technology cont.
Novellus Systems, Inc. cv. company guaranty sr. unsec. notes
2.625%, 5/15/41		$173,000	$792,551
Nuance Communications, Inc. cv. sr. unsec. notes 1.25%, 4/1/25		524,000	539,361
Nutanix, Inc. 144A cv. sr. unsec. notes zero %, 1/15/23		530,000	586,488
Okta, Inc. 144A cv. sr. unsec. notes 0.25%, 2/15/23		341,000	526,915
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.625%, 10/15/23		673,000	755,636
ON Semiconductor Corp. cv. company guaranty sr. unsec. unsub.
notes 1.00%, 12/1/20		537,000	622,959
OSI Systems, Inc. cv. sr. unsec. unsub. notes 1.25%, 9/1/22		726,000	692,027
Palo Alto Networks, Inc. 144A cv. sr. unsec. notes 0.75%, 7/1/23		1,568,000	1,638,866
RealPage, Inc. cv. sr. unsec. notes 1.50%, 11/15/22		987,000	1,612,525
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%, 10/1/19		297,000	548,663
ServiceNow, Inc. cv. sr. unsec. unsub. notes zero %, 6/1/22		787,000	1,173,293
Splunk, Inc. 144A cv. sr. unsec. notes 1.125%, 9/15/25		1,219,000	1,255,406
STMicroelectronics NV cv. sr. unsec. notes 0.25%, 7/3/24 (France)		400,000	432,000
STMicroelectronics NV cv. sr. unsec. notes zero %, 7/3/22 (France)		200,000	217,162
Teradyne, Inc. cv. sr. unsec. notes 1.25%, 12/15/23		481,000	624,796
TTM Technologies, Inc. cv. sr. unsec. notes 1.75%, 12/15/20		194,000	326,947
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%, 9/15/21		900,000	828,573
Ubisoft Entertainment SA cv. sr. unsec. notes zero %, 9/27/21
(Units) (France) †	EUR	3,000	331,871
Vocera Communications, Inc. 144A cv. sr. unsec. notes
1.50%, 5/15/23		$252,000	316,956
Western Digital Corp. 144A cv. company guaranty sr. unsec. notes
1.50%, 2/1/24		576,000	533,014
Wix.com, Ltd. 144A cv. sr. unsec. notes zero %, 7/1/23 (Israel)		324,000	344,173
Workday, Inc. cv. sr. unsec. notes 0.25%, 10/1/22		729,000	843,213
Yahoo!, Inc. cv. sr. unsec. bonds zero %, 12/1/18		288,000	365,972
			27,947,433
Transportation (—%)
Air Transport Services Group, Inc. cv. sr. unsec. notes
1.125%, 10/15/24		559,000	534,460
DP World, Ltd. cv. sr. unsec. unsub. notes 1.75%, 6/19/24 (United
Arab Emirates)		200,000	196,065
			730,525
Utilities and power (0.1%)
Eni SpA cv. sr. unsec. unsub. notes zero %, 4/13/22 (Italy)	EUR	200,000	252,296
Iberdrola International BV cv. company guaranty sr. unsec. unsub.
notes zero %, 11/11/22 (Spain)	EUR	300,000	352,269
NRG Energy, Inc. 144A cv. company guaranty sr. unsec. bonds
2.75%, 6/1/48		$1,238,000	1,303,290
SUEZ cv. sr. unsec. notes zero %, 2/27/20 (Units) (France)	EUR	19,037	404,028
Veolia Environnement SA cv. sr. unsec. notes zero %, 3/15/21
(Units) (France)	EUR	10,519	362,729
			2,674,612
Total convertible bonds and notes (cost $79,129,348)			$83,363,594

58 Diversified Income Trust

	Principal
SENIOR LOANS (1.4%)*c	amount	Value
Academy, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.00%), 6.104%, 7/2/22	$791,440	$612,871
Air Methods Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.50%), 5.834%, 4/21/24	1,027,695	934,431
Avaya, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 4.25%), 6.408%, 12/15/24	3,383,475	3,409,457
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.596%, 6/21/24	3,898,735	3,921,327
BWAY Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.25%), 5.581%, 4/3/24	806,850	805,986
California Resources Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 4.75%), 6.962%, 11/17/22	2,095,000	2,136,900
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 6.75%), 8.826%, 3/31/25	808,000	812,545
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	833,637	838,499
Eagleclaw Midstream Ventures, LLC bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	2,080,161	2,048,091
Financial & Risk US Holdings, Inc. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.75%), 6.088%, 9/18/25	1,515,000	1,511,484
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.212%, 4/26/24	599,478	599,796
Forterra Finance, LLC bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.076%, 10/25/23	2,335,144	2,231,814
FTS International, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.75%), 6.826%, 4/16/21	1,280,566	1,282,167
HFOTCO, LLC bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month
+ 2.75%), 5.09%, 6/26/25	3,233,750	3,239,813
iHeartCommunications, Inc. bank term loan FRN Ser. D, (BBA
LIBOR USD 3 Month + 6.75%), 8.826%, 1/30/19 (In default) †	2,744,000	2,039,706
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 9.25%), 11.604%, 5/21/24	3,665,000	3,619,188
Jo-Ann Stores, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 5.00%), 7.509%, 10/16/23	1,163,966	1,170,514
KCA Deutag Alpha, Ltd. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 6.75%), 9.021%, 3/21/23	2,143,206	2,084,268
Kronos, Inc./MA bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.25%), 10.593%, 11/1/24	1,125,000	1,147,500
Kronos, Inc./MA bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.222%, 11/1/23	612,156	614,896
Murray Energy Corp. bank term loan FRN Ser. B2, (BBA LIBOR USD
3 Month + 7.25%), 9.585%, 10/17/22	1,388,261	1,270,259
Navistar, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.50%), 5.64%, 11/6/24	4,552,125	4,566,350
Navistar Financial Corp. Owner Trust bank term loan FRN Ser. B,
(ICE LIBOR USD 3 Month + 3.75%), 5.88% 8/3/25	645,000	647,016
Neiman Marcus Group, Ltd., Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.25%), 5.37%, 10/25/20	1,744,745	1,617,161
Oryx Southern Delaware Holdings, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.267%, 2/28/25	1,497,475	1,472,516
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	1,888,443	1,862,814

Diversified Income Trust 59

	Principal
SENIOR LOANS (1.4%)*c cont.	amount	Value
Revlon Consumer Products Corp. bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 5.81%, 9/7/23	$3,423,272	$2,605,254
Reynolds Group Holdings, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 4.826%, 2/5/23	1,647,172	1,654,491
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 8.00%), 9.873%, 2/28/26	1,360,000	1,305,600
Robertshaw Holdings Corp. bank term loan FRN (BBA LIBOR USD
3 Month + 3.50%), 5.373%, 2/28/25	2,104,101	2,085,689
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 8.50%), 10.576%, 3/19/21	1,688,649	1,633,768
Talbots, Inc. (The) bank term loan FRN (BBA LIBOR USD 3 Month
+ 4.50%), 6.576%, 3/19/20	2,035,835	1,992,573
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	3,361,800	3,263,568
Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 6.313%, 11/15/23	2,414,262	2,423,316
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.256%, 7/24/24	1,039,762	1,038,462
Total senior loans (cost $65,956,781)		$64,500,090

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)*
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
(3.05)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.05		$528,156,000	$3,322,101
(3.031)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/3.031		41,672,600	2,051,125
3.087/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.087		528,156,000	1,864,391
(3.25325)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.25325		528,156,000	602,098
2.89/3 month USD-LIBOR-BBA/Oct-28	Oct-18/2.89		528,156,000	5,282
Goldman Sachs International
(3.0325)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		749,884,800	2,279,650
(3.01)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		749,884,800	1,559,760
(3.10)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.10		352,103,800	1,457,710
3.0325/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		749,884,800	997,347
3.01/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		749,884,800	764,883
0.025/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.025	EUR	464,915,100	345,465
-0.065/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/-0.065	EUR	464,915,100	151,141
2.93/3 month USD-LIBOR-BBA/Oct-28	Oct-18/2.93		$352,103,800	49,295
1.673/3 month GBP-LIBOR-BBA/Oct-48	Oct-18/1.673	GBP	34,342,000	36,704
1.522/3 month GBP-LIBOR-BBA/Oct-28	Oct-18/1.522	GBP	88,237,000	6,900
1.9175/3 month USD-LIBOR-BBA/Oct-19	Oct-18/1.9175		$253,243,450	253
2.695/3 month USD-LIBOR-BBA/Oct-23	Oct-18/2.695		58,440,800	58
JPMorgan Chase Bank N.A.
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	87,284,000	2,552,782
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		$35,772,300	2,528,744
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	2,474,370
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	34,816,000	2,299,267
(2.925)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.925		$562,413,700	1,675,993
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		35,772,300	1,463,803
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		35,772,300	1,428,388

60 Diversified Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (0.9%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
JPMorgan Chase Bank N.A. cont.
0.882/3 month GBP-LIBOR-BBA/Nov-19	Nov-18/0.882	GBP	238,484,000	$24,867
2.76/3 month USD-LIBOR-BBA/Oct-28	Oct-18/2.76		$281,207,100	281
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	4,178,703
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		44,214,400	4,178,261
(2.8225)/3 month USD-LIBOR-BBA/Oct-20	Oct-18/2.8225		738,523,800	2,400,202
3.02/3 month USD-LIBOR-BBA/Aug-20	Aug-19/3.02		1,093,918,200	1,356,459
(2.92875)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.92875		369,261,700	1,067,166
2.75/3 month USD-LIBOR-BBA/Dec-71	Dec-46/2.75		10,000,000	797,500
Total purchased swap options outstanding (cost $56,866,074)				$43,920,949

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.00	$156,454,300	$156,454,300	$1,653,096
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/$98.80	200,000,000	200,000,000	1,683,400
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/98.64	200,000,000	200,000,000	1,480,400
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/98.48	200,000,000	200,000,000	1,293,200
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.33	200,000,000	200,000,000	888,800
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.17	200,000,000	200,000,000	1,045,400
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.02	200,000,000	200,000,000	1,218,200
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.56	200,000,000	200,000,000	72,800
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.38	200,000,000	200,000,000	110,000
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.19	200,000,000	200,000,000	161,600
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Oct-18/96.43	266,000,000	266,000,000	21,014
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Call)	Oct-18/93.16	64,000,000	64,000,000	11,648
Total purchased options outstanding (cost $12,421,515)				$9,639,558

Diversified Income Trust 61

	Principal
ASSET-BACKED SECURITIES (0.2%)*	amount	Value
Nationstar HECM Loan Trust 144A
Ser. 18-2A, Class M5, 6.00%, 7/25/28 W	$2,739,000	$2,661,130
Ser. 18-1A, Class M5, 6.00%, 2/25/28 W	4,730,000	4,587,154
Total asset-backed securities (cost $7,259,947)		$7,248,284

COMMON STOCKS (—%)*	Shares	Value
Nine Point Energy F	35,852	$517,703
Proofpoint, Inc. †	1	53
Total common stocks (cost $474,717)		$517,756

	Principal amount/
SHORT-TERM INVESTMENTS (27.1%)*	shares	Value
Alpine Securitization, LLC asset backed commercial paper
2.324%, 12/13/18	$10,000,000	$9,950,663
American Electric Power Co., Inc. commercial paper
2.323%, 10/3/18	5,925,000	5,923,035
Assa Abloy Financial Services AB commercial paper
2.450%, 11/19/18	10,000,000	9,964,264
Autonation, Inc. commercial paper 2.651%, 10/1/18	10,500,000	10,497,646
AutoZone, Inc. commercial paper 2.374%, 10/23/18	7,000,000	6,988,105
AutoZone, Inc. commercial paper 2.235%, 10/4/18	10,000,000	9,996,010
Avery Dennison Corp. commercial paper 2.379%, 10/25/18	2,000,000	1,996,358
Aviation Capital Group, LLC commercial paper 2.405%, 10/19/18	10,000,000	9,985,802
Bell Canada, Inc. commercial paper 2.315%, 10/18/18	10,000,000	9,986,372
Boston Scientific Corp. commercial paper 2.465%, 10/10/18	2,550,000	2,547,934
Cabot Corp. commercial paper 2.323%, 10/9/18	10,000,000	9,992,682
CAFCO, LLC asset backed commercial paper 2.294%, 11/29/18	10,000,000	9,961,336
CAFCO, LLC asset backed commercial paper 2.264%, 11/16/18	10,000,000	9,969,661
CBS Corp. commercial paper 2.355%, 10/22/18	10,000,000	9,983,693
Chariot Funding, LLC asset backed commercial paper
2.369%, 10/22/18	15,000,000	14,977,880
Chariot Funding, LLC asset backed commercial paper
2.263%, 11/28/18	8,000,000	7,969,297
CHARTA, LLC asset backed commercial paper 2.264%, 11/28/18	20,000,000	19,923,919
Consolidated Edison, Inc. commercial paper 2.313%, 10/15/18	5,900,000	5,893,171
Constellation Brands, Inc. commercial paper 2.455%, 10/15/18	4,500,000	4,494,154
Diageo Capital PLC commercial paper 2.301%, 10/2/18	10,000,000	9,997,446
Dominion Energy Gas Holdings, LLC commercial paper
2.306%, 10/2/18	15,000,000	14,995,962
Eastman Chemical Co. commercial paper 2.275%, 10/9/18	10,000,000	9,992,590
Entergy Corp. commercial paper 2.377%, 10/29/18	10,000,000	9,977,663
Enterprise Products Operating, LLC commercial paper
2.275%, 10/11/18	8,500,000	8,492,517
Enterprise Products Operating, LLC commercial paper
2.265%, 10/9/18	9,800,000	9,792,738
ERP Operating LP commercial paper 2.345%, 10/19/18	10,000,000	9,985,743
Export Development Canada commercial paper 2.417%, 2/11/19	12,600,000	12,485,617
FMC Technologies, Inc. commercial paper 2.385%, 10/18/18	10,000,000	9,986,417
Ford Motor Credit Co., LLC commercial paper 2.487%, 10/1/18	10,000,000	9,997,758
Fortive Corp. commercial paper 2.285%, 10/9/18	10,500,000	10,492,220

62 Diversified Income Trust

	Principal amount/
SHORT-TERM INVESTMENTS (27.1%)* cont.		shares	Value
General Motors Financial Co., Inc. commercial paper
2.505%, 10/11/18		$10,000,000	$9,990,149
Interest in $53,827,000 tri-party repurchase agreement dated
9/28/18 with Citigroup Global Markets, Inc. due 10/1/18 —
maturity value of $53,837,093 for an effective yield of 2.250%
(collateralized by various U.S. Treasury notes with a coupon rate of 2.750% and due dates ranging from 4/30/23 to 6/30/25, valued
at $54,903,568)		53,827,000	53,827,000
Interest in $50,000,000 tri-party repurchase agreement dated
9/28/18 with Goldman, Sachs & Co. due 10/1/18 — maturity value of $50,009,208 for an effective yield of 2.210% (collateralized by a mortgage backed security with a coupon rate of 4.000% and
a due date of 10/1/48, valued at $51,000,000)		50,000,000	50,000,000
Interest in $50,000,000 tri-party repurchase agreement
dated 9/28/18 with RBC Capital Markets, LLC due 10/1/18 —
maturity value of $50,009,333 for an effective yield of 2.240%
(collateralized by various mortgage backed securities and
U.S. Treasury notes with coupon rates ranging from 2.000%
to 6.500% and due dates ranging from 4/1/22 to 8/20/48, valued
at $51,009,557)		50,000,000	50,000,000
International Business Machines Corp. commercial paper
2.326%, 12/19/18		10,000,000	9,947,497
Keurig Dr Pepper, Inc. commercial paper 2.306%, 10/19/18		10,000,000	9,985,860
LVMH Moet Hennessy Louis Vuitton SA commercial paper
2.313%, 11/20/18		15,000,000	14,949,495
Magna International, Inc. commercial paper 2.505%, 10/23/18		10,000,000	9,983,146
Magna International, Inc. commercial paper 2.304%, 10/11/18		10,000,000	9,991,308
Manhattan Asset Funding Co., LLC asset backed commercial
paper 2.139%, 10/22/18		15,000,000	14,977,980
Marriott International, Inc./MD commercial paper
2.490%, 11/26/18		10,000,000	9,959,061
MetLife Short Term Funding, LLC asset backed commercial paper
2.242%, 11/19/18		20,000,000	19,935,982
Mohawk Industries, Inc. commercial paper 2.405%, 10/26/18		6,452,000	6,439,710
Nestle Capital Corp. commercial paper 2.308%, 11/13/18		10,000,000	9,971,646
NextEra Energy Capital Holdings, Inc. commercial paper
2.438%, 11/6/18		10,000,000	9,973,361
NiSource Finance Corp. commercial paper 2.265%, 10/2/18		15,000,000	14,996,032
Northrop Grumman Corp. commercial paper 2.304%, 10/3/18		14,000,000	13,995,417
Nutrien, Ltd. commercial paper 2.457%, 10/29/18		5,000,000	4,988,198
Nutrien, Ltd. commercial paper 2.390%, 10/23/18		10,000,000	9,980,993
Old Line Funding, LLC asset backed commercial paper
2.504%, 2/14/19		10,000,000	9,902,867
PPL Capital Funding, Inc. commercial paper 2.455%, 10/24/18		5,000,000	4,991,164
PPL Capital Funding, Inc. commercial paper 2.302%, 10/3/18		10,000,000	9,996,683
Puget Sound Energy, Inc. commercial paper 2.405%, 10/25/18		4,500,000	4,491,738
Putnam Short Term Investment Fund 2.24% L	Shares	215,274,737	215,274,737
Reckitt Benckiser Treasury Services PLC commercial paper
2.418%, 11/13/18		$10,000,000	9,971,557
Regency Markets No. 1, LLC asset backed commercial paper
2.164%, 10/15/18		15,000,000	14,984,466
Rockwell Collins, Inc. commercial paper 2.403%, 10/9/18		10,000,000	9,992,590

Diversified Income Trust 63

	Principal amount/
SHORT-TERM INVESTMENTS (27.1%)* cont.	shares	Value
Rockwell Collins, Inc. commercial paper 2.312%, 10/2/18	$5,415,000	$5,413,567
Rogers Communications, Inc. commercial paper
2.265%, 10/10/18	14,300,000	14,288,412
Schlumberger Holdings Corp. commercial paper 2.387%, 10/5/18	15,000,000	14,992,913
Societe Generale SA commercial paper 2.305%, 10/31/18	4,900,000	4,890,280
Southern Co. (The) commercial paper 2.322%, 10/3/18	9,975,000	9,971,692
Suncor Energy, Inc. commercial paper 2.385%, 10/19/18	5,000,000	4,992,872
Suncor Energy, Inc. commercial paper 2.345%, 10/15/18	6,800,000	6,792,139
Thunder Bay Funding, LLC asset backed commercial paper
2.339%, 12/3/18	14,850,000	14,788,254
TransCanada PipeLines, Ltd. commercial paper 2.410%, 10/1/18	4,000,000	3,999,208
Tyco International Holding SA commercial paper 2.406%, 11/2/18	10,000,000	9,976,278
U.S. Treasury Bills 2.150%, 12/13/18 ∆ Φ §	23,877,000	23,774,053
U.S. Treasury Bills 2.129%, 12/6/18 ∆ §	359,000	357,600
U.S. Treasury Bills 2.121%, 11/23/18 ∆ Φ §	1,698,000	1,692,728
U.S. Treasury Bills 2.104%, 10/25/18 ∆ §	16,946,000	16,922,487
U.S. Treasury Bills 2.080%, 11/8/18 # ∆ §	51,142,000	51,030,255
U.S. Treasury Bills 2.058%, 11/15/18 # ∆ §	44,834,000	44,717,362
U.S. Treasury Bills 2.027%, 10/18/18 ∆ Φ §	16,062,000	16,046,318
U.S. Treasury Bills 2.012%, 11/1/18 ∆ §	4,260,000	4,252,434
U.S. Treasury Bills 1.978%, 10/4/18 ∆ §	15,854,000	15,851,326
U.S. Treasury Bills 1.962%, 10/11/18 ∆ Φ §	33,221,000	33,202,117
UDR, Inc. commercial paper 2.374%, 10/22/18	10,000,000	9,983,693
UDR, Inc. commercial paper 2.304%, 10/12/18	10,000,000	9,990,496
Walgreens Boots Alliance, Inc. commercial paper
2.353%, 10/10/18	10,000,000	9,991,897
Walgreens Boots Alliance, Inc. commercial paper
2.304%, 10/12/18	4,739,000	4,734,496
Waste Management, Inc. commercial paper 2.325%, 10/18/18	10,000,000	9,986,539
Waste Management, Inc. commercial paper 2.305%, 10/17/18	5,500,000	5,492,967
Westar Energy, Inc. commercial paper 2.352%, 10/3/18	10,000,000	9,996,683
Western Union Co. (The) commercial paper 2.352%, 10/3/18	10,000,000	9,996,683
Williams Cos., Inc. (The) commercial paper 2.658%, 10/22/18	10,000,000	9,983,827
Total short-term investments (cost $1,278,966,327)		$1,278,806,866

TOTAL INVESTMENTS
Total investments (cost $5,645,895,345)	$5,566,798,537

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee

64 Diversified Income Trust

JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2017 through September 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $4,720,480,040.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $566,658, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $2,059,989 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Diversified Income Trust 65

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $102,102,204 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $3,822,348 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $97,140,839 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $912,613,669 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	82.4%	Indonesia	1.3%
Canada	2.7	United Kingdom	0.9
Greece	2.3	Bermuda	0.7
Argentina	2.1	Luxembourg	0.6
Brazil	1.7	Other	3.8
Mexico	1.5	Total	100.0%

66 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $2,579,818,806)
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	10/17/18	$20,441,452	$20,413,242	$28,210
	British Pound	Buy	12/19/18	103,356	109,280	(5,924)
	Canadian Dollar	Sell	10/17/18	1,210,359	1,201,258	(9,101)
	Euro	Sell	12/19/18	28,655,899	28,727,524	71,625
	Japanese Yen	Sell	11/19/18	21,696,406	22,155,381	458,975
	New Zealand Dollar	Buy	10/17/18	29,397,207	29,503,904	(106,697)
	New Zealand Dollar	Sell	10/17/18	29,397,207	29,915,059	517,852
	Norwegian Krone	Buy	12/19/18	57,117,179	55,348,318	1,768,861
	Swedish Krona	Sell	12/19/18	7,727,367	7,583,878	(143,489)
Barclays Bank PLC
	Australian Dollar	Buy	10/17/18	54,852,158	55,549,686	(697,528)
	Australian Dollar	Sell	10/17/18	54,852,158	55,100,954	248,796
	British Pound	Sell	12/19/18	19,473,018	19,379,680	(93,338)
	Canadian Dollar	Buy	10/17/18	59,039,610	58,471,762	567,848
	Canadian Dollar	Sell	10/17/18	59,051,847	58,005,234	(1,046,613)
	Euro	Sell	12/19/18	1,347,932	1,352,564	4,632
	Hong Kong Dollar	Sell	11/19/18	2,558,684	2,555,102	(3,582)
	Japanese Yen	Sell	11/19/18	12,798,764	13,067,531	268,767
	New Zealand Dollar	Buy	10/17/18	20,060,054	19,933,832	126,222
	New Zealand Dollar	Sell	10/17/18	20,060,054	19,785,948	(274,106)
	Norwegian Krone	Buy	12/19/18	30,402,876	29,461,682	941,194
	Swedish Krona	Sell	12/19/18	42,092,296	41,293,262	(799,034)
Citibank, N.A.
	Australian Dollar	Buy	10/17/18	35,398,838	36,079,576	(680,738)
	British Pound	Sell	12/19/18	22,219,123	22,013,329	(205,794)
	Canadian Dollar	Buy	10/17/18	154,741	152,026	2,715
	Canadian Dollar	Sell	10/17/18	154,741	152,268	(2,473)
	Euro	Sell	12/19/18	20,338,545	20,571,421	232,876
	Japanese Yen	Buy	11/19/18	9,712,395	9,907,783	(195,388)
	New Zealand Dollar	Buy	10/17/18	45,803,565	45,976,527	(172,962)
	New Zealand Dollar	Sell	10/17/18	45,803,565	46,572,729	769,164
	Norwegian Krone	Buy	12/19/18	20,603,386	19,968,117	635,269
	Swedish Krona	Sell	12/19/18	21,222,850	20,832,282	(390,568)
Credit Suisse International
	Australian Dollar	Buy	10/17/18	30,350,464	30,679,334	(328,870)
	Canadian Dollar	Buy	10/17/18	20,170,813	20,031,490	139,323
	Canadian Dollar	Sell	10/17/18	20,170,813	19,838,651	(332,162)
	Euro	Sell	12/19/18	67,283,160	67,479,413	196,253
	Japanese Yen	Sell	11/19/18	19,274,797	19,737,044	462,247
	New Zealand Dollar	Sell	10/17/18	7,795,225	7,702,283	(92,942)
	Swedish Krona	Sell	12/19/18	36,056,207	35,385,752	(670,455)
	Swiss Franc	Sell	12/19/18	39,008	360,130	321,122

Diversified Income Trust 67

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $2,579,818,806) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	10/17/18	$518,754	$1,753,968	$(1,235,214)
	Brazilian Real	Buy	10/2/18	1,200,678	1,184,416	16,262
	Brazilian Real	Sell	10/2/18	1,200,678	1,280,433	79,755
	Brazilian Real	Sell	1/3/19	1,191,643	1,175,059	(16,584)
	British Pound	Sell	12/19/18	2,240,451	2,231,170	(9,281)
	Canadian Dollar	Buy	10/17/18	1,632,761	1,561,600	71,161
	Euro	Sell	12/19/18	60,948,437	61,116,406	167,969
	Indian Rupee	Buy	11/19/18	19,432,764	19,554,110	(121,346)
	Indian Rupee	Sell	11/19/18	19,432,764	19,281,380	(151,384)
	Japanese Yen	Buy	11/19/18	9,712,394	9,907,737	(195,343)
	New Zealand Dollar	Sell	10/17/18	802,917	447,689	(355,228)
	Norwegian Krone	Buy	12/19/18	86,434,841	83,442,827	2,992,014
	South African Rand	Buy	10/17/18	1,915,199	1,952,370	(37,171)
	Swedish Krona	Buy	12/19/18	162,521,980	159,852,414	2,669,566
HSBC Bank USA, National Association
	Australian Dollar	Buy	10/17/18	36,295,379	37,117,635	(822,256)
	British Pound	Sell	12/19/18	19,783,606	19,903,711	120,105
	Canadian Dollar	Buy	10/17/18	39,824,042	39,552,706	271,336
	Canadian Dollar	Sell	10/17/18	39,824,042	39,477,078	(346,964)
	Euro	Sell	12/19/18	39,931,017	40,346,768	415,751
	Indonesian Rupiah	Buy	12/19/18	19,311,047	19,340,304	(29,257)
	Indonesian Rupiah	Sell	12/19/18	19,373,032	19,263,932	(109,100)
	Japanese Yen	Sell	11/19/18	16,709,013	17,060,202	351,189
	Mexican Peso	Buy	10/17/18	6,148,850	5,769,440	379,410
	New Zealand Dollar	Sell	10/17/18	4,316,075	5,001,566	685,491
	Swedish Krona	Sell	12/19/18	23,086,667	22,050,474	(1,036,193)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/17/18	1,514,910	1,817,755	(302,845)
	British Pound	Buy	12/19/18	19,036,832	19,022,520	14,312
	Canadian Dollar	Sell	10/17/18	140,801	119,274	(21,527)
	Euro	Sell	12/19/18	53,967,795	54,117,174	149,379
	Japanese Yen	Sell	11/19/18	20,005,210	20,209,497	204,287
	New Zealand Dollar	Buy	10/17/18	39,291,205	39,871,477	(580,272)
	New Zealand Dollar	Sell	10/17/18	39,291,205	39,410,729	119,524
	Norwegian Krone	Buy	12/19/18	62,021,696	60,596,116	1,425,580
	Swedish Krona	Sell	12/19/18	33,147,174	32,452,112	(695,062)
	Swiss Franc	Sell	12/19/18	2,150,474	2,175,175	24,701
NatWest Markets PLC
	Australian Dollar	Buy	10/17/18	29,123,702	29,863,039	(739,337)
	Canadian Dollar	Buy	10/17/18	9,984,918	9,771,736	213,182
	Euro	Sell	12/19/18	36,245,764	36,334,769	89,005
	Japanese Yen	Sell	11/19/18	19,872,315	20,073,904	201,589
	New Zealand Dollar	Sell	10/17/18	19,978,980	20,078,324	99,344

68 Diversified Income Trust

FORWARD CURRENCY CONTRACTS at 9/30/18 (aggregate face value $2,579,818,806) cont.
						Unrealized
	Contract		Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
NatWest Markets PLC cont.
	Norwegian Krone	Sell	12/19/18	$59,769,750	$57,594,702	$(2,175,048)
	Swedish Krona	Sell	12/19/18	33,864,168	33,241,703	(622,465)
State Street Bank and Trust Co.
	Australian Dollar	Buy	10/17/18	11,711	947,831	(936,120)
	British Pound	Sell	12/19/18	24,364,200	24,256,234	(107,966)
	Canadian Dollar	Sell	10/17/18	12,238,348	12,038,345	(200,003)
	Euro	Sell	12/19/18	63,272,903	63,453,239	180,336
	Japanese Yen	Sell	11/19/18	29,998,156	30,792,616	794,460
	New Zealand Dollar	Sell	10/17/18	19,978,846	20,215,920	237,074
	Norwegian Krone	Buy	12/19/18	57,558,623	56,459,045	1,099,578
	Swedish Krona	Sell	12/19/18	10,021,298	9,865,549	(155,749)
UBS AG
	Australian Dollar	Buy	10/17/18	18,670,418	19,472,841	(802,423)
	British Pound	Sell	12/19/18	19,906,717	20,091,536	184,819
	Canadian Dollar	Sell	10/17/18	392,662	151,619	(241,043)
	Euro	Sell	12/19/18	78,786,400	79,090,369	303,969
	Japanese Yen	Buy	11/19/18	9,897,690	10,107,077	(209,387)
	New Zealand Dollar	Sell	10/17/18	23,340,264	23,625,420	285,156
	Norwegian Krone	Buy	12/19/18	25,840,268	25,040,468	799,800
	Swedish Krona	Sell	12/19/18	18,318,757	17,975,159	(343,598)
WestPac Banking Corp.
	Australian Dollar	Buy	10/17/18	26,968,952	27,777,393	(808,441)
	Canadian Dollar	Buy	10/17/18	739,242	737,468	1,774
	Canadian Dollar	Sell	10/17/18	739,242	732,847	(6,395)
	Euro	Sell	12/19/18	18,562,299	18,612,137	49,838
	New Zealand Dollar	Sell	10/17/18	19,519,251	19,645,056	125,805
Unrealized appreciation						22,585,472
Unrealized (depreciation)						(19,664,766)
Total						$2,920,706

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 9/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-BTP Italian Government
Bond (Short)	56	$8,051,928	$8,051,931	Dec-18	$(9,220)
Euro-Bund 10 yr (Short)	280	51,621,676	51,621,697	Dec-18	506,563
Euro-OAT 10 yr (Short)	88	15,433,141	15,433,147	Dec-18	155,077
U.S. Treasury Note Ultra 10 yr (Long)	355	44,730,000	44,730,000	Dec-18	(622,049)
Unrealized appreciation					661,640
Unrealized (depreciation)					(631,269)
Total					$30,371

Diversified Income Trust 69

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/18 (premiums $53,037,097)
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Barclays Bank PLC
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813		$329,356,000	$1,982,723
Citibank, N.A.
(2.97)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/2.97		264,078,000	21,126
3.167/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.167		264,078,000	797,516
3.09/3 month USD-LIBOR-BBA/Jun-24	Jun-19/3.09		185,212,600	1,887,316
(3.167)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.167		264,078,000	1,890,798
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663		329,356,000	2,789,645
2.97/3 month USD-LIBOR-BBA/Oct-28	Oct-18/2.97		264,078,000	3,337,946
Goldman Sachs International
(2.3025)/3 month USD-LIBOR-BBA/Oct-19	Oct-18/2.3025		556,579,200	557
(1.6975)/3 month GBP-LIBOR-BBA/Oct-38	Oct-18/1.6975	GBP	95,392,000	78,330
(3.015)/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.015		$176,051,900	124,997
(0.115)/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.115	EUR	464,915,100	663,941
3.015/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.015		$176,051,900	1,674,254
(3.02125)/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		749,884,800	1,717,236
(2.01)/6 month EUR-EURIBOR-Reuters/Dec-37	Dec-27/2.01	EUR	47,696,800	3,360,359
2.01/6 month EUR-EURIBOR-Reuters/Dec-37	Dec-27/2.01	EUR	47,696,800	3,677,678
3.02125/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		$749,884,800	3,794,417
JPMorgan Chase Bank N.A.
3.16/3 month USD-LIBOR-BBA/Oct-28	Oct-18/3.16		281,207,100	354,321
3.085/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.085		562,413,700	573,662
3.005/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.005		562,413,700	1,051,714
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77		556,579,200	3,656,725
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	95,392,000	4,542,059
Morgan Stanley & Co. International PLC
(2.58)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.58		$1,093,918,200	437,567
(2.75)/3 month USD-LIBOR-BBA/Dec-47	Dec-24/2.75		10,000,000	635,000
(2.80)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.80		1,093,918,200	776,682
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		44,214,400	3,503,107
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		44,214,400	3,507,528
Total				$46,837,204

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $10,327,124)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	$156,454,300	$156,454,300	$741,906
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 2.50% TBA
commitments (Put)	Oct-18/$93.16	64,000,000	64,000,000	439,104
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Oct-18/96.43	266,000,000	266,000,000	1,963,878

70 Diversified Income Trust

WRITTEN OPTIONS OUTSTANDING at 9/30/18 (premiums $10,327,124) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/$98.36	$200,000,000	$200,000,000	$863,000
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.51	200,000,000	200,000,000	725,800
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.67	200,000,000	200,000,000	604,600
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.70	200,000,000	200,000,000	585,000
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.85	200,000,000	200,000,000	482,200
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/99.01	200,000,000	200,000,000	393,800
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.54	200,000,000	200,000,000	77,400
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.72	200,000,000	200,000,000	49,800
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.91	200,000,000	200,000,000	31,000
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/98.33	200,000,000	200,000,000	1,122,200
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/98.17	200,000,000	200,000,000	967,600
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/98.02	200,000,000	200,000,000	829,200
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/97.86	200,000,000	200,000,000	706,600
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/97.70	200,000,000	200,000,000	599,000
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Dec-18/97.55	200,000,000	200,000,000	505,400
Total				$11,687,488

Diversified Income Trust 71

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/18
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647		$69,572,100	$(2,720,269)	$468,220
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		41,743,200	(4,479,045)	91,835
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647		69,572,100	(2,720,269)	(1,029,667)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		41,743,200	(4,479,045)	(1,759,476)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(50,608)
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	1,758,437,400	(889,457)	(99,049)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		$69,572,100	(2,720,269)	455,697
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	256,196
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		11,217,000	(1,444,189)	(502,634)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		69,572,100	(2,720,269)	(1,022,710)
Goldman Sachs International
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		18,696,100	(1,498,492)	209,583
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		18,696,100	(1,295,640)	166,395
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	53,850
3.05/3 month USD-LIBOR-BBA/
Nov-28 (Purchased)	Nov-18/3.05		528,156,000	(1,566,863)	528
(1.98)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.98	GBP	54,695,600	(293,382)	(22,100)
(2.034)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/2.034	GBP	109,392,100	(569,036)	(163,969)
1.18/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.18	GBP	54,695,600	(238,046)	(166,819)
1.234/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.234	GBP	109,392,100	(400,605)	(208,169)
(3.2175)/3 month USD-LIBOR-BBA/
Nov-28 (Purchased)	Nov-18/3.2175		$528,156,000	(1,478,837)	(227,107)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		8,348,800	(1,054,036)	(281,104)
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		18,696,100	(1,498,492)	(343,260)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		18,696,100	(1,701,345)	(351,674)

72 Diversified Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/18 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International cont.
3.13/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.13	$264,078,000	$1,489,400	$129,398
(3.13)/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.13	264,078,000	1,489,400	(58,097)
JPMorgan Chase Bank N.A.
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	11,217,000	(1,203,584)	238,249
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	18,696,100	(1,944,394)	51,601
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50	18,696,100	(1,080,635)	(134,612)
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	41,743,200	(5,828,394)	(527,217)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902	11,217,000	(1,734,148)	(609,532)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	41,743,200	(5,828,394)	(2,743,778)
Morgan Stanley & Co. International PLC
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	11,217,000	(1,718,444)	232,192
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505	11,217,000	(1,206,949)	(404,822)
Unrealized appreciation				2,353,744
Unrealized (depreciation)				(10,706,404)
Total				$(8,352,660)

TBA SALE COMMITMENTS OUTSTANDING at 9/30/18 (proceeds receivable $187,011,758)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 10/1/48	$35,000,000	10/11/18	$36,104,687
Federal National Mortgage Association, 4.00%, 10/1/48	80,000,000	10/11/18	80,775,000
Federal National Mortgage Association, 3.00%, 10/1/48	73,000,000	10/11/18	69,846,174
Total			$186,725,861

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
			Upfront
			premium	Termina-			Unrealized
Swap counterparty/			received	tion	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
JPMorgan Chase Bank N.A.
MYR	59,800,000	$62,134	$—	12/12/22	3.925% —	3 month MYR-	$(63,901)
					Quarterly	KLIBOR-BNM —
						Quarterly
Upfront premium received			—		Unrealized appreciation		—
Upfront premium (paid)			—		Unrealized (depreciation)		(63,901)
Total			$—		Total		$(63,901)

Diversified Income Trust 73

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$59,812,000	$979,481 E	$(433)	10/27/27	3 month USD-	2.74875% —	$(979,914)
				LIBOR-BBA —	Semiannually
				Quarterly
233,714,200	2,773,253	(2,206)	3/21/23	3 month USD-	2.7725% —	(2,748,249)
				LIBOR-BBA —	Semiannually
				Quarterly
51,118,000	92,472 E	(575)	2/27/28	3 month USD-	3.11% —	(93,047)
				LIBOR-BBA —	Semiannually
				Quarterly
62,861,000	272,188 E	(707)	3/7/28	3 month USD-	3.05125% —	(272,895)
				LIBOR-BBA —	Semiannually
				Quarterly
260,178,000	3,538,681	184,113	6/20/23	2.75% —	3 month USD-	1,901,277
				Semiannually	LIBOR-BBA —
					Quarterly
550,302,000	191,505	(1,332)	4/25/19	3 month USD-	2.547% —	3,453,387
				LIBOR-BBA —	Semiannually
				Quarterly
1,375,752,000	473,259	(3,330)	4/26/19	3 month USD-	2.55% —	8,649,731
				LIBOR-BBA —	Semiannually
				Quarterly
275,148,000	123,817	(666)	5/1/19	3 month USD-	2.5371% —	1,691,755
				LIBOR-BBA —	Semiannually
				Quarterly
176,051,900	2,720,002	996,760	9/25/28	3 month USD-	2.936% —	(1,706,711)
				LIBOR-BBA —	Semiannually
				Quarterly
352,103,800	2,690,073	(972,954)	9/25/28	3.026% —	3 month USD-	1,678,776
				Semiannually	LIBOR-BBA —
					Quarterly
264,928,000	792,135 E	(458,989)	12/19/28	3 month USD-	3.10% —	(1,251,125)
				LIBOR-BBA —	Semiannually
				Quarterly
961,863,000	2,025,683 E	(174,945)	12/19/23	3.05% —	3 month USD-	1,850,739
				Semiannually	LIBOR-BBA —
					Quarterly
2,669,650,600	1,420,254 E	(1,015,256)	12/19/20	3.05% —	3 month USD-	404,998
				Semiannually	LIBOR-BBA —
					Quarterly
14,585,000	7,759 E	5,065	12/19/20	3 month USD-	3.05% —	(2,694)
				LIBOR-BBA —	Semiannually
				Quarterly
9,647,700	1,949 E	19,522	12/19/23	3 month USD-	3.10% —	21,471
				LIBOR-BBA —	Semiannually
				Quarterly
1,727,098,500	348,874 E	(3,498,112)	12/19/23	3.10% —	3 month USD-	(3,846,985)
				Semiannually	LIBOR-BBA —
					Quarterly

74 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
	$398,855,200	$528,882 E	$298,530	12/19/28	3 month USD-	3.15% —	$827,412
					LIBOR-BBA —	Semiannually
					Quarterly
	736,200	976 E	(568)	12/19/28	3.15% —	3 month USD-	(1,544)
					Semiannually	LIBOR-BBA —
						Quarterly
	23,814,600	326,355 E	(129,649)	12/19/48	3 month USD-	3.20% —	196,706
					LIBOR-BBA —	Semiannually
					Quarterly
	1,199,700	16,441 E	6,506	12/19/48	3.20% —	3 month USD-	(9,935)
					Semiannually	LIBOR-BBA —
						Quarterly
	3,381,000	6,880	(45)	9/25/28	3.1375% —	3 month USD-	(7,356)
					Semiannually	LIBOR-BBA —
						Quarterly
	3,560,000	5,703	(47)	9/26/28	3.1325% —	3 month USD-	(6,126)
					Semiannually	LIBOR-BBA —
						Quarterly
	4,977,000	17,191	(66)	9/27/28	3 month USD-	3.154% —	17,552
					LIBOR-BBA —	Semiannually
					Quarterly
	7,394,100	29,170 E	(105)	10/30/28	3.167% —	3 month USD-	(29,274)
					Semiannually	LIBOR-BBA —
						Quarterly
	72,800,000	173,191	(965)	9/28/28	3.14177% —	3 month USD-	(178,741)
					Semiannually	LIBOR-BBA —
						Quarterly
	269,359,600	138,451	(3,572)	10/2/28	3.1215% —	3 month USD-	(142,023)
					Semiannually	LIBOR-BBA —
						Quarterly
AUD	72,202,000	105,478	(226)	11/3/22	2.427% —	6 month AUD-	(164,653)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	72,202,000	158,922	(223)	11/15/22	2.4525% —	6 month AUD-	(238,799)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	79,941,000	488,171 E	(694)	3/7/28	3.395% —	6 month AUD-	(488,864)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	321,558,000	43,698 E	166,091	12/19/23	2.50% —	6 month AUD-	209,790
					Semiannually	BBR-BBSW —
						Semiannually
AUD	97,952,000	218,291 E	(429,714)	12/19/28	6 month AUD-	2.90% —	(211,423)
					BBR-BBSW —	Semiannually
					Semiannually
BRL	710,391	7,214	(2)	1/4/21	Brazil Cetip	0.00% — At	6,945
					DI Interbank	maturity
					Deposit Rate —
					At maturity

Diversified Income Trust 75

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
BRL	108,567,431	$648,439	$(298)	1/2/23	Brazil Cetip	0.00% — At	$(663,246)
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	55,163,181	245,073	(220)	1/2/23	0.00% — At	Brazil Cetip	250,988
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	59,917,729	697,625	—	1/2/23	0.00% — At	Brazil Cetip	709,874
					maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	70,819,000	1,387,705	(224)	11/2/22	3 month CAD-	2.02% —	(1,343,301)
					BA-CDOR —	Semiannually
					Semiannually
CAD	70,819,000	1,327,942	(225)	11/14/22	3 month CAD-	2.0525% —	(1,280,013)
					BA-CDOR —	Semiannually
					Semiannually
CAD	1,595,000	5,051 E	7,279	12/19/23	3 month CAD-	2.65% —	2,228
					BA-CDOR —	Semiannually
					Semiannually
CAD	104,671,000	669,039 E	(539,499)	12/19/28	2.75% —	3 month CAD-	129,539
					Semiannually	BA-CDOR —
						Semiannually
CHF	114,000	91 E	493	12/19/23	0.05% —	6 month CHF-	402
					Annually	LIBOR-BBA —
						Semiannually
CHF	159,336,000	425,048 E	(234,173)	12/19/28	6 month CHF-	0.55% —	(659,220)
					LIBOR-BBA —	Annually
					Semiannually
CHF	189,302,000	71,562 E	(737)	9/21/21	—	0.046% plus 6	70,825
						month CHF-
						LIBOR-BBA —
						Semiannually
EUR	46,104,000	88,751 E	(183)	2/18/20	—	0.124% plus	(88,935)
						1 Day Euribor
						rate — Annually
EUR	46,104,000	99,671 E	(183)	2/18/20	—	0.104% plus	(99,854)
						1 Day Euribor
						rate — Annually
EUR	156,268,000	280,861	(1,373)	5/4/22	0.21% —	6 month EUR-	(643,027)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	45,013,000	426,147 E	(383)	10/27/27	1.61375% —	6 month EUR-	(426,530)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

76 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	86,750,000	$406,510	$(854)	1/24/23	6 month	0.378% —	$725,994
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	22,285,000	135,218	(362)	1/24/28	0.976% —	6 month EUR-	(326,959)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	107,707,000	117,300	(494)	1/24/20	—	0.14% plus 6	(58,808)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	108,343,000	141,390	(508)	1/30/20	—	0.1249%	(93,078)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	87,173,000	681,563	(877)	1/30/23	6 month	0.4419% —	1,035,662
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	22,338,000	186,217	(369)	1/30/28	0.9987% —	6 month EUR-	(376,794)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	186,017,400	1,882,874	(2,154)	3/21/23	0.503% —	6 month EUR-	(2,484,271)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	40,895,000	698,400 E	(564)	2/27/28	1.815% —	6 month EUR-	(698,964)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	102,604,000	306,756 E	(168,228)	12/19/23	0.40% —	6 month EUR-	138,528
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	531,789,000	1,995,545 E	1,410,246	12/19/28	6 month	1.00% —	(585,299)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	169,917,000	101,798 E	(744)	9/21/21	6 month	0.354% —	(102,541)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually

Diversified Income Trust 77

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	1,000,000	$1,283 E	$(1,289)	12/19/20	—	0.101% plus 6	$(6)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	6,920,000	20,287 E	(32,910)	12/19/23	0.401% —	6 month EUR-	(12,624)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	640,000	2,330 E	(4,661)	12/19/28	1.001% —	6 month EUR-	(2,332)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
GBP	20,294,000	76,470 E	(377)	1/19/32	1.912% —	6 month GBP-	(76,848)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	92,299,000	248,665	(283)	9/15/19	6 month GBP-	0.766% —	(254,831)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	18,460,000	75,190 E	(226)	9/22/32	1.863% —	6 month GBP-	74,964
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	92,299,000	225,808	114,598	12/20/19	6 month GBP-	0.85% —	(77,948)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	867,000	1,650 E	(1,806)	12/19/23	6 month GBP-	1.45% —	(3,456)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	84,916,000	296,621 E	(67,110)	12/19/28	6 month GBP-	1.65% —	(363,732)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	1,110,000	2,043 E	(1,914)	12/19/23	1.451% —	6 month GBP-	129
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	70,000	236 E	(229)	12/19/28	1.651% —	6 month GBP-	7
					Semiannually	LIBOR-BBA —
						Semiannually
HKD	4,340,797,000	1,118,975	(1,051)	4/23/19	1.955% —	3 month HKD-	1,238,845
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	1,086,849,000	275,032	(333)	4/24/19	1.965% —	3 month HKD-	305,757
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	4,347,401,000	1,096,242	(1,330)	4/24/19	1.96625% —	3 month HKD-	1,217,834
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	5,431,501,000	1,359,202	(1,662)	4/25/19	1.972% —	3 month HKD-	1,517,275
					Quarterly	HIBOR-HKAB —
						Quarterly

78 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
HKD	2,173,700,000	$567,836	$(665)	4/27/19	1.96% —	3 month HKD-	$621,034
					Quarterly	HIBOR-HKAB —
						Quarterly
INR	10,000,000	3,973	(1)	12/20/22	6.66% —	INR-FBIL-	3,826
					Semiannually	MIBOR-OIS-
						Compound —
						Semiannually
INR	1,011,170,000	374,589	—	12/22/22	6.715% —	INR-FBIL-	364,968
					Semiannually	MIBOR-OIS-
						Compound —
						Semiannually
JPY	5,657,000,000	70,750	(199)	12/19/22	6 month JPY-	0.09% —	(60,239)
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	2,837,000,000	102,848	(181)	12/19/27	0.29% —	6 month JPY-	82,771
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	5,657,000,000	19,019	(411)	1/15/23	6 month JPY-	0.135% —	31,281
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	2,837,000,000	61,649	(338)	1/15/28	0.365% —	6 month JPY-	(80,527)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	5,657,000,000	38,935	(426)	2/16/23	6 month JPY-	0.148% —	46,066
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	2,837,000,000	54,383	(350)	2/16/28	0.366% —	6 month JPY-	(65,508)
					Semiannually	LIBOR-BBA —
						Semiannually
MXN	603,433,000	3,431,997	—	1/1/26	1 month MXN-	6.16% — 28 Days	(3,451,203)
					TIIE-BANXICO —
					28 Days
MXN	470,245,000	1,330,049	—	10/6/21	1 month MXN-	5.93% — 28 Days	(1,358,781)
					TIIE-BANXICO —
					28 Days
MXN	112,370,000	4,774	(74)	12/24/26	8.12% — 28 Days	1 month MXN-	(4,874)
						TIIE-BANXICO —
						28 Days
MXN	134,710,000	40,368	(87)	1/7/27	8.20% — 28 Days	1 month MXN-	(40,517)
						TIIE-BANXICO —
						28 Days
MXN	4,140,000	967	(2)	6/16/23	1 month MXN-	8.005% — 28	(956)
					TIIE-BANXICO —	Days
					28 Days
MXN	406,970,000	108,103	(170)	6/16/23	1 month MXN-	8.02% — 28 Days	(107,259)
					TIIE-BANXICO —
					28 Days
MXN	488,075,000	133,820	(208)	6/26/23	1 month MXN-	7.77% — 28 Days	(135,790)
					TIIE-BANXICO —
					28 Days

Diversified Income Trust 79

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	1,954,921,000	$124,183 E	$10,902	12/19/23	2.05% —	6 month NOK-	$(113,281)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	436,817,000	64,298 E	(136,055)	12/19/28	6 month NOK-	2.35% —	(71,757)
					NIBOR-NIBR —	Annually
					Semiannually
NZD	509,379,000	644,558 E	259,835	12/19/23	2.40% —	3 month NZD-	904,394
					Semiannually	BBR-FRA —
						Quarterly
NZD	102,501,000	179,980 E	(32,128)	12/19/28	3 month NZD-	2.90% —	(212,109)
					BBR-FRA —	Semiannually
					Quarterly
SEK	1,086,184,000	29,576	(290)	11/10/19	—	0.245% plus	246,194
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	222,537,000	99,933	(190)	11/10/27	3 month SEK-	1.125% —	174,029
					STIBOR-SIDE —	Annually
					Quarterly
SEK	1,086,184,000	30,921	(290)	11/10/19	—	0.246% plus	248,674
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	222,537,000	88,966	(190)	11/10/27	3 month SEK-	1.13% —	186,159
					STIBOR-SIDE —	Annually
					Quarterly
SEK	1,086,184,000	733	(291)	11/13/19	—	0.2225% plus	191,260
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	222,537,000	26,141	(191)	11/13/27	3 month SEK-	1.16% —	252,678
					STIBOR-SIDE —	Annually
					Quarterly
SEK	222,537,000	31,625	(191)	11/13/27	3 month SEK-	1.1575% —	246,619
					STIBOR-SIDE —	Annually
					Quarterly
SEK	1,086,184,000	9,533	(291)	11/13/19	—	0.23% plus 3	209,955
						month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	222,738,000	319,167	(366)	1/24/28	3 month SEK-	1.3325% —	571,746
					STIBOR-SIDE —	Annually
					Quarterly
SEK	858,480,000	537,069	(860)	1/24/23	0.6075% —	3 month SEK-	(1,016,853)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	1,061,164,000	139,460	(495)	1/24/20	0.0925% plus	—	138,998
					3 month SEK-
					STIBOR-SIDE —
					Quarterly

80 Diversified Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	1,045,194,000	$142,654	$(499)	1/30/20	0.085% plus	—	$143,068
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	846,279,000	770,253	(867)	1/30/23	0.66875% —	3 month SEK-	(1,266,927)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	220,403,000	413,085	(370)	1/30/28	3 month SEK-	1.3775% —	663,078
					STIBOR-SIDE —	Annually
					Quarterly
SEK	316,897,000	326,439	(325)	2/5/23	0.6975% —	3 month SEK-	(513,530)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	912,000	140 E	(35)	12/19/28	3 month SEK-	1.30% —	(175)
					STIBOR-SIDE —	Annually
					Quarterly
SEK	4,028,433,000	906,549 E	(224,061)	12/19/23	0.65% —	3 month SEK-	682,488
					Annually	STIBOR-SIDE —
						Quarterly
ZAR	401,215,000	307,666	(212)	1/25/21	3 month ZAR-	7.06% —	(302,995)
					JIBAR-SAFEX —	Quarterly
					Quarterly
ZAR	153,600,000	381,359	(171)	1/25/28	7.92% —	3 month ZAR-	362,033
					Quarterly	JIBAR-SAFEX —
						Quarterly
Total			$(4,684,754)				$2,794,453

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$1,330,238	$1,323,354	$—	1/12/41	4.50% (1 month	Synthetic TRS	$4,693
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
258,915	256,884	—	1/12/41	3.50% (1 month	Synthetic TRS	78
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
201,923	202,303	—	1/12/41	5.00% (1 month	Synthetic TRS	2,296
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$832,372	$830,127	$—	1/12/41	4.50% (1 month	Synthetic MBX	$(1,289)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
784,249	782,642	—	1/12/42	4.00% (1 month	Synthetic TRS	4,745
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,153,034	1,149,145	—	1/12/40	4.00% (1 month	Synthetic MBX	(2,802)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,151,607	1,147,723	—	1/12/40	4.00% (1 month	Synthetic MBX	(2,799)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
571,406	569,693	—	1/12/40	4.50% (1 month	Synthetic MBX	(1,056)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
430,968	432,305	—	1/12/39	6.00% (1 month	Synthetic TRS	6,269
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,283,485	2,275,784	—	1/12/40	4.00% (1 month	Synthetic MBX	(5,549)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
73,046	73,130	—	1/12/38	6.50% (1 month	Synthetic TRS	927
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,087,464	1,084,444	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(1,563)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
7,527,689	7,502,300	—	1/12/40	4.00% (1 month	Synthetic MBX	(18,294)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,042,708	6,024,595	—	1/12/40	4.50% (1 month	Synthetic MBX	(11,169)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,377	7,400	—	1/12/39	(6.00%)1 month	Synthetic TRS	107
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

82 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$213,816	$215,054	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$3,318
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
2,740,247	2,742,585	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(7,139)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
889,333	894,480	—	1/12/41	5.00% (1 month	Synthetic TRS Index	13,802
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
535,398	538,496	—	1/12/41	5.00% (1 month	Synthetic TRS Index	8,309
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
679,050	682,980	—	1/12/41	5.00% (1 month	Synthetic TRS Index	10,539
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,000,432	1,001,586	—	1/12/38	6.50% (1 month	Synthetic TRS	12,692
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
143,545	143,711	—	1/12/38	6.50% (1 month	Synthetic TRS	1,821
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,696,232	1,699,430	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(19,290)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,094,963	3,086,306	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(17,091)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,384,313	7,363,657	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(40,778)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
408,910	407,135	—	1/12/39	(5.50%) 1 month	Synthetic MBX	1,137
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,331,605	12,291,808	—	1/12/40	5.00% (1 month	Synthetic MBX	(23,167)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 83

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$74,665,894	$74,414,384	$ —	1/12/41	5.00% (1 month	Synthetic MBX	$(151,113)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
46,492,514	46,511,699	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(107,109)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
1,177,682	1,173,715	—	1/12/41	5.00% (1 month	Synthetic MBX	(2,384)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
394,814	393,484	—	1/12/41	5.00% (1 month	Synthetic MBX	(799)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
4,159,583	4,145,571	—	1/12/41	5.00% (1 month	Synthetic MBX	(8,419)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,091,282	20,040,494	—	1/12/41	4.50% (1 month	Synthetic MBX Index	(28,058)
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
866,580	863,661	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,754)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,106,652	4,108,346	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,461)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
12,610	12,594	—	1/12/40	5.00% (1 month	Synthetic TRS	104
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
273,584	272,544	—	1/12/42	4.50% (1 month	Synthetic TRS	1,286
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
493,584	492,735	—	1/12/43	3.00% (1 month	Synthetic TRS	2,898
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

84 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$1,579,191	$1,588,331	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$24,509
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,735,607	1,738,879	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(19,737)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,128,831	2,132,845	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(24,209)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,603,781	2,618,851	—	1/12/41	5.00% (1 month	Synthetic MBX Index	40,410
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
540,343	538,510	—	1/12/44	3.00% (1 month	Synthetic TRS	2,201
				USD-LIBOR) —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,443,961	3,434,327	—	1/12/41	4.00% (1 month	Synthetic TRS	19,018
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
563,073	561,498	—	1/12/41	4.00% (1 month	Synthetic TRS	3,109
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
431,581	430,374	—	1/12/41	4.00% (1 month	Synthetic TRS	2,383
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
485,215	483,895	—	1/12/45	4.00% (1 month	Synthetic TRS	2,590
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,055,355	5,021,375	—	1/12/43	3.50% (1 month	Synthetic TRS	4,948
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
891,799	885,805	—	1/12/43	3.50% (1 month	Synthetic TRS	873
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
8,606,251	8,582,848	—	1/12/45	4.00% (1 month	Synthetic TRS	45,930
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 85

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$5,424,699	$5,409,948	$—	1/12/45	4.00% (1 month	Synthetic TRS	$28,951
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,511,158	1,508,965	—	1/12/45	3.50% (1 month	Synthetic TRS	9,065
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,715,764	3,705,371	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(20,519)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Deutsche Bank AG
648,939	646,750	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,577)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,106,652	4,108,346	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(9,461)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
905,489	908,297	—	1/12/39	6.00% (1 month	Synthetic TRS	13,171
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
222,717	222,094	—	1/12/41	4.00% (1 month	Synthetic TRS	1,230
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
192,844	191,846	—	1/12/41	4.50% (1 month	Synthetic TRS	680
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
340,293	340,686	—	1/12/38	6.50% (1 month	Synthetic TRS	4,317
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,960,019	1,956,003	—	1/12/42	4.00% (1 month	Synthetic TRS	11,860
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,960,019	1,956,003	—	1/12/42	4.00% (1 month	Synthetic TRS	11,860
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

86 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$2,065,201	$2,066,053	$—	1/12/38	(6.50%) 1 month	Synthetic MBX	$(4,758)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
775,849	776,169	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,787)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,448,065	1,440,572	—	1/12/41	4.50% (1 month	Synthetic TRS	5,109
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
317,226	318,210	—	1/12/39	6.00% (1 month	Synthetic TRS	4,614
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
513,331	513,543	—	1/12/39	(6.50%) 1 month	Synthetic MBX	(1,183)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,119,557	1,115,444	—	1/12/40	4.00% (1 month	Synthetic TRS	5,737
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
100,989	101,302	—	1/12/39	6.00% (1 month	Synthetic TRS	1,469
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
632,128	634,089	—	1/12/39	6.00% (1 month	Synthetic TRS	9,194
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
627,729	628,265	—	1/12/39	6.00%) 1 month	Synthetic MBX	(1,635)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
889,774	890,142	—	1/12/38	6.50% (1 month	Synthetic MBX	2,050
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,315,223	1,310,979	—	1/12/40	(5.00%) 1 month	Synthetic MBX	2,471
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
535,382	533,059	—	1/12/39	5.50% (1 month	Synthetic MBX	(1,489)
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 87

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$1,086,284	$1,083,028	$—	1/12/40	(4.50%) 1 month	Synthetic MBX	$2,008
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
503,919	502,510	—	1/12/41	4.00% (1 month	Synthetic TRS	2,783
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,537,599	1,538,233	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,542)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,829,106	2,830,274	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,518)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
34,977	35,180	—	1/12/41	5.00% (1 month	Synthetic TRS Index	543
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,845,187	1,845,948	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,251)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
227,512	227,775	—	1/12/38	6.50% (1 month	Synthetic TRS	2,886
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
140,892	140,951	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(325)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
375,861	376,016	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(866)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
128,367	128,420	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(296)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,304	1,305	—	1/12/38	6.50% (1 month	Synthetic TRS	17
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
441,630	442,140	—	1/12/38	6.50% (1 month	Synthetic TRS	5,603
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

88 Diversified Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$2,135,191	$2,130,816	$—	1/12/42	4.00% (1 month	Synthetic TRS	$12,920
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,060,885	1,061,323	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,444)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
410,985	412,260	—	1/12/39	6.00% (1 month	Synthetic TRS	5,978
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,782,167	2,776,466	—	1/12/42	4.00% (1 month	Synthetic TRS	16,834
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
21,648	21,588	—	1/12/41	4.00% (1 month	Synthetic TRS	120
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,307,526	1,303,869	—	1/12/41	4.00% (1 month	Synthetic TRS	7,220
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,398,570	4,386,266	—	1/12/41	4.00% (1 month	Synthetic TRS	24,290
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,125,927	4,133,707	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(46,920)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,408,299	5,393,592	—	1/12/45	4.00% (1 month	Synthetic TRS	28,863
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
5,947,154	5,907,180	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(5,821)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,680,449	3,670,441	—	1/12/45	4.00% (1 month	Synthetic TRS	19,642
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,011,698	2,004,873	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(8,194)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

Diversified Income Trust 89

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$2,930,108	$2,921,912	$—	1/12/41	4.00% (1 month	Synthetic TRS	$16,181
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
371,937	370,897	—	1/12/41	4.00% (1 month	Synthetic TRS	2,054
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
4,125,927	4,133,707	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(46,920)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
1,543,464	1,545,577	—	1/12/44	4.00% (1 month	Synthetic TRS	14,644
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
9,621,645	9,601,929	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(58,219)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
4,257,928	4,282,572	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(66,083)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
565,214	562,289	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(1,994)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		495,356
Upfront premium (paid)		—		Unrealized (depreciation)		(799,831)
Total		$—		Total		$(304,475)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18
Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	103,678,000	$2,031,936	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$2,031,935
					maturity	HICP excluding
tobacco — At
maturity
EUR	103,678,000	1,921,792	—	7/15/37	1.71% — At	Eurostat Eurozone	(1,921,792)
					maturity	HICP excluding
tobacco — At
maturity

90 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	38,876,000	$763,041	$(505)	8/15/27	(1.42%) — At	Eurostat Eurozone	$762,536
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	38,876,000	834,718	(938)	8/15/37	1.71% — At	Eurostat Eurozone	(835,656)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	1,211,752	(834)	8/15/27	(1.4275%) — At	Eurostat Eurozone	1,210,918
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	64,796,000	1,331,144	(1,562)	8/15/37	1.7138% — At	Eurostat Eurozone	(1,332,708)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	51,832,000	888,732	(667)	9/15/27	(1.4475%) — At	Eurostat Eurozone	888,064
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	51,832,000	861,831	(1,251)	9/15/37	1.735% — At	Eurostat Eurozone	(863,082)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	151,601	(1,335)	9/15/23	(1.44125%) — At	Eurostat Eurozone	150,266
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	177,684	(1,328)	9/15/23	(1.4375%) — At	Eurostat Eurozone	176,356
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	142,995	(1,343)	9/15/23	(1.4425%) — At	Eurostat Eurozone	141,652
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	114,037,000	134,389	(1,341)	9/15/23	(1.44375%) — At	Eurostat Eurozone	133,048
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	31,146,000	386,309	(438)	2/15/23	(3.19%) — At	GBP Non-revised UK	385,871
					maturity	Retail Price Index —
						At maturity
GBP	31,146,000	477,690	(728)	2/15/28	3.34% — At	GBP Non-revised UK	(478,418)
					maturity	Retail Price Index —
						At maturity
GBP	40,490,000	349,738	(675)	3/15/23	(3.325%) — At	GBP Non-revised UK	349,063
					maturity	Retail Price Index —
						At maturity

Diversified Income Trust 91

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	40,490,000	$487,216	$(937)	3/15/28	3.4025% — At	GBP Non-revised UK	$(488,152)
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	156,277	(204)	3/15/23	(3.295%) — At	GBP Non-revised UK	156,073
					maturity	Retail Price Index —
						At maturity
GBP	14,535,000	208,565	(339)	3/15/28	3.3875% — At	GBP Non-revised UK	(208,903)
					maturity	Retail Price Index —
						At maturity
GBP	29,068,000	414,789	(411)	3/15/23	(3.245%) — At	GBP Non-revised UK	414,378
					maturity	Retail Price Index —
						At maturity
GBP	29,068,000	404,560	(413)	3/15/23	(3.25%) — At	GBP Non-revised UK	404,147
					maturity	Retail Price Index —
						At maturity
GBP	58,136,000	1,259,523	(1,369)	3/15/28	3.34% — At	GBP Non-revised UK	(1,260,892)
					maturity	Retail Price Index —
						At maturity
	$41,902,000	891,004	—	7/3/22	(1.9225%) — At	USA Non Revised	891,004
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	41,902,000	1,180,715	—	7/3/27	2.085% — At	USA Non Revised	(1,180,715)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	48,213,000	1,107,645	—	7/5/22	(1.89%) — At	USA Non Revised	1,107,645
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	48,213,000	1,524,061	—	7/5/27	2.05% — At	USA Non Revised	(1,524,061)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	46,655,000	653,170	(285)	12/21/22	(2.068%) — At	USA Non Revised	652,885
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	46,655,000	840,583	(504)	12/21/27	2.1939% — At	USA Non Revised	(841,087)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

92 Diversified Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$46,655,000	$674,911	$(285)	12/6/22	(2.05%) — At	USA Non Revised	$674,627
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
46,655,000	838,390	(504)	12/6/27	2.19% — At	USA Non Revised	(838,894)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(18,196)				$(1,243,892)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$39,713	$581,000	$68,500	5/11/63	300 bp —	$(28,496)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,608	1,321,000	155,746	5/11/63	300 bp —	(75,478)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	163,473	2,648,000	312,199	5/11/63	300 bp —	(147,403)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	155,838	2,734,000	322,339	5/11/63	300 bp —	(165,134)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA BB.6	BB/P	868,262	4,582,000	956,722	5/11/63	500 bp —	(84,641)
Index						Monthly
CMBX NA BB.6	BB/P	1,708,890	6,943,000	1,449,698	5/11/63	500 bp —	264,977
Index						Monthly
CMBX NA BB.7	BB/P	464,777	3,616,000	457,062	1/17/47	500 bp —	10,727
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,803	187,000	22,047	5/11/63	300 bp —	3,849
Index						Monthly
CMBX NA BBB–.6	BBB–/P	68,108	607,000	71,565	5/11/63	300 bp —	(3,154)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	96,418	709,000	83,591	5/11/63	300 bp —	13,181
Index						Monthly
CMBX NA BBB–.6	BBB–/P	78,362	738,000	87,010	5/11/63	300 bp —	(8,279)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	79,115	738,000	87,010	5/11/63	300 bp —	(7,526)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	318,938	1,950,000	229,905	5/11/63	300 bp —	90,008
Index						Monthly
CMBX NA BBB–.6	BBB–/P	186,272	1,951,000	230,023	5/11/63	300 bp —	(42,775)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	270,405	1,990,000	234,621	5/11/63	300 bp —	36,779
Index						Monthly

Diversified Income Trust 93

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$304,311	$2,000,000	$235,800	5/11/63	300 bp —	$69,511
Index						Monthly
CMBX NA BBB–.6	BBB–/P	201,586	2,042,000	240,752	5/11/63	300 bp —	(38,145)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	208,008	2,179,000	256,904	5/11/63	300 bp —	(47,806)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	256,200	2,329,000	274,589	5/11/63	300 bp —	(17,224)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	246,836	2,497,000	294,396	5/11/63	300 bp —	(46,312)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	294,138	2,571,000	303,121	5/11/63	300 bp —	(7,911)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	344,655	3,445,000	406,166	5/11/63	300 bp —	(59,788)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	384,246	3,493,000	411,825	5/11/63	300 bp —	(25,833)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	527,665	3,539,000	417,248	5/11/63	300 bp —	112,186
Index						Monthly
CMBX NA BBB–.6	BBB–/P	568,937	3,867,000	455,919	5/11/63	300 bp —	114,951
Index						Monthly
CMBX NA BBB–.6	BBB–/P	572,271	3,867,000	455,919	5/11/63	300 bp —	118,286
Index						Monthly
CMBX NA BBB–.6	BBB–/P	480,133	4,724,000	556,960	5/11/63	300 bp —	(74,464)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	551,021	4,922,000	580,304	5/11/63	300 bp —	(26,822)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	593,742	5,141,000	606,124	5/11/63	300 bp —	(10,239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	756,241	6,855,000	808,205	5/11/63	300 bp —	(48,536)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	744,924	7,214,000	850,531	5/11/63	300 bp —	(102,000)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	770,552	7,223,000	851,592	5/11/63	300 bp —	(77,428)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,919,140	14,182,000	1,672,058	5/11/63	300 bp —	254,173
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	354,247	2,535,000	298,877	5/11/63	300 bp —	56,638
Index						Monthly
CMBX NA BBB–.6	BBB–/P	502,529	3,445,000	406,166	5/11/63	300 bp —	98,086
Index						Monthly
CMBX NA BBB–.6	BBB–/P	964,069	6,609,000	779,201	5/11/63	300 bp —	188,172
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,165,637	7,518,000	886,372	5/11/63	300 bp —	283,024
Index						Monthly
CMBX NA BBB–.6	BBB–/P	77,513	722,000	85,124	5/11/63	300 bp —	(7,249)
Index						Monthly

94 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$105,954	$1,059,000	$124,856	5/11/63	300 bp —	$(18,372)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,613	1,428,000	168,361	5/11/63	300 bp —	(14,034)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	221,643	2,195,000	258,791	5/11/63	300 bp —	(36,049)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	216,884	2,229,000	262,799	5/11/63	300 bp —	(44,800)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	502,338	2,968,000	349,927	5/11/63	300 bp —	153,895
Index						Monthly
CMBX NA BBB–.6	BBB–/P	335,126	3,033,000	357,591	5/11/63	300 bp —	(20,949)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	467,929	3,695,000	435,641	5/11/63	300 bp —	34,136
Index						Monthly
CMBX NA BBB–.6	BBB–/P	448,670	3,766,000	444,011	5/11/63	300 bp —	6,541
Index						Monthly
CMBX NA BBB–.6	BBB–/P	436,566	3,880,000	457,452	5/11/63	300 bp —	(18,945)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	382,703	4,035,000	475,727	5/11/63	300 bp —	(91,006)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	465,552	4,062,000	478,910	5/11/63	300 bp —	(11,327)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	475,517	4,325,000	509,918	5/11/63	300 bp —	(32,239)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	512,135	4,635,000	546,467	5/11/63	300 bp —	(32,014)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	591,759	5,097,000	600,936	5/11/63	300 bp —	(6,629)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	510,667	5,381,000	634,420	5/11/63	300 bp —	(121,063)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	600,304	5,665,000	667,904	5/11/63	300 bp —	(64,767)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	563,040	5,742,000	676,982	5/11/63	300 bp —	(111,071)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	939,219	6,225,000	733,928	5/11/63	300 bp —	208,404
Index						Monthly
CMBX NA BBB–.6	BBB–/P	819,682	7,145,000	842,396	5/11/63	300 bp —	(19,141)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	718,653	7,502,000	884,486	5/11/63	300 bp —	(162,081)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	868,470	7,763,000	915,258	5/11/63	300 bp —	(42,906)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,347,820	15,561,000	1,834,642	5/11/63	300 bp —	520,959
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,362,869	21,724,000	2,561,260	5/11/63	300 bp —	(187,528)
Index						Monthly

Diversified Income Trust 95

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$6,126,125	$57,296,000	$6,755,198	5/11/63	300 bp —	$(600,418)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	4,909,352	66,419,000	3,746,032	1/17/47	300 bp —	1,196,530
Index						Monthly
Deutsche Bank AG
CMBX NA BBB–.6	BBB–/P	54,693	513,000	60,483	5/11/63	300 bp —	(5,534)
Index						Monthly
Goldman Sachs International
CMBX NA BBB–.6	BBB–/P	350,890	2,265,000	267,044	5/11/63	300 bp —	84,979
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,322	297,000	35,016	5/11/63	300 bp —	(546)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,090	375,000	44,213	5/11/63	300 bp —	8,065
Index						Monthly
CMBX NA BBB–.6	BBB–/P	101,718	1,174,000	138,415	5/11/63	300 bp —	(36,110)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	105,653	1,252,000	147,611	5/11/63	300 bp —	(41,332)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	108,457	1,256,000	148,082	5/11/63	300 bp —	(38,997)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	157,809	1,410,000	166,239	5/11/63	300 bp —	(7,725)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	220,504	1,473,000	173,667	5/11/63	300 bp —	47,574
Index						Monthly
CMBX NA BBB–.6	BBB–/P	184,883	1,672,000	197,129	5/11/63	300 bp —	(11,410)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,201	1,851,000	218,233	5/11/63	300 bp —	(61,106)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,735	1,855,000	218,705	5/11/63	300 bp —	(64,042)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	211,483	1,898,000	223,774	5/11/63	300 bp —	(11,342)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,998	2,053,000	242,049	5/11/63	300 bp —	(18,024)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	222,137	2,053,000	242,049	5/11/63	300 bp —	(18,885)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	266,218	5/11/63	300 bp —	(13,127)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,962	2,258,000	266,218	5/11/63	300 bp —	(13,127)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	111,130	2,297,000	270,816	5/11/63	300 bp —	(158,537)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	267,527	2,431,000	286,615	5/11/63	300 bp —	(17,873)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	193,626	2,447,000	288,501	5/11/63	300 bp —	(93,652)
Index						Monthly

96 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$292,059	$2,489,000	$293,453	5/11/63	300 bp —	$(150)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,612	3,151,000	371,503	5/11/63	300 bp —	(216,315)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	156,347	3,152,000	371,621	5/11/63	300 bp —	(213,698)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	164,933	3,162,000	372,800	5/11/63	300 bp —	(206,286)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	333,997	3,174,000	374,215	5/11/63	300 bp —	(38,631)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	484,654	3,296,000	388,598	5/11/63	300 bp —	97,704
Index						Monthly
CMBX NA BBB–.6	BBB–/P	376,979	3,482,000	410,528	5/11/63	300 bp —	(31,807)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	179,679	3,660,000	431,514	5/11/63	300 bp —	(250,005)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	597,823	3,894,000	459,103	5/11/63	300 bp —	140,667
Index						Monthly
CMBX NA BBB–.6	BBB–/P	459,364	4,109,000	484,451	5/11/63	300 bp —	(23,033)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	718,374	4,321,000	509,446	5/11/63	300 bp —	211,089
Index						Monthly
CMBX NA BBB–.6	BBB–/P	531,088	4,362,000	514,280	5/11/63	300 bp —	18,989
Index						Monthly
CMBX NA BBB–.6	BBB–/P	612,545	4,412,000	520,175	5/11/63	300 bp —	94,576
Index						Monthly
CMBX NA BBB–.6	BBB–/P	333,479	4,895,000	577,121	5/11/63	300 bp —	(241,194)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	530,599	5,080,000	598,932	5/11/63	300 bp —	(65,793)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	612,683	6,103,000	719,544	5/11/63	300 bp —	(103,810)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	947,810	6,289,000	741,473	5/11/63	300 bp —	209,481
Index						Monthly
CMBX NA BBB–.6	BBB–/P	944,996	6,338,000	747,250	5/11/63	300 bp —	200,915
Index						Monthly
CMBX NA BBB–.6	BBB–/P	743,664	6,399,000	754,442	5/11/63	300 bp —	(7,578)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	771,573	6,999,000	825,182	5/11/63	300 bp —	(50,110)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	757,257	6,545,000	369,138	1/17/47	300 bp —	391,391
Index						Monthly
CMBX NA BBB–.7	BBB–/P	759,549	10,276,000	579,566	1/17/47	300 bp —	185,121
Index						Monthly

Diversified Income Trust 97

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	$442,744	$2,090,000	$436,392	5/11/63	500 bp —	$8,095
Index						Monthly
CMBX NA BB.6	BB/P	480,235	2,269,000	473,767	5/11/63	500 bp —	8,359
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,330	400,000	47,160	5/11/63	300 bp —	8,370
Index						Monthly
CMBX NA BBB–.6	BBB–/P	501,947	3,445,000	406,166	5/11/63	300 bp —	97,504
Index						Monthly
CMBX NA BBB–.6	BBB–/P	992,593	6,690,000	788,751	5/11/63	300 bp —	207,187
Index						Monthly
CMBX NA BB.6	BB/P	569,641	2,706,000	565,013	5/11/63	500 bp —	6,883
Index						Monthly
CMBX NA BBB–.6	BBB–/P	4,629	37,000	4,362	5/11/63	300 bp —	285
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,359	132,000	15,563	5/11/63	300 bp —	862
Index						Monthly
CMBX NA BBB–.6	BBB–/P	35,451	305,000	35,960	5/11/63	300 bp —	(356)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	39,450	349,000	41,147	5/11/63	300 bp —	(1,523)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	104,599	918,000	108,232	5/11/63	300 bp —	(3,174)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	130,598	1,106,000	130,397	5/11/63	300 bp —	753
Index						Monthly
CMBX NA BBB–.6	BBB–/P	132,561	1,316,000	155,156	5/11/63	300 bp —	(21,938)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	153,486	1,501,000	176,968	5/11/63	300 bp —	(22,732)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	182,273	1,634,000	192,649	5/11/63	300 bp —	(9,558)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	194,931	1,644,000	193,828	5/11/63	300 bp —	1,926
Index						Monthly
CMBX NA BBB–.6	BBB–/P	229,420	1,706,000	201,137	5/11/63	300 bp —	29,136
Index						Monthly
CMBX NA BBB–.6	BBB–/P	170,040	1,720,000	202,788	5/11/63	300 bp —	(31,889)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	187,069	1,739,000	205,028	5/11/63	300 bp —	(17,091)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	166,610	1,739,000	205,028	5/11/63	300 bp —	(37,548)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	214,929	1,759,000	207,386	5/11/63	300 bp —	8,422
Index						Monthly
CMBX NA BBB–.6	BBB–/P	224,000	1,792,000	211,277	5/11/63	300 bp —	13,619
Index						Monthly
CMBX NA BBB–.6	BBB–/P	292,897	1,885,000	222,242	5/11/63	300 bp —	71,598
Index						Monthly

98 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$188,970	$1,911,000	$225,307	5/11/63	300 bp —	$(35,381)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	223,544	1,929,000	227,429	5/11/63	300 bp —	(2,921)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	298,127	1,995,000	235,211	5/11/63	300 bp —	63,914
Index						Monthly
CMBX NA BBB–.6	BBB–/P	240,888	2,073,000	244,407	5/11/63	300 bp —	(2,482)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	276,765	2,284,000	269,284	5/11/63	300 bp —	8,624
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,421	2,295,000	270,581	5/11/63	300 bp —	(18,013)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	251,531	2,297,000	270,816	5/11/63	300 bp —	(18,137)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	264,661	2,336,000	275,414	5/11/63	300 bp —	(9,587)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	277,518	2,500,000	294,750	5/11/63	300 bp —	(15,982)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332,679	2,784,000	328,234	5/11/63	300 bp —	5,838
Index						Monthly
CMBX NA BBB–.6	BBB–/P	329,364	2,956,000	348,512	5/11/63	300 bp —	(17,671)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	483,870	3,044,000	358,888	5/11/63	300 bp —	126,505
Index						Monthly
CMBX NA BBB–.6	BBB–/P	481,711	3,044,000	358,888	5/11/63	300 bp —	124,345
Index						Monthly
CMBX NA BBB–.6	BBB–/P	363,515	3,271,000	385,651	5/11/63	300 bp —	(20,501)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	375,763	3,311,000	390,367	5/11/63	300 bp —	(12,948)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	529,273	3,325,000	392,018	5/11/63	300 bp —	138,918
Index						Monthly
CMBX NA BBB–.6	BBB–/P	337,537	3,351,000	395,083	5/11/63	300 bp —	(55,870)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	375,433	3,427,000	404,043	5/11/63	300 bp —	(26,897)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	382,226	3,480,000	410,292	5/11/63	300 bp —	(26,326)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	393,576	3,509,000	413,711	5/11/63	300 bp —	(18,381)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	463,959	3,591,000	423,379	5/11/63	300 bp —	42,376
Index						Monthly
CMBX NA BBB–.6	BBB–/P	508,494	3,607,000	425,265	5/11/63	300 bp —	85,032
Index						Monthly
CMBX NA BBB–.6	BBB–/P	473,818	3,640,000	429,156	5/11/63	300 bp —	46,482
Index						Monthly

Diversified Income Trust 99

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$489,981	$3,735,000	$440,357	5/11/63	300 bp —	$51,492
Index						Monthly
CMBX NA BBB–.6	BBB–/P	368,327	3,821,000	450,496	5/11/63	300 bp —	(80,258)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	480,982	4,070,000	479,853	5/11/63	300 bp —	3,164
Index						Monthly
CMBX NA BBB–.6	BBB–/P	407,775	4,321,000	509,446	5/11/63	300 bp —	(99,511)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	473,103	4,398,000	518,524	5/11/63	300 bp —	(43,222)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	528,620	4,595,000	541,751	5/11/63	300 bp —	(10,834)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	504,578	4,797,000	565,566	5/11/63	300 bp —	(58,590)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	532,750	5,080,000	598,932	5/11/63	300 bp —	(63,642)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	574,710	5,222,000	615,674	5/11/63	300 bp —	(38,353)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	657,706	5,492,000	647,507	5/11/63	300 bp —	12,945
Index						Monthly
CMBX NA BBB–.6	BBB–/P	830,730	5,581,000	658,000	5/11/63	300 bp —	175,521
Index						Monthly
CMBX NA BBB–.6	BBB–/P	633,165	5,895,000	695,021	5/11/63	300 bp —	(58,908)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	651,039	5,910,000	696,789	5/11/63	300 bp —	(42,795)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,021,625	5,958,000	702,448	5/11/63	300 bp —	322,156
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,013,239	5,958,000	702,448	5/11/63	300 bp —	313,770
Index						Monthly
CMBX NA BBB–.6	BBB–/P	958,018	6,088,000	717,775	5/11/63	300 bp —	243,286
Index						Monthly
CMBX NA BBB–.6	BBB–/P	927,204	6,264,000	738,526	5/11/63	300 bp —	191,810
Index						Monthly
CMBX NA BBB–.6	BBB–/P	987,783	6,514,000	768,001	5/11/63	300 bp —	223,040
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,015,693	6,879,000	811,034	5/11/63	300 bp —	208,098
Index						Monthly
CMBX NA BBB–.6	BBB–/P	956,303	7,281,000	858,430	5/11/63	300 bp —	101,514
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,178,063	7,982,000	941,078	5/11/63	300 bp —	240,976
Index						Monthly
CMBX NA BBB–.6	BBB–/P	960,905	8,706,000	1,026,437	5/11/63	300 bp —	(61,180)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,308,054	8,773,000	1,034,337	5/11/63	300 bp —	278,104
Index						Monthly

100 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$975,390	$10,288,000	$1,212,955	5/11/63	300 bp —	$(232,421)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,155,206	10,477,000	1,235,238	5/11/63	300 bp —	(74,795)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,270,712	10,780,000	1,270,962	5/11/63	300 bp —	5,140
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,706,278	12,314,000	1,451,821	5/11/63	300 bp —	260,615
Index						Monthly
Merrill Lynch International
CMBX NA BB.6	BB/P	89,730	397,000	82,894	5/11/63	500 bp —	7,167
Index						Monthly
CMBX NA BBB–.6	BBB–/P	258,050	2,284,000	269,284	5/11/63	300 bp —	(10,091)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	373,454	3,158,000	372,328	5/11/63	300 bp —	2,705
Index						Monthly
CMBX NA BBB–.6	BBB–/P	445,853	3,795,000	447,431	5/11/63	300 bp —	320
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,839,363	34,269,000	4,040,315	5/11/63	300 bp —	(183,817)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6	BBB–/P	501,916	3,445,000	406,166	5/11/63	300 bp —	97,472
Index						Monthly
CMBX NA BBB–.6	BBB–/P	509,599	3,448,000	406,519	5/11/63	300 bp —	104,804
Index						Monthly
CMBX NA BBB–.6	BBB–/P	510,350	3,448,000	406,519	5/11/63	300 bp —	105,556
Index						Monthly
CMBX NA BBB–.6	BBB–/P	579,452	4,112,000	484,805	5/11/63	300 bp —	96,703
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,007,512	6,890,000	812,331	5/11/63	300 bp —	198,626
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,021,806	6,897,000	813,156	5/11/63	300 bp —	212,098
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,020,850	6,897,000	813,156	5/11/63	300 bp —	211,142
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,104,527	7,985,000	941,432	5/11/63	300 bp —	167,088
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,505,842	10,335,000	1,218,497	5/11/63	300 bp —	292,512
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,523,263	10,344,000	1,219,558	5/11/63	300 bp —	308,877
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,035,791	13,791,000	1,625,959	5/11/63	300 bp —	416,727
Index						Monthly
CMBX NA A.6	A/P	3,005	296,000	3,641	5/11/63	200 bp —	(537)
Index						Monthly
CMBX NA BB.6	BB/P	548,361	2,233,000	466,250	5/11/63	500 bp —	83,972
Index						Monthly

Diversified Income Trust 101

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.6	BB/P	$1,100,225	$4,465,000	$932,292	5/11/63	500 bp —	$171,654
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,344	62,000	7,310	5/11/63	300 bp —	66
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,480	70,000	8,253	5/11/63	300 bp —	262
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,911	178,000	20,986	5/11/63	300 bp —	4,014
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,071	178,000	20,986	5/11/63	300 bp —	1,173
Index						Monthly
CMBX NA BBB–.6	BBB–/P	25,678	187,000	22,047	5/11/63	300 bp —	3,724
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,786	267,000	31,479	5/11/63	300 bp —	(2,560)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,152	375,000	44,213	5/11/63	300 bp —	8,127
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,424	397,000	46,806	5/11/63	300 bp —	(4,183)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	52,320	492,000	58,007	5/11/63	300 bp —	(5,441)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	71,095	531,000	62,605	5/11/63	300 bp —	8,756
Index						Monthly
CMBX NA BBB–.6	BBB–/P	65,920	544,000	64,138	5/11/63	300 bp —	2,054
Index						Monthly
CMBX NA BBB–.6	BBB–/P	70,040	578,000	68,146	5/11/63	300 bp —	2,182
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,771	697,000	82,176	5/11/63	300 bp —	(8,057)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	106,576	796,000	93,848	5/11/63	300 bp —	13,125
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,845	863,000	101,748	5/11/63	300 bp —	(10,471)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	140,883	1,150,000	135,585	5/11/63	300 bp —	5,873
Index						Monthly
CMBX NA BBB–.6	BBB–/P	147,979	1,257,000	148,200	5/11/63	300 bp —	407
Index						Monthly
CMBX NA BBB–.6	BBB–/P	230,812	2,026,000	238,865	5/11/63	300 bp —	(7,040)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	213,533	2,235,000	263,507	5/11/63	300 bp —	(48,856)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	331,630	2,802,000	330,356	5/11/63	300 bp —	2,675
Index						Monthly
CMBX NA BBB–.6	BBB–/P	635,795	3,751,000	442,243	5/11/63	300 bp —	195,428
Index						Monthly
CMBX NA BBB–.6	BBB–/P	489,045	4,265,000	502,844	5/11/63	300 bp —	(11,667)
Index						Monthly

102 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 9/30/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$420,027	$4,302,000	$507,206	5/11/63	300 bp —	$(85,027)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	592,283	5,234,000	617,089	5/11/63	300 bp —	(22,188)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,061,368	7,147,000	842,631	5/11/63	300 bp —	222,310
Index						Monthly
CMBX NA BBB–.6	BBB–/P	811,780	8,679,000	1,023,254	5/11/63	300 bp —	(207,136)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,470,227	12,133,000	1,430,481	5/11/63	300 bp —	45,813
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,318,670	15,564,000	1,834,996	5/11/63	300 bp —	491,456
Index						Monthly
Upfront premium received		122,131,785		Unrealized appreciation			12,747,096
Upfront premium (paid)		—		Unrealized (depreciation)			(6,746,247)
Total		$122,131,785		Total			$6,000,849

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 28, 2018. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	$(2,774)	$296,000	$3,641	5/11/63	(200 bp) —	$768
					Monthly
CMBX NA BB.7 Index	(728,481)	5,717,000	722,629	1/17/47	(500 bp) —	(10,616)
					Monthly
CMBX NA BB.7 Index	(286,246)	1,753,000	221,579	1/17/47	(500 bp) —	(66,127)
					Monthly
CMBX NA BB.7 Index	(275,320)	1,753,000	221,579	1/17/47	(500 bp) —	(55,202)
					Monthly
CMBX NA BB.7 Index	(331,187)	1,641,000	207,422	1/17/47	(500 bp) —	(125,133)
					Monthly
CMBX NA BB.9 Index	(675,694)	4,233,000	585,847	9/17/58	(500 bp) —	(93,374)
					Monthly
CMBX NA BB.9 Index	(556,756)	3,616,000	500,454	9/17/58	(500 bp) —	(59,314)
					Monthly
CMBX NA BB.9 Index	(548,086)	3,542,000	490,213	9/17/58	(500 bp) —	(60,825)
					Monthly

Diversified Income Trust 103

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.9 Index	$(545,625)	$3,542,000	$490,213	9/17/58	(500 bp) —	$(58,364)
					Monthly
CMBX NA BB.9 Index	(275,532)	1,760,000	243,584	9/17/58	(500 bp) —	(33,415)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(246,348)	13,957,000	2,914,222	5/11/63	(500 bp) —	2,656,243
					Monthly
CMBX NA BB.7 Index	(798,366)	4,328,000	547,059	1/17/47	(500 bp) —	(254,913)
					Monthly
CMBX NA BB.7 Index	(494,448)	3,006,000	379,958	1/17/47	(500 bp) —	(116,994)
					Monthly
CMBX NA BB.9 Index	(870,756)	5,455,000	754,972	9/17/58	(500 bp) —	(120,330)
					Monthly
CMBX NA BB.9 Index	(593,172)	3,852,000	533,117	9/17/58	(500 bp) —	(63,265)
					Monthly
CMBX NA BB.9 Index	(488,833)	3,134,000	433,746	9/17/58	(500 bp) —	(57,699)
					Monthly
CMBX NA BB.9 Index	(488,833)	3,134,000	433,746	9/17/58	(500 bp) —	(57,699)
					Monthly
CMBX NA BB.9 Index	(360,990)	2,308,000	319,427	9/17/58	(500 bp) —	(43,486)
					Monthly
CMBX NA BBB–.7 Index	(83,041)	1,059,000	59,728	1/17/47	(300 bp) —	(23,843)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(1,062,480)	10,386,000	2,168,597	5/11/63	(500 bp) —	1,097,462
					Monthly
CMBX NA BB.7 Index	(638,451)	4,219,000	533,282	1/17/47	(500 bp) —	(108,685)
					Monthly
CMBX NA BB.7 Index	(570,176)	3,480,000	439,872	1/17/47	(500 bp) —	(133,204)
					Monthly
CMBX NA BB.7 Index	(349,448)	1,721,000	217,534	1/17/47	(500 bp) —	(133,348)
					Monthly
CMBX NA BB.7 Index	(224,362)	1,229,000	155,346	1/17/47	(500 bp) —	(70,041)
					Monthly
CMBX NA BB.9 Index	(356,757)	2,241,000	310,154	9/17/58	(500 bp) —	(48,469)
					Monthly
CMBX NA BB.9 Index	(164,938)	1,044,000	144,490	9/17/58	(500 bp) —	(21,319)
					Monthly
CMBX NA BB.9 Index	(166,438)	1,042,000	144,213	9/17/58	(500 bp) —	(23,094)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(362,373)	2,269,000	286,802	1/17/47	(500 bp) —	(77,462)
					Monthly
CMBX NA BB.7 Index	(334,111)	2,090,000	264,176	1/17/47	(500 bp) —	(71,676)
					Monthly
CMBX NA BB.7 Index	(272,180)	1,404,000	177,466	1/17/47	(500 bp) —	(95,884)
					Monthly

104 Diversified Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BB.6 Index	$(136,446)	$569,000	$118,807	5/11/63	(500 bp) —	$(18,113)
					Monthly
CMBX NA BB.6 Index	(135,007)	563,000	117,554	5/11/63	(500 bp) —	(17,922)
					Monthly
CMBX NA BB.6 Index	(128,533)	536,000	111,917	5/11/63	(500 bp) —	(17,063)
					Monthly
CMBX NA BB.7 Index	(1,084,804)	6,944,000	877,722	1/17/47	(500 bp) —	(212,869)
					Monthly
CMBX NA BB.7 Index	(819,751)	4,986,000	630,230	1/17/47	(500 bp) —	(193,675)
					Monthly
CMBX NA BB.7 Index	(744,943)	4,662,000	589,277	1/17/47	(500 bp) —	(159,551)
					Monthly
CMBX NA BB.7 Index	(679,692)	3,400,000	429,760	1/17/47	(500 bp) —	(252,765)
					Monthly
CMBX NA BB.7 Index	(528,270)	2,828,000	357,459	1/17/47	(500 bp) —	(173,168)
					Monthly
CMBX NA BB.7 Index	(410,342)	2,109,000	266,578	1/17/47	(500 bp) —	(145,522)
					Monthly
CMBX NA BB.7 Index	(344,128)	1,912,000	241,677	1/17/47	(500 bp) —	(104,045)
					Monthly
CMBX NA BB.7 Index	(293,504)	1,875,000	237,000	1/17/47	(500 bp) —	(58,066)
					Monthly
CMBX NA BB.7 Index	(369,787)	1,862,000	235,357	1/17/47	(500 bp) —	(135,982)
					Monthly
CMBX NA BB.7 Index	(275,320)	1,753,000	221,579	1/17/47	(500 bp) —	(55,202)
					Monthly
CMBX NA BB.7 Index	(226,788)	1,229,000	155,346	1/17/47	(500 bp) —	(72,467)
					Monthly
CMBX NA BB.7 Index	(229,508)	1,167,000	147,509	1/17/47	(500 bp) —	(82,971)
					Monthly
CMBX NA BB.7 Index	(175,583)	1,156,000	146,118	1/17/47	(500 bp) —	(30,428)
					Monthly
CMBX NA BB.9 Index	(503,334)	3,189,000	441,358	9/17/58	(500 bp) —	(64,634)
					Monthly
CMBX NA BB.9 Index	(248,369)	1,592,000	220,333	9/17/58	(500 bp) —	(29,363)
					Monthly
CMBX NA BB.9 Index	(220,460)	1,561,000	216,042	9/17/58	(500 bp) —	(5,718)
					Monthly
CMBX NA BB.9 Index	(45,843)	299,000	41,382	9/17/58	(500 bp) —	(4,711)
					Monthly
CMBX NA BBB–.7 Index	(206,776)	2,614,000	147,430	1/17/47	(300 bp) —	(60,654)
					Monthly
CMBX NA BBB–.7 Index	(218,095)	1,885,000	106,314	1/17/47	(300 bp) —	(112,723)
					Monthly
CMBX NA BBB–.7 Index	(134,718)	1,831,000	103,268	1/17/47	(300 bp) —	(32,366)
					Monthly

Diversified Income Trust 105

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(62,189)	$1,156,000	$65,198	1/17/47	(300 bp) —	$2,431
					Monthly
CMBX NA BBB–.7 Index	(67,969)	817,000	46,079	1/17/47	(300 bp) —	(22,298)
					Monthly
CMBX NA BBB–.7 Index	(64,517)	714,000	40,270	1/17/47	(300 bp) —	(24,605)
					Monthly
CMBX NA BBB–.7 Index	(3,756)	56,000	3,158	1/17/47	(300 bp) —	(626)
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(2,093,389)	12,067,000	1,525,269	1/17/47	(500 bp) —	(578,178)
					Monthly
CMBX NA BB.9 Index	(1,678,572)	10,732,000	1,485,309	9/17/58	(500 bp) —	(202,206)
					Monthly
CMBX NA BBB–.7 Index	(89,077)	1,087,000	61,307	1/17/47	(300 bp) —	(28,314)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(7,132)	70,000	3,948	1/17/47	(300 bp) —	(3,219)
					Monthly
CMBX NA BB.7 Index	(884,864)	4,400,000	556,160	1/17/47	(500 bp) —	(332,371)
					Monthly
CMBX NA BB.7 Index	(838,766)	4,156,000	525,318	1/17/47	(500 bp) —	(316,911)
					Monthly
CMBX NA BB.7 Index	(757,432)	3,928,000	496,499	1/17/47	(500 bp) —	(264,206)
					Monthly
CMBX NA BB.7 Index	(372,184)	1,989,000	251,410	1/17/47	(500 bp) —	(122,432)
					Monthly
CMBX NA BB.9 Index	(318,081)	2,115,000	292,716	9/17/58	(500 bp) —	(27,127)
					Monthly
CMBX NA BB.9 Index	(273,908)	1,760,000	243,584	9/17/58	(500 bp) —	(31,790)
					Monthly
CMBX NA BBB–.7 Index	(257,519)	4,056,000	228,758	1/17/47	(300 bp) —	(30,788)
					Monthly
Upfront premium received	—		Unrealized appreciation			3,756,904
Upfront premium (paid)	(29,081,558)		Unrealized (depreciation)			(6,108,830)
Total	$(29,081,558)		Total			$(2,351,926)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

106 Diversified Income Trust

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 9/30/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$7,072,622	$98,499,000	$7,203,724	12/20/23	(500 bp) —	$(172,143)
Index					Quarterly
Total	$7,072,622					$(172,143)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Diversified Income Trust 107

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Energy	$—	$—	$517,703
Technology	53	—	—
Total common stocks	53	—	517,703

Asset-backed securities	—	7,248,284	—
Convertible bonds and notes	—	83,363,594	—
Corporate bonds and notes	—	1,225,134,320	373
Foreign government and agency bonds and notes	—	427,473,892	—
Mortgage-backed securities	—	1,675,222,680	—
Purchased options outstanding	—	9,639,558	—
Purchased swap options outstanding	—	43,920,949	—
Senior loans	—	64,500,090	—
U.S. government and agency mortgage obligations	—	750,594,470	—
U.S. treasury obligations	—	375,705	—
Short-term investments	215,274,737	1,063,532,129	—
Totals by level	$215,274,790	$5,351,005,671	$518,076

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$2,920,706	$—
Futures contracts	30,371	—	—
Written options outstanding	—	(11,687,488)	—
Written swap options outstanding	—	(46,837,204)	—
Forward premium swap option contracts	—	(8,352,660)	—
TBA sale commitments	—	(186,725,861)	—
Interest rate swap contracts	—	7,415,306	—
Total return swap contracts	—	(1,530,171)	—
Credit default contracts	—	(96,646,069)	—
Totals by level	$30,371	$(341,443,441)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

108 Diversified Income Trust

Statement of assets and liabilities 9/30/18

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $5,430,620,608)	$5,351,523,800
Affiliated issuers (identified cost $215,274,737) (Note 5)	215,274,737
Cash	304,217
Foreign currency (cost $201,956) (Note 1)	226,188
Interest and other receivables	47,929,008
Receivable for shares of the fund sold	13,841,080
Receivable for investments sold	27,197,752
Receivable for sales of delayed delivery securities (Note 1)	187,205,230
Receivable for variation margin on futures contracts (Note 1)	2,571
Receivable for variation margin on centrally cleared swap contracts (Note 1)	6,974,652
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,353,744
Unrealized appreciation on forward currency contracts (Note 1)	22,585,472
Unrealized appreciation on OTC swap contracts (Note 1)	16,999,356
Premium paid on OTC swap contracts (Note 1)	29,081,558
Prepaid assets	156,225
Total assets	5,921,655,590

LIABILITIES
Payable for investments purchased	27,902,602
Payable for purchases of delayed delivery securities (Note 1)	739,195,105
Payable for shares of the fund repurchased	6,507,306
Payable for compensation of Manager (Note 2)	2,089,502
Payable for custodian fees (Note 2)	189,681
Payable for investor servicing fees (Note 2)	1,070,730
Payable for Trustee compensation and expenses (Note 2)	1,028,327
Payable for administrative services (Note 2)	17,890
Payable for distribution fees (Note 2)	1,416,198
Payable for variation margin on futures contracts (Note 1)	355,034
Payable for variation margin on centrally cleared swap contracts (Note 1)	8,986,074
Unrealized depreciation on OTC swap contracts (Note 1)	13,718,809
Premium received on OTC swap contracts (Note 1)	122,131,785
Unrealized depreciation on forward premium swap option contracts (Note 1)	10,706,404
Unrealized depreciation on forward currency contracts (Note 1)	19,664,766
Written options outstanding, at value (premiums $63,364,221) (Note 1)	58,524,692
TBA sale commitments, at value (proceeds receivable $187,011,758) (Note 1)	186,725,861
Collateral on certain derivative contracts, at value (Notes 1 and 9)	375,705
Other accrued expenses	569,079
Total liabilities	1,201,175,550

Net assets	$4,720,480,040

(Continued on next page)

Diversified Income Trust 109

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,755,260,608
Total distributable earnings (Note 1)	(1,034,780,568)
Total — Representing net assets applicable to capital shares outstanding	$4,720,480,040

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,293,136,494 divided by 185,812,907 shares)	$6.96
Offering price per class A share (100/96.00 of $6.96)*	$7.25
Net asset value and offering price per class B share ($29,465,278 divided by 4,281,292 shares)**	$6.88
Net asset value and offering price per class C share ($600,600,381 divided by 88,023,725 shares)**	$6.82
Net asset value and redemption price per class M share
($118,581,866 divided by 17,390,792 shares)	$6.82
Offering price per class M share (100/96.75 of $6.82)†	$7.05
Net asset value, offering price and redemption price per class R share
($2,403,926 divided by 350,158 shares)	$6.87
Net asset value, offering price and redemption price per class R6 share
($14,847,787 divided by 2,155,236 shares)	$6.89
Net asset value, offering price and redemption price per class Y share
($2,661,444,308 divided by 386,659,608 shares)	$6.88

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

110 Diversified Income Trust

Statement of operations Year ended 9/30/18

INVESTMENT INCOME
Interest (net of foreign tax of $56,160 ) (including interest income of $4,236,602 from investments
in affiliated issuers) (Note 5)	$223,127,043
Total investment income	223,127,043

EXPENSES
Compensation of Manager (Note 2)	22,508,123
Investor servicing fees (Note 2)	5,757,775
Custodian fees (Note 2)	400,921
Trustee compensation and expenses (Note 2)	183,217
Distribution fees (Note 2)	10,238,785
Administrative services (Note 2)	118,857
Other	1,419,589
Total expenses	40,627,267
Expense reduction (Note 2)	(30,133)
Net expenses	40,597,134

Net investment income	182,529,909

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $73,182) (Notes 1 and 3)	(268,583,584)
Foreign currency transactions (Note 1)	(150,604)
Forward currency contracts (Note 1)	(43,641,332)
Futures contracts (Note 1)	(5,282,722)
Swap contracts (Note 1)	148,796,087
Written options (Note 1)	196,876,168
Total net realized gain	28,014,013
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(40,165,083)
Assets and liabilities in foreign currencies	(232,402)
Forward currency contracts	864,288
Futures contracts	(105,927)
Swap contracts	17,856,834
Written options	(47,969,531)
Total change in net unrealized depreciation	(69,751,821)

Net loss on investments	(41,737,808)

Net increase in net assets resulting from operations	$140,792,101

The accompanying notes are an integral part of these financial statements.

Diversified Income Trust 111

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 9/30/18	Year ended 9/30/17
Operations
Net investment income	$182,529,909	$149,616,635
Net realized gain on investments
and foreign currency transactions	28,014,013	40,290,673
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(69,751,821)	88,663,212
Net increase in net assets resulting from operations	140,792,101	278,570,520
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(68,324,650)	(69,074,634)
Class B	(1,661,563)	(2,434,329)
Class C	(28,216,979)	(30,800,987)
Class M	(6,514,427)	(7,428,936)
Class R	(119,857)	(163,652)
Class R6	(775,060)	(659,455)
Class Y	(115,343,977)	(76,720,171)
Increase from capital share transactions (Note 4)	1,203,987,274	445,026,894
Total increase in net assets	1,123,822,862	536,315,250

NET ASSETS
Beginning of year	3,596,657,178	3,060,341,928
End of year (Note 1)	$4,720,480,040	$3,596,657,178

The accompanying notes are an integral part of these financial statements.

112 Diversified Income Trust

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Diversified Income Trust 113

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
September 30, 2018	$7.07	.31	(.04)	.27	(.38)	(.38)	$6.96	3.81	$1,293,136.98		4.39	580
September 30, 2017	6.86	.32	.29	.61	(.40)	(.40)	7.07	9.04	1,210,996.99		4.54	937
September 30, 2016	7.08	.37	(.22)	.15	(.37)	(.37)	6.86	2.25	1,238,618	1.00[e]	5.48[e]	835
September 30, 2015	7.89	.32	(.79)	(.47)	(.34)	(.34)	7.08	(6.16)	1,834,125.97		4.22	725
September 30, 2014	7.74	.37	.20	.57	(.42)	(.42)	7.89	7.49	2,454,923.97		4.73	257
Class B
September 30, 2018	$6.99	.25	(.04)	.21	(.32)	(.32)	$6.88	3.05	$29,465	1.73	3.65	580
September 30, 2017	6.79	.26	.28	.54	(.34)	(.34)	6.99	8.17	43,182	1.74	3.79	937
September 30, 2016	7.01	.32	(.22)	.10	(.32)	(.32)	6.79	1.52	54,180	1.75[e]	4.74[e]	835
September 30, 2015	7.81	.26	(.78)	(.52)	(.28)	(.28)	7.01	(6.81)	67,948	1.72	3.47	725
September 30, 2014	7.67	.31	.19	.50	(.36)	(.36)	7.81	6.60	83,980	1.72	3.97	257
Class C
September 30, 2018	$6.94	.25	(.04)	.21	(.33)	(.33)	$6.82	3.00	$600,600	1.73	3.65	580
September 30, 2017	6.75	.26	.27	.53	(.34)	(.34)	6.94	8.07	607,113	1.74	3.80	937
September 30, 2016	6.96	.32	(.21)	.11	(.32)	(.32)	6.75	1.68	649,723	1.75[e]	4.74[e]	835
September 30, 2015	7.76	.26	(.78)	(.52)	(.28)	(.28)	6.96	(6.85)	954,682	1.72	3.48	725
September 30, 2014	7.62	.31	.19	.50	(.36)	(.36)	7.76	6.65	1,106,389	1.72	3.95	257
Class M
September 30, 2018	$6.94	.28	(.04)	.24	(.36)	(.36)	$6.82	3.53	$118,582	1.23	4.11	580
September 30, 2017	6.75	.29	.28	.57	(.38)	(.38)	6.94	8.67	129,640	1.24	4.26	937
September 30, 2016	6.97	.35	(.22)	.13	(.35)	(.35)	6.75	2.11	137,777	1.25[e]	5.21[e]	835
September 30, 2015	7.77	.29	(.77)	(.48)	(.32)	(.32)	6.97	(6.37)	163,795	1.22	3.95	725
September 30, 2014	7.62	.35	.20	.55	(.40)	(.40)	7.77	7.30	216,512	1.22	4.46	257
Class R
September 30, 2018	$6.98	.29	(.04)	.25	(.36)	(.36)	$6.87	3.64	$2,404	1.23	4.13	580
September 30, 2017	6.78	.30	.28	.58	(.38)	(.38)	6.98	8.74	2,559	1.24	4.29	937
September 30, 2016	7.00	.35	(.22)	.13	(.35)	(.35)	6.78	2.08	3,398	1.25[e]	5.26[e]	835
September 30, 2015	7.80	.30	(.79)	(.49)	(.31)	(.31)	7.00	(6.38)	3,786	1.22	3.98	725
September 30, 2014	7.66	.35	.19	.54	(.40)	(.40)	7.80	7.16	6,444	1.22	4.45	257
Class R6
September 30, 2018	$7.00	.33	(.04)	.29	(.40)	(.40)	$6.89	4.20	$14,848.64		4.75	580
September 30, 2017	6.80	.34	.28	.62	(.42)	(.42)	7.00	9.34	11,032.65		4.90	937
September 30, 2016	7.02	.40	(.23)	.17	(.39)	(.39)	6.80	2.64	10,097	.65[e]	5.88[e]	835
September 30, 2015	7.82	.34	(.78)	(.44)	(.36)	(.36)	7.02	(5.79)	10,357.63		4.58	725
September 30, 2014†	7.77	.36	.10	.46	(.41)	(.41)	7.82	5.97*	13,592	.59*	4.52*	257

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

114 Diversified Income Trust	Diversified Income Trust 115

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	(%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class Y
September 30, 2018	$7.00	.32	(.05)	.27	(.39)	(.39)	$6.88	3.95	$2,661,444.73		4.64	580
September 30, 2017	6.80	.33	.28	.61	(.41)	(.41)	7.00	9.24	1,592,134.74		4.79	937
September 30, 2016	7.01	.39	(.22)	.17	(.38)	(.38)	6.80	2.66	966,548	.75[e]	5.73[e]	835
September 30, 2015	7.82	.34	(.79)	(.45)	(.36)	(.36)	7.01	(5.94)	2,219,013.72		4.50	725
September 30, 2014	7.68	.39	.19	.58	(.44)	(.44)	7.82	7.74	3,084,286.72		4.93	257

* Not annualized.

†For the period November 1, 2013 (commencement of operations) to September 30, 2014.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

116 Diversified Income Trust	Diversified Income Trust 117

Notes to financial statements 9/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2017 through September 30, 2018.

Putnam Diversified Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

118 Diversified Income Trust

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

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Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $156,913,125, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

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Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a

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clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that

122 Diversified Income Trust

the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable

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to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $101,077,429 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $102,102,204 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2018, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$603,140,770	$227,895,989	$831,036,759

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from

124 Diversified Income Trust

the expiration of a capital loss carryover, from defaulted bond interest, from income on swap contracts, from interest-only securities, and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $46,820,572 to decrease undistributed net investment income, $162,718,173 to decrease paid-in capital and $209,538,745 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$106,586,869
Unrealized depreciation	(330,875,641)
Net unrealized depreciation	(224,288,772)
Undistributed ordinary income	24,723,707
Capital loss carryover	(831,036,759)
Cost for federal income tax purposes	$5,449,513,722

For the fiscal year ended September 30, 2017, the fund had undistributed net investment income of $85,756,578.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,	0.500%	of the next $50 billion,
0.650%	of the next $5 billion,	0.480%	of the next $50 billion,
0.600%	of the next $10 billion,	0.470%	of the next $100 billion and
0.550%	of the next $10 billion,	0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.542% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined

Diversified Income Trust 125

contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,794,232	Class R	3,230
Class B	50,324	Class R6	6,840
Class C	837,421	Class Y	2,891,979
Class M	173,749	Total	$5,757,775

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $30,133 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,377, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$3,226,063
Class B	1.00%	1.00%	360,873
Class C	1.00%	1.00%	6,016,358
Class M	1.00%	0.50%	623,886
Class R	1.00%	0.50%	11,605
Total			$10,238,785

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $286,247 and $4,317 from the sale of class A and class M shares, respectively, and received $16,575 and $5,035 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

126 Diversified Income Trust

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $129 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$23,089,874,902	$22,657,420,922
U.S. government securities (Long-term)	—	—
Total	$23,089,874,902	$22,657,420,922

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	72,965,229	$516,229,601	51,589,686	$362,473,094
Shares issued in connection with
reinvestment of distributions	8,688,773	61,256,940	8,671,144	60,790,553
	81,654,002	577,486,541	60,260,830	423,263,647
Shares repurchased	(67,117,594)	(472,882,462)	(69,448,249)	(488,643,956)
Net increase (decrease)	14,536,408	$104,604,079	(9,187,419)	$(65,380,309)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	172,336	$1,206,444	322,345	$2,236,615
Shares issued in connection with
reinvestment of distributions	209,526	1,462,132	302,430	2,098,278
	381,862	2,668,576	624,775	4,334,893
Shares repurchased	(2,273,908)	(15,896,574)	(2,425,821)	(16,852,531)
Net decrease	(1,892,046)	$(13,227,998)	(1,801,046)	$(12,517,638)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	20,334,802	$141,053,921	14,219,832	$98,386,189
Shares issued in connection with
reinvestment of distributions	3,522,462	24,372,754	3,721,246	25,627,829
	23,857,264	165,426,675	17,941,078	124,014,018
Shares repurchased	(23,284,774)	(161,466,292)	(26,807,784)	(184,682,540)
Net increase (decrease)	572,490	$3,960,383	(8,866,706)	$(60,668,522)

Diversified Income Trust 127

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	394,218	$2,735,412	112,884	$779,005
Shares issued in connection with
reinvestment of distributions	103,161	713,374	115,165	792,937
	497,379	3,448,786	228,049	1,571,942
Shares repurchased	(1,791,333)	(12,389,293)	(1,969,124)	(13,559,812)
Net decrease	(1,293,954)	$(8,940,507)	(1,741,075)	$(11,987,870)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	70,007	$487,843	137,647	$954,976
Shares issued in connection with
reinvestment of distributions	14,202	98,842	16,609	115,005
	84,209	586,685	154,256	1,069,981
Shares repurchased	(100,580)	(704,307)	(288,613)	(2,003,060)
Net decrease	(16,371)	$(117,622)	(134,357)	$(933,079)

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	978,623	$6,854,810	305,528	$2,136,006
Shares issued in connection with
reinvestment of distributions	111,055	775,060	94,920	659,455
	1,089,678	7,629,870	400,448	2,795,461
Shares repurchased	(509,668)	(3,562,812)	(309,586)	(2,156,332)
Net increase	580,010	$4,067,058	90,862	$639,129

	YEAR ENDED 9/30/18		YEAR ENDED 9/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	247,899,887	$1,732,981,733	147,329,504	$1,026,551,794
Shares issued in connection with
reinvestment of distributions	13,283,864	92,579,684	8,884,035	61,695,735
	261,183,751	1,825,561,417	156,213,539	1,088,247,529
Shares repurchased	(102,083,961)	(711,919,536)	(70,892,220)	(492,372,346)
Net increase	159,099,790	$1,113,641,881	85,321,319	$595,875,183

128 Diversified Income Trust

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/17	cost	proceeds	income	of 9/30/18
Short-term investments
Putnam Short Term
Investment Fund**	$234,029,562	$422,096,469	$440,851,294	$4,236,602	$215,274,737
Total Short-term
investments	$234,029,562	$422,096,469	$440,851,294	$4,236,602	$215,274,737

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Diversified Income Trust 129

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$1,659,900,000
Purchased currency options (contract amount)	$240,600,000
Purchased swap option contracts (contract amount)	$17,446,800,000
Written TBA commitment option contracts (contract amount)	$2,804,600,000
Written currency options (contract amount)	$183,000,000
Written swap option contracts (contract amount)	$14,158,500,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$4,555,900,000
OTC interest rate swap contracts (notional)	$13,700,000
Centrally cleared interest rate swap contracts (notional)	$15,147,100,000
OTC total return swap contracts (notional)	$365,000,000
Centrally cleared total return swap contracts (notional)	$1,402,400,000
OTC credit default contracts (notional)	$950,200,000
Centrally cleared credit default contracts (notional)	$98,500,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Payables, Net assets —
Credit contracts	Receivables	$26,729,632	Unrealized depreciation	$123,375,701*
Foreign exchange	Investments,
contracts	Receivables	24,238,568	Payables	20,406,672
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	103,280,088*	Unrealized depreciation	111,592,617*
Total		$154,248,288		$255,374,990

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

130 Diversified Income Trust

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$10,347,553	$10,347,553
Foreign exchange contracts	(5,183,457)	—	(43,641,332)	—	$(48,824,789)
Interest rate contracts	4,894,955	(5,282,722)	—	138,448,534	$138,060,767
Total	$(288,502)	$(5,282,722)	$(43,641,332)	$148,796,087	$99,583,531

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$11,038,725	$11,038,725
Foreign exchange contracts	735,045	—	864,288	—	$1,599,333
Interest rate contracts	(59,706,367)	(105,927)	—	6,818,109	$(52,994,185)
Total	$(58,971,322)	$(105,927)	$864,288	$17,856,834	$(40,356,127)

Diversified Income Trust 131

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	Goldman, Sachs & Co.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	RBC Capital Markets, LLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest
rate swap
contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared
interest rate
swap contracts§	—	—	6,215,392	—	—	—	175,749	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,391,141
OTC Total
return swap
contracts*#	4,693	66,040	—	—	—	188,275	—	—	203,469	—	—	18,235	—	14,644	—	—	—	—	—	—	—	—	495,356
Centrally cleared
total return swap
contracts§	—	—	583,511	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	583,511
OTC Credit
default contracts
— protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit
default contracts
— protection
purchased*#	—	—	—	—	3,664,099	6,342,801	—	—	4,092,352	—	—	—	—	6,996,998	3,052,340	—	2,581,042	—	—	—	—	—	26,729,632
Centrally cleared
credit default
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	2,571	—	—	—	—	—	—	—	—	—	2,571
Forward
currency
contracts#	2,845,523	2,157,459	—	1,640,024	—	1,118,945	—	—	5,996,727	—	2,223,282	1,937,783	—	—	—	—	—	603,120	—	2,311,448	1,573,744	177,417	22,585,472
Forward
premium
swap option
contracts#	560,055	—	—	711,893	—	—	—	—	559,754	—	—	289,850	—	—	—	—	232,192	—	—	—	—	—	2,353,744
Purchased swap
options**#	—	—	—	7,844,997	—	—	—	—	7,649,166	—	—	14,448,495	—	—	—	—	13,978,291	—	—	—	—	—	43,920,949
Purchased
options**#	—	—	—	—	—	—	—	—	1,653,096	—	—	7,986,462	—	—	—	—	—	—	—	—	—	—	9,639,558
Repurchase
agreements**	—	—	—	—	53,827,000	—	—	—	—	50,000,000	—	—	—	—	—	—	—	—	50,000,000	—	—	—	153,827,000
Total Assets	$3,410,271	$2,223,499	$6,798,903	$10,196,914	$57,491,099	$7,650,021	$175,749	$—	$20,154,564	$50,000,000	$2,223,282	$24,680,825	$2,571	$7,011,642	$3,052,340	$—	$16,791,525	$603,120	$50,000,000	$2,311,448	$1,573,744	$177,417	$266,528,934

132 Diversified Income Trust	Diversified Income Trust 133

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	Goldman, Sachs & Co.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	RBC Capital Markets, LLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Liabilities:
OTC Interest
rate swap
contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$63,901	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$63,901
Centrally cleared
interest rate
swap contracts§	—	—	7,878,972	—	—	—	194,801	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8,073,773
OTC Total
return swap
contracts*#	—	410,208	—	3,183	—	112,157	—	11,038	90,029	—	—	46,920	—	126,296	—	—	—	—	—	—	—	—	799,831
Centrally cleared
total return swap
contracts§	—	—	857,325	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	857,325
OTC Credit
default contracts
— protection
sold*#	855,143	—	—	—	13,530,211	28,042,788	—	60,227	15,185,845	—	—	—	—	33,749,125	5,190,166	—	19,517,431	—	—	—	—	—	116,130,936
OTC Credit
default contracts
— protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared
credit default
contracts§	—	—	54,976	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	54,976
Futures
contracts§	—	—	—	—	—	—	—	—	—	—	—	—	355,034	—	—	—	—	—	—	—	—	—	355,034
Forward
currency
contracts#	265,211	2,914,201	—	1,647,923	—	1,424,429	—	—	2,121,551	—	2,343,770	1,599,706	—	—	—	—	—	3,536,850	—	1,399,838	1,596,451	814,836	19,664,766
Forward
premium
swap option
contracts#	2,789,143	149,657	—	1,525,344	—	—	—	—	1,822,299	—	—	4,015,139	—	—	—	—	404,822	—	—	—	—	—	10,706,404
Written swap
options#	—	1,982,723	—	10,724,347	—	—	—	—	15,091,769	—	—	10,178,481	—	—	—	—	8,859,884	—	—	—	—	—	46,837,204
Written options#	—	—	—	—	—	—	—	—	741,906	—	—	10,945,582	—	—	—	—	—	—	—	—	—	—	11,687,488
Total Liabilities	$3,909,497	$5,456,789	$8,791,273	$13,900,797	$13,530,211	$29,579,374	$194,801	$71,265	$35,053,399	$—	$2,343,770	$26,849,729	$355,034	$33,875,421	$5,190,166	$—	$28,782,137	$3,536,850	$—	$1,399,838	$1,596,451	$814,836	$215,231,638
Total Financial
and Derivative
Net Assets	$(499,226)	$(3,233,290)	$(1,992,370)	$(3,703,883)	$43,960,888	$(21,929,353)	$(19,052)	$(71,265)	$(14,898,835)	$50,000,000	$(120,488)	$(2,168,904)	$(352,463)	$(26,863,779)	$(2,137,826)	$—	$(11,990,612)	$(2,933,730)	$50,000,000	$911,610	$(22,707)	$(637,419)	$51,297,296
Total collateral
received
(pledged)†##	$(499,226)	$(3,233,290)	$—	$(3,703,883)	$43,960,888	$(21,929,353)	$—	$—	$(13,910,919)	$50,000,000	$(120,488)	$(2,168,904)	$—	$(26,863,779)	$(2,088,960)	$—	$(11,023,926)	$(2,933,730)	$50,000,000	$375,705	$(22,707)	$—
Net amount	$—	$—	$(1,992,370)	$—	$—	$—	$(19,052)	$(71,265)	$(987,916)	$—	$—	$—	$(352,463)	$—	$(48,866)	$—	$(966,686)	$—	$—	$535,905	$—	$(637,419)

134 Diversified Income Trust	Diversified Income Trust 135

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	Goldman, Sachs & Co.	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Futures, Inc.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	RBC Capital Markets, LLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled
collateral
received
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$375,705	$—	$—	$375,705
Uncontrolled
collateral
received	$—	$—	$—	$—	$54,903,568	$—	$—	$—	$—	$51,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$51,009,557	$—	$—	$—	$156,913,125
Collateral
(pledged)
(including TBA
commitments)**	$(713,099)	$(3,739,443)	$—	$(4,120,553)	$(8,835,710)	$(22,639,334)	$—	$—	$(13,910,919)	$—	$(719,787)	$(2,732,214)	$—	$(29,798,664)	$(2,088,960)	$(1,255,725)	$(11,023,926)	$(3,636,393)	$—	$—	$(709,825)	$—	$(105,924,552)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $2,059,989 and $97,140,839, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $163,229,791 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

136 Diversified Income Trust	Diversified Income Trust 137

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

138 Diversified Income Trust

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of September 30, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Diversified Income Trust 139

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

140 Diversified Income Trust

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN028 313324 11/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2018	$212,777	$ —	$7,405	$ —
September 30, 2017	$190,565	$ —	$7,188	$ —

For the fiscal years ended September 30, 2018 and September 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,405 and $7,188 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2018	$ —	$ —	$ —	$ —

September 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Diversified Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2018